AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 1997


                                                     1933 ACT FILE NO. 2-22019
                                                     1940 ACT FILE NO. 811-1241
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933               [X]

                       POST-EFFECTIVE AMENDMENT NO. 70             [X]

                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940           [X]

                               AMENDMENT NO. 43                    [X]

                           EATON VANCE GROWTH TRUST
                 -------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                           ------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                                ALAN R. DYNNER
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                   ----------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective pursuant to rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)     [ ] on (date) pursuant to paragraph (a)(1)
[X] on December 31, 1997 pursuant to paragraph (b)        [ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] 60 days after filing pursuant to paragraph (a)(1)     [ ] on (date) pursuant to paragraph (a)(2).


If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest.


    Asian Small Companies Portfolio, Greater China Growth Portfolio, Growth Portfolio, Information Age Portfolio, Worldwide Developing Resources Portfolio and Worldwide Health Sciences Portfolio have also executed this Registration Statement.

================================================================================

    This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheet required by Rule 481(a) under the Securities Act of
1933

    Part A -- The combined Prospectus of:
              Eaton Vance Information Age Fund
              Eaton Vance Worldwide Developing Resources Fund


              Eaton Vance Worldwide Health Sciences Fund

              The Prospectuses of:
              Eaton Vance Asian Small Companies Fund
              Eaton Vance Greater China Growth Fund
              Eaton Vance Growth Fund

    Part B -- The combined Statement of Additional Information of:
              Eaton Vance Information Age Fund
              Eaton Vance Worldwide Developing Resources Fund
              Eaton Vance Worldwide Health Sciences Fund

              The Statements of Additional Information of:
              Eaton Vance Asian Small Companies Fund
              Eaton Vance Greater China Growth Fund
              Eaton Vance Growth Fund


    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits

    This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any Series of the Registrant not identified above.

                           EATON VANCE GROWTH TRUST


                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A


PART A
ITEM NO.             ITEM CAPTION                                               PROSPECTUS CAPTION
-------              ------------                            --------------------------------------------------------

 1. ...............  Cover Page                              Cover Page

 2. ...............  Synopsis                                Shareholder and Fund Expenses


 3. ...............  Condensed Financial Information         The Fund's (or Funds') Financial Highlights; Performance
                                                               Information
 4. ...............  General Description of Registrant       The Fund's (or Funds') Investment Objective; Investment
                                                               Policies and Risks; Investment Opportunities in the
                                                               Asian Region (for Asian Fund only); Investment
                                                               Opportunities in the China Region (for China Fund
                                                               only); Organization of the Fund and the Portfolio (or
                                                               Organization of the Funds and the Portfolios)
 5. ...............  Management of the Fund                  Management of the Fund and the Portfolio (or Management
                                                               of Funds and the Portfolios)

 5A................  Management's Discussion of Fund         Not Applicable
                       Performance

 6. ...............  Capital Stock and Other Securities      Organization of the Fund and the Portfolio (or
                                                               Organization of the Funds and the Portfolios); Reports
                                                               to Shareholders; The Lifetime Investing Account/
                                                               Distribution Options; Distributions and Taxes

 7. ...............  Purchase of Securities Being Offered    Valuing Shares; How to Buy Shares; Distribution and
                                                               Service Plans; The Lifetime Investing Account/
                                                               Distribution Options; The Eaton Vance Exchange
                                                               Privilege; Eaton Vance Shareholder Services
 8. ...............  Redemption or Repurchase                How to Redeem Shares
 9. ...............  Pending Legal Proceedings               Not Applicable


PART B
ITEM NO.             ITEM CAPTION                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
------               --------                                --------------------------------------------------------
10. ...............  Cover Page                              Cover Page

11. ...............  Table of Contents                       Table of Contents
12. ...............  General Information and History         Other Information
13. ...............  Investment Objective and Policies       Additional Information about Investment Policies;
                                                               Investment Restrictions
14. ...............  Management of the Fund                  Trustees and Officers
15. ...............  Control Persons and Principal Holders   Control Persons and Principal Holders of Securities
                       of Securities

16. ...............  Investment Advisory and Other Services  Investment Adviser and Administrator (Growth Fund only);
                                                               Management of the Funds and the Portfolios; Service
                                                               Plan -- Class A Shares (Growth and Developing
                                                               Resources Funds only); Distribution Plans -- Class A,
                                                               Class B and Class C Shares; Custodian; Independent
                                                               Accountants (for Growth and Health Sciences Funds);
                                                               Independent Certified Public Accountants (for Asian,
                                                               China, Information Age and Developing Resources
                                                               Funds); Other Information

17. ...............  Brokerage Allocation and Other          Portfolio Security Transactions
                       Practices
18. ...............  Capital Stock and Other Securities      Other Information

19. ...............  Purchase, Redemption and Pricing of     Determination of Net Asset Value; Principal Underwriter;
                       Securities Being Offered                Services for Accumulation -- Class A Shares; Service
                                                               for Withdrawal; Service Plan -- Class A Shares (Growth
                                                               and Developing Resources Funds only); Distribution
                                                               Plans -- Class A, Class B and Class C Shares

20. ...............  Tax Status                              Taxes
21. ...............  Underwriters                            Principal Underwriter
22. ...............  Calculation of Performance Data         Investment Performance
23. ...............  Financial Statements                    Financial Statements

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

[GRAPHIC OMITTED]

                   Eaton Vance Worldwide Developing Resources Fund
                      Eaton Vance Worldwide Health Sciences Fund
                           Eaton Vance Information Age Fund

EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND (the "Developing Resources Fund") is a mutual fund seeking capital appreciation and protection of purchasing power through natural resource related investments.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND (the "Health Sciences Fund") is a mutual fund seeking long-term capital growth by investing in a global and diversified portfolio of health sciences companies.

EATON VANCE INFORMATION AGE FUND (the "Information Age Fund") is a mutual fund seeking long-term capital growth by investing in a global and diversified portfolio of securities of information age companies.


Each Fund invests its assets in a corresponding open-end investment company (a "Portfolio") having the same investment objective as the Fund, rather than by directly investing in and managing its own portfolio of securities. Each Fund is a series of Eaton Vance Growth Trust (the "Trust").

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.


This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated January 1, 1998 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter") 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265).

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS
                                                      Page                                                     Page
----------------------------------------------------------------------------------------------------------------------
Shareholder and Fund Expenses                             2  How to Buy Shares                                    18
The Funds' Financial Highlights                           4  How to Redeem Shares                                 20
The Funds' Investment Objectives                          7  Reports to Shareholders                              22
Investment Profiles                                       7  The Lifetime Investing Account/Distribution Options  22
Investment Policies and Risks                             9  The Eaton Vance Exchange Privilege                   22
Organization of the Funds and the Portfolios             13  Eaton Vance Shareholder Services                     23
Management of the Funds and the Portfolios               14  Distributions and Taxes                              24
Distribution and Service Plans                           16  Performance Information                              25
Valuing Shares                                           18


----------------------------------------------------------------------------------------------------------------------

                       Prospectus dated January 1, 1998

    SHAREHOLDER AND FUND EXPENSES
    SHAREHOLDER TRANSACTION EXPENSES

                                                                                Class A     Class B     Class C
                                                                                 Shares      Shares      Shares
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                            5.75%        None        None
Sales Charges Imposed on Reinvested Distributions                                 None        None        None
Fees to Exchange Shares                                                           None        None        None
Maximum Contingent Deferred Sales Charge                                          None       5.00%       1.00%

    ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (AS A
    PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                               Investment     Rule 12b-1
                                               Adviser or    Distribution                      Total
                                               Management       and/or          Other        Operating
                                                  Fees       Service Fees     Expenses       Expenses
----------------------------------------------------------------------------------------------------------
Developing Resources Fund
  Class A shares*                                 0.75%          0.00%          0.80%          1.55%
  Class B shares                                  0.75           0.89           0.80           2.44

Health Sciences Fund
  Class A shares                                  1.36%          0.25%          0.39%          2.00%
  Class B shares                                  1.36           0.85           0.39           2.60
  Class C shares                                  1.36           1.00           0.39           2.75

Information Age Fund
  Class A shares                                  1.25%          0.50%          0.99%          2.74%
  Class B shares                                  1.25           0.95           0.99           3.19
  Class C shares                                  1.25           1.00           0.99           3.24

    *Payment of the Developing Resources Class A service fee will commence in the third quarter of 1998. See note below.

    EXAMPLE


    An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge, or, in the case of Class B and Class C shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period (and, for Class B and Class C, no redemption):

                                                 1 Year         3 Years        5 Years       10 Years
----------------------------------------------------------------------------------------------------------
Developing Resources Fund

  Class A shares                                   $72           $104           $137           $231
  Class B shares                                    75            116            150            278
  Class B (no redemption)                           25             76            130            278

Health Sciences Fund
  Class A shares                                   $77           $117           $159           $277
  Class B shares                                    76            121            158            293
  Class B (no redemption)                           26             81            138            293
  Class C shares                                    38             85            145            308
  Class C (no redemption)                           28             85            145            308

Information Age Fund
  Class A shares                                   $84           $138           $194           $347
  Class B shares                                    82            138            187            349
  Class B shares (no redemption)                    32             98            167            349
  Class C shares                                    43            100            169            354
  Class C shares (no redemption)                    33            100            169            354

NOTES: The table and Examples summarize the aggregate expenses of the Portfolios and each class of shares of the Funds and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for Class B shares of the Information Age and Developing Resources Funds is based on expenses for the most recent fiscal year except that service fees have been estimated. Information for Class A shares of Developing Resources Fund and Class A and Class C shares of Information Age Fund is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure. Information for Class A shares of the Health Sciences Fund is based on its most recent fiscal year, except that Management Fees have been estimated for the current fiscal year. Information for Class B and Class C shares of the Health Sciences Fund is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure. Management Fees for the Information Age Fund include management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.75% and 0.25%, respectively. Management Fees for the Health Sciences Fund include management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.86% and 0.25%, respectively. The advisory fee is subject to a performance adjustment after September 1, 1997. See "Management of the Funds and the Portfolios." Eaton Vance has agreed to waive its fee and/or reimburse the Fund for operating expenses to maintain an annual expense ratio for the Class A shares of 2.00% or less until August 31, 1999.

Each Fund offers multiple classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase and Class C shares are sold subject to a 1% CDSC if redeemed within one year of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares."

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. Long-term shareholders in Class B and Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of both the Funds and the Portfolios, see "The Funds" Financial Highlights," "Management of the Funds and the Portfolios," "Distribution and Service Plans" and "How to Redeem Shares."

For Developing Resources Fund Class A shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding .25% per annum of its average daily net assets. The Developing Resources Fund expects to begin making service fee payments during the quarter ending September 30, 1998. After such date, Total Operating Expenses will be higher. See "Distribution and Service Plans."

Each Fund invests exclusively in its corresponding Portfolio. Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios."

THE FUNDS' FINANCIAL HIGHLIGHTS

The following information should be read in conjunction with the audited financial statements that appear in the Funds' annual reports to shareholders. The Developing Resources Fund's financial statements have been audited by Deloitte & Touche LLP, independent accountants, and the Health Sciences Fund's and Information Age Fund's financial statements have been audited by Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The financial statements and the independent auditors' reports are incorporated by reference into the Statement of Additional Information. The Financial Highlights for Health Sciences Fund for the nine years ended August 31, 1996 were audited by other auditors whose report dated September 20, 1996 expressed an unqualified opinion on such Financial Highlights. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Funds' Financial Highlights are for a Fund prior to reclassification as a separate Class of shares on September 1, 1997. Information for the new Classes of shares is not presented because these classes did not exist prior to September 1, 1997. The Financial Highlights for the new Classes will differ due to the different fees borne by them.

                                                        Developing Resources Fund (Class B Shares)
                        -----------------------------------------------------------------------------------------------------------
                             Year Ended August 31,                                  Year Ended September 30,
                        ------------------------------       ----------------------------------------------------------------------
                          1997       1996      1995++          1994       1993       1992      1991      1990      1989     1988**
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $21.580     $16.420   $ 14.890       $13.240    $11.850    $11.140   $12.140   $13.460   $11.420   $10.000
                        --------    -------   --------       --------   --------   -------   -------   -------   -------   -------

INCOME FROM OPERATIONS:

  Net investment
    income (loss)       $ (0.248)   $(0.261)  $ (0.100)(3)   $ (0.050)  $ (0.090)  $(0.083)  $ 0.020   $ 0.069   $ 0.060   $ 0.134
  Net realized and
    unrealized gain
    (loss) on
    investments           (2.427)     6.371      1.630 (3)      2.650      1.480     1.103    (0.570)   (0.009)    2.480     1.406
                        --------    -------   --------       --------   --------   -------   -------   -------   -------   -------
    Total income
      (loss) from
      investment
      operations        $ (2.675)   $ 6.110   $  1.530       $  2.600   $  1.390   $ 1.020   $(0.550)  $ 0.060   $ 2.540   $ 1.540
                        --------    -------   --------       --------   --------   -------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
  From net investment
    income              $  --       $ --      $  --          $  --      $  --      $ --      $(0.020)  $(0.069)  $(0.074)  $(0.120)
  In excess of net
    investment income(1)(4)--         --         --            (0.020)     --       (0.250)   (0.110)   (0.091)   (0.146)    --
  From net realized
    gain on investments   (3.335)    (0.950)     --             --         --       (0.060)   (0.320)   (1.220)   (0.280)    --
  In excess of
    realized gain on
    investments            --         --         --            (0.930)     --        --        --        --        --        --
                        --------    -------   --------       --------   --------   -------   -------   -------   -------   -------
    Total
     distributions      $ (3.335)   $(0.950)  $  --          $ (0.950)  $  --      $(0.310)  $(0.450)  $(1.380)  $(0.500)  $(0.120)
                        --------    -------   --------       --------   --------   -------   -------   -------   -------   -------
NET ASSET VALUE, end
 of year                $ 15.570    $21.580   $  6.420       $ 14.890    $13.240   $11.850   $11.140   $12.140   $13.460   $11.420
                        ========    =======   ========       ========    =======   =======   =======   =======   =======   =======

TOTAL RETURN(2)         (14.49)%     39.69%     10.28%         20.47%     11.73%     9.44%   (4.36)%     0.01%    22.96%    15.39%

Ratios/Supplemental Data*:
  Net assets, end of
    year (000's omitted)$ 22,664    $20,129   $ 15,259        $13,055   $  5,792   $ 3,775   $ 4,042   $ 4,391   $ 2,999   $ 2,424
  Ratio of net
    expenses to
    average daily net
    assets(6)              2.44%      2.49%      2.43% +        2.64%      3.15%     3.26%     3.29%     2.50%     1.62%     0.99%+
  Ratio of net
    expenses to
    average daily net
    assets after
    custodian fee
    reduction(6)           2.40%      2.47%      --             --         --        --        --        --        --        --
  Ratio of net
    investment income
    (loss) to average
    daily net assets     (1.92)%    (1.60)%    (0.74)% +      (0.96)%    (0.92)%   (0.67)%     0.17%     0.33%     0.45%   0.83%+

PORTFOLIO TURNOVER(8)      --           86%        49%            17%        57%       32%       27%       35%       53%       25%

AVERAGE COMMISSION
 RATE PAID(5)              --       $0.0382      --             --         --        --        --        --        --        --

    *For the six years ended September 30, 1993, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Net investment loss
per share                  --         --         --             --      $ (0.210)  $(0.240)  %(0.110)  $(0.300)  $(0.600)  $(0.980)
                                                                        ========   =======   =======   =======   =======   =======

RATIOS (As a percentage of average daily net assets):
   Expenses                --         --         --             --         3.90%     4.65%     4.42%     5.23%     6.87%     7.90%+
   Net investment loss     --         --         --             --       (1.67)%   (2.06)%   (0.96)%   (2.40)%   (4.80)%   (6.08)%+

                           (See footnotes on page 6.)


                                                           Health Sciences Fund (Class A Shares)
                        -----------------------------------------------------------------------------------------------------------
                                                                   Year Ended August 31,
                        ----------------------------------------------------------------------------------------------------------
                           1997       1996(3)    1995(3)    1994(3)    1993(3)    1992(3)   1991(3)   1990(3)   1989(3)    1988(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  beginning of year      $  13.540   $ 11.710   $  9.150   $  9.640   $  8.970   $  8.570   $ 7.350   $ 6.960   $ 5.300   $  7.630
                         ---------   --------   --------   --------   --------   --------   -------   -------   -------   --------
INCOME (LOSS) FROM
  OPERATIONS
  Net investment loss    $  (0.133)  $ (0.230)  $ (0.170)  $ (0.160)  $ (0.130)  $ (0.130)  $(0.120)  $(0.160)  $(0.430)  $ (0.230)
  Net realized and
    unrealized gain on
    investments              1.818      3.460      3.410      0.430      1.860      1.150     2.150     0.910     2.090     (1.580)
                         ---------   --------   --------   --------   --------   --------   -------   -------   -------   --------
    Total income from
      operations         $   1.685   $  3.230   $  3.240   $  0.270   $  1.730   $  1.020   $ 2.030     0.750   $ 1.660   $ (1.810)
                         ---------   --------   --------   --------   --------   --------   -------   -------   -------   --------

LESS DISTRIBUTIONS
From net realized gain
on investments           $  (0.295)  $  1.400   $  0.680   $  0.760   $  1.060   $  0.620   $ 0.810   $ 0.360   $  --     $  0.520
                         ---------   --------   --------   --------   --------   --------   -------   -------   -------   --------
    Total distributions  $  (0.295)  $  1.400   $  0.680   $  0.760   $  1.060   $  0.620   $ 0.810   $ 0.360   $  --     $  0.520
                         ---------   --------   --------   --------   --------   --------   -------   -------   -------   --------

NET ASSET VALUE, end
of year                  $  14.930   $ 13.540   $ 11.710   $  9.150   $  9.640   $  8.970   $ 8.570   $ 7.350   $ 6.960   $  5.300
                         =========   ========   ========   ========   ========   ========   =======   =======   =======   ========
TOTAL RETURN(2)             17.67%     31.04%     38.13%      2.69%     21.37%     12.04%    30.60%    11.13%    31.32%   (25.30)%

RATIOS/SUPPLEMENTAL DATA*:

  Net assets, end of
    year (000 omitted)   $  88,349   $ 55,016   $ 17,690   $ 13,231   $ 10,223   $ 11,415   $ 6,955   $ 3,771   $ 2,754   $  2,819
  Ratio of net expenses
    to average net
    assets(6)(7)             2.07%      2.21%      2.44%      2.50%      2.50%      2.48%     2.50%     3.51%     5.27%      5.59%
  Ratio of net
    expenses to
    average net assets
    after custodian fee
    reduction(6)(7)          2.00%      2.19%      --         --         --         --         --        --        --        --

  Ratio of net
    investment loss to
    average net assets     (1.60)%    (1.81)%    (1.80)%    (1.65)%    (1.53)%    (1.45)%   (1.47)%   (2.26)%   (3.73)%    (4.00)%

PORTFOLIO TURNOVER(8)          --         66%        45%        49%        77%        71%       81%      143%       75%        59%

AVERAGE COMMISSION
RATE(5)                  $     --    $ 0.0864   $  --      $ --       $ --       $ --       $ --      $ --      $ --      $ --

    *The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Manager/Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

RATIOS (As a percentage of average daily net assets):

  Expenses(6)(7)             2.29%      --         --         2.67%      2.87%      2.59%     3.74%     4.77%     5.54%      5.71%
  Expenses after
    custodian fee
    reduction(6)(7)          2.22%      --         --         --         --         --         --        --        --        --
  Net investment loss      (1.82)%      --         --       (1.82)%    (1.90)%    (1.56)%   (2.71)%   (3.51)%   (4.00)%    (4.37)%
  Net investment loss
    per share            $  (0.151)     --         --      $ (0.188)  $ (0.161)  $ (0.140)  $(0.221)  $(0.248)  $(0.461)  $ (0.251)


                                                      (See footnotes on page 6.)

                                           Information Age Fund (Class B Shares)
                                           -------------------------------------
                                                       Year Ended August 31,
                                                      ---------------------
                                                         1997         1996**
------------------------------------------------------------------------------

NET ASSET VALUE, beginning of period                   $ 11.040     $ 10.000
                                                       --------     --------
Income from operations:
  Net investment loss                                  $ (0.178)(3) $ (0.134)
  Net realized and unrealized gain on investments         2.490 (3)    1.174
                                                       --------     --------
    Total income from operations                       $  2.312     $  1.040
                                                       --------     --------

LESS DISTRIBUTIONS FROM:
  Net realized gain on investments                     $ (1.042)    $   --
                                                       --------     --------
    Total distributions                                  (1.042)    $   --
                                                       --------     --------

NET ASSET VALUE, end of period                         $ 12.310     $ 11.040
                                                       ========     =========

Total Return(2)                                          20.79%       10.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)            $ 29,037     $ 21,800
  Ratio of net expenses to average net assets(7)          3.19%        2.96%+
  Ratio of net investment loss to average net assets     (1.67)%     (1.34)%+

 **For the Developing Resources Fund, for the period from the start of business, October 21, 1987, to September 30, 1988 and for the Information Age Fund for the period from the start of business, September 18, 1995, to August 31, 1996.
  +Computed on an annualized basis.
 ++For the eleven months ended August 31, 1995.
(1)Distributions from paid-in capital for the years ended September 30, 1992 and for the years prior thereto have been restated to conform with the treatment under current financial reporting standards.
(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period. Distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is computed on a non-annualized basis.
(3)Computed using average shares outstanding.
(4)The Fund has followed the Statement of Position (SOP) 93-2:
   Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(5)Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate for the period since a Fund transferred substantially all of its investable assets to a Portfolio is shown in the Portfolio's financial statements.
(6)The expense ratios for the years ended August 31, 1997 and 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require a Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.
(7)Includes the Fund's share of the Portfolio's allocated expenses.
(8)Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its assets to the Portfolio is shown in the Portfolio's financial statements which are incorporated by reference into the Statement of Additional Information.

THE FUNDS' INVESTMENT OBJECTIVES


The investment objective(s) of each Fund are set forth below. Each Fund currently seeks to meet its investment objective(s) by investing its assets in a separate corresponding open-end management investment company (a "Portfolio"). Each Portfolio has the same investment objective(s) as its corresponding Fund.


EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND ("DEVELOPING RESOURCES FUND") SEEKS TO PROVIDE CAPITAL APPRECIATION AND PROTECTION OF THE PURCHASING POWER OF THE SHAREHOLDER'S CAPITAL. Developing Resources Fund invests its assets in Worldwide Developing Resources Portfolio ("Developing Resources Portfolio"), which invests in natural resources related investments.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND ("HEALTH SCIENCES FUND") SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF HEALTH SCIENCES COMPANIES. Health Sciences Fund invests its assets in Worldwide Health Sciences Portfolio ("Health Sciences Portfolio"), which invests in securities of health sciences companies.

EATON VANCE INFORMATION AGE FUND ("INFORMATION AGE FUND") SEEKS LONG-TERM CAPITAL GROWTH. Information Age Fund invests its assets in Information Age Portfolio, which invests in securities of information age companies.


Unless otherwise indicated in this Prospectus, the investment objective and policies of each Fund and its corresponding Portfolio are the same and may be changed by the Trustees of the Trust or the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change any Fund's objective and intend to submit any proposed material change in investment objective to shareholders for their approval.

Each Fund is intended for long-term investors who can withstand share price fluctuations and can accept international risks and little or no current income. Prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares. No Fund is a complete investment program and each Fund poses special risks. The Information Age Portfolio is exposed to technology orientated companies, the Worldwide Health Sciences Portfolio concentrates its investments in medical research and the health care industry, and the Worldwide Developing Resources Portfolio is subject to the volatile market in which natural resource investments are traded. Numerous worldwide economic, financial and political factors can affect a Portfolio's holdings. No Fund can assure achievement of its investment objective.

Boston Management and Research ("BMR") serves as investment adviser to Developing Resources Portfolio. Information Age Portfolio is co-advised by BMR and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"). Mehta and Isaly Asset Management, Inc. ("M&I") serves as investment adviser to Health Sciences Portfolio. BMR, Lloyd George and M&I are each sometimes referred to herein as an "Adviser" or collectively as the "Advisers." The sponsor and manager of the Funds and the administrator of the Portfolios is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 ("Eaton Vance" or the "Manager"). BMR is a wholly-owned subsidiary of Eaton Vance.


INVESTMENT PROFILES
NATURAL RESOURCE OPPORTUNITIES
The Adviser to the Developing Resources Portfolio, BMR, will seek to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic or financial conditions. BMR believes that the market value of securities of companies that have different kinds of natural resource assets, revenues or profits may move relatively independently of one another during different stages of investment and inflationary cycles. BMR's flexible investment approach enables it to change the Developing Resources Portfolio's investment emphasis to various subsectors within the large natural resource investment sector depending upon it's outlook as to developments and trends which may affect the value of and prospects for different types of natural resource related investments.

In reviewing natural resource related investments available to the Developing Resources Portfolio, BMR will consider, among other investments, domestic and foreign companies which may

EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD PRECIOUS METALS. BMR will give special emphasis in this subsector to efficiently managed, low cost gold producers which are able to operate profitably at the current level of gold prices, thereby benefiting from any future increase in gold prices.

EXPLORE FOR, FINANCE, DEVELOP OR PRODUCE ENERGY RESOURCES. In this subsector, BMR will stress low cost producers whose reserves will allow expansion of production and those companies with established earnings records in both rising and falling energy markets.


EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD STRATEGIC METALS.


CREATE AND DEVELOP NEW GEOCHEMICAL TECHNOLOGY OR PROPRIETARY METHODS FOR DETECTING, DEVELOPING, PRODUCING OR PROCESSING MINERAL DEPOSITS AND OTHER NATURAL RESOURCES.

OWN, LEASE OR HAVE RIGHTS TO HOLDINGS OF TIMBER AND TIMBERLANDS. This would include those companies which manufacture or process pulp, paper, wood products and other specialty products.

PROVIDE NATURAL RESOURCE TRANSPORTATION, DISTRIBUTION AND PROCESSING SERVICES, SUCH AS PIPELINES AND REFINING.

HEALTH SCIENCE INVESTMENTS
Markets for health sciences products and services have undergone significant growth over the last 25 years. In the U.S., the Department of Health and Human Services estimates health care expenditures alone could increase to over 16% of gross national product by the year 2000, compared to 7.6%, 10.3% and 14.0% in 1972, 1982 and 1992, respectively. Outside the U.S., most developed countries are seeing similar growth in health care expenditures. In emerging markets, health care spending is increasing as standards of living are improving and as revenues become available to fund government and private programs to address basic health needs. Factors contributing to this growth include demographic shifts tending to a higher world population and a larger elderly populaton in industrialized nations, technological advances, and popular acceptance of and worldwide familiarity with health care products, resulting in high consumer demand. In addition to increased demand for health science products and services, substantial public and private expenditures on basic medical research and advances in technology have accelerated the pace of medical discoveries. The Adviser of the Health Sciences Portfolio, M&I, believes that the rate of change may accelerate in the future, causing certain segments of the business to decline and others to experience growth. Favorable investment opportunities may be found in companies that provide products or services designed for the prevention, diagnosis and treatment of physical and mental disorders.

In making portfolio selections, in addition to evaluating trends in corporate revenues, earnings and dividends, M&I generally considers the amount of capital currently being expended on research and development, and the nature thereof. M&I believes that dollars invested in research and development today frequently have significant bearing on future growth.

Portfolio securities generally will be selected from companies in the following groups:

BIOTECHNOLOGY -- Companies which are producing or plan to produce as a result of current research, diagnostic and therapeutic drugs and reagents based on genetic engineering and the use of monoclonal antibodies or on recombinant DNA; also, specialty companies catering to the unique requirements of biotechnology companies such as those providing enzymes, media and purification equipment.

DIAGNOSTICS -- Private organizations that develop or maintain sophisticated diagnostic equipment such as CAT scanners and Magnetic Resonance Imaging as well as urological and serological assays.

MANAGED HEALTHCARE -- Operators of investor-owned hospital chains (including acute care psychiatric hospitals), nursing centers for the elderly, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.

MEDICAL EQUIPMENT AND SUPPLIES -- Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialyses equipment to CAT scanners).

PHARMACEUTICALS -- Companies involved with new types of drugs and their delivery systems.

THE INFORMATION AGE
In recent years, a number of technological advances have facilitated the global dissemination of information of all types including text, voice, images, moving pictures and digital data streams. These technological advances may be likened to the dynamic process of invention and application of new technology in the eighteenth and nineteenth centuries that has come to be known as the Industrial Revolution, ushering in the Industrial Age. In the same way, the Advisers to the Information Age Portfolio, BMR and Lloyd George, believe that the current pace of technological change in the dissemination and use of information will be looked upon as the Information Revolution and will usher in the Information Age.

The leading equity investments of the Information Age may be those companies, referred to as information age companies, developing and successfully adopting these new technologies to meet the needs of the rapidly changing information marketplace. The global dissemination of information and information processing technologies has enhanced economic growth in the developed economies of the world and is contributing to the rapid modernization of the world's newly developing economies. BMR and Lloyd George believe that the pace and scope of these technological developments are likely to increase and that their economic impact will become increasingly important. The Advisers believe that investment in companies participating in these developments both as producers and as beneficiaries of new technologies is likely to produce favorable returns. These industries are dynamic and the Advisers will endeavor to keep abreast of changes in information products, services and technologies. The Advisers may consider investment in companies that benefit from:

EMERGING AND ESTABLISHED TECHNOLOGIES THAT WILL ENHANCE THE PROCESSING AND TRANSFER OF INFORMATION. These may include digital technologies, such as computer hardware, software and networks; mobile telephony and established telecommunications networks of all sorts; fiber optic communications equipment; and developing methods of utilizing electromagnetic spectrum for communications.

PRIVATIZATION AND DEREGULATION OF STATE OWNED BUSINESSES, such as telecommunication, television and other information media companies both in the developed economies and the emerging economies where these companies may reach new markets and expand their business opportunities.

WIDER ACCESS TO INFORMATION AND ENTERTAINMENT MEDIA BY PEOPLES AROUND THE GLOBE, including broadcasters; cable television networks; producers and publishers of entertainment, news, literature and scholarly information; owners of libraries and data bases of all kinds; advertising agencies and in some cases advertisers who can capitalize on rising demand due to broader consumer awareness, particularly in new markets.

DEVELOPMENT OF NEW INFORMATION INFRASTRUCTURE IN DEVELOPING COUNTRIES, such as producers and developers of communication network equipment and managers of sophisticated communication networks.

AFFORDABILITY OF, AND RISING DEMAND FOR, INFORMATION INDUSTRIES' CONSUMER PRODUCTS AND SERVICES particularly in the emerging economies such as China, India, Africa, Latin America, and Eastern Europe where penetration of these products and services is low by world standards.

INVESTMENT POLICIES AND RISKS
DEVELOPING RESOURCES PORTFOLIO. The Developing Resources Portfolio seeks to achieve its investment objective by investing in domestic and foreign natural resource related investments. Under normal investment conditions, the Developing Resources Portfolio will invest primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if BMR believes such investments would help to achieve the Portfolio's investment objective. The Portfolio may also invest in debt, preferred or convertible securities, the value of which is related in part to the market value of some natural resource asset ("asset- related securities"). The Portfolio under normal circumstances will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities. In making investments for the Portfolio, BMR will seek to identify companies or asset-related securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets, revenues or profits or are especially well positioned to benefit during particular periods of investment or inflationary cycles. The Portfolio may also from time to time invest to a limited extent in natural resource-related direct placement securities and venture capital companies and in gold or silver bullion, strategic metals, and gold or silver coins.

During temporary defensive periods, such as during abnormal market or economic conditions, the Portfolio may invest in U.S. Government securities and money market securities, including repurchase agreements, or hold a portion of its assets in cash or cash equivalents. The Portfolio may also hold a portion of its assets in cash or money market instruments, including repurchase agreements and cash equivalents, for liquidity purposes. In addition, under certain circumstances, the Portfolio may invest a majority of its assets in gold-related investments. See below. Emphasis on underperforming investment sectors can result in substantial losses.

Natural resource related investments include securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. BMR currently deems a company to be in the natural resource investment sector if (a) at least 50% of the non-current assets, capitalization, gross revenues or operating profit of the company in the most recent or current fiscal year are involved in or result from (whether directly or indirectly through affiliates) any of the foregoing activities or (b) in BMR's judgment the company's natural resource assets, revenues or profit are of such magnitude, when compared with the total non-current assets, capitalization, gross revenues or operating profit of the company, that favorable changes in the value of such assets or level of its natural resource revenues or profit could favorably affect the market value of the equity securities of the company.

Natural resources include substances, materials and energy derived from natural sources which have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., titanium, chromium, vanadium and niobium), energy resources (coal, oil, natural gas, oil shale and uranium), timberland, undeveloped real property and agricultural and other commodities.


The Developing Resources Fund may also invest in other registered investment companies in the Eaton Vance group of funds in addition to or in lieu of the Developing Resources Portfolio, if such other funds invest in securities that the Fund can invest in and the Trustees of the Trust determine it is in the best interests of the Fund to do so. Any other registered investment company in which such Fund invests is likely to be organized and to operate in the manner described under "Organization of the Funds and the Portfolios."

HEALTH SCIENCES PORTFOLIO. The Health Sciences Portfolio invests in a global and diversified portfolio of securities of health science companies. These companies principally are engaged in the development, production or distribution of products or services related to scientific advances in health care, including biotechnology, diagnostics, managed health care and medical equipment and supplies, and pharmaceuticals. At the time the Portfolio makes an investment, 50% or more of such a company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Health Sciences Portfolio may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.


Under normal market conditions, the Health Sciences Portfolio will invest at least 65% of its assets in securities of health science companies, including common and preferred stocks; equity interests in partnerships; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by M&I to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such below investment grade debt securities will not exceed 20% of total assets. For temporary defensive purposes, such as during abnormal market or economic conditions, the Health Sciences Portfolio may invest without limit in high grade debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments.

Many health science companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The Health Sciences Portfolio will invest in securities of emerging growth health science companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.


INFORMATION AGE PORTFOLIO. The Information Age Portfolio invests in a global and diversified portfolio of securities of information age companies. Information age companies are companies that may be engaged in providing information services, such as telephone, broadcasting, cable or satellite television, publishing, advertising, producing information and entertainment media, data processing, networking of data processing and communication systems, or providing consumer interconnection to computer communication networks. In addition, such companies may be engaged in the development, manufacture, sale, or servicing of information age products, such as computer hardware, software and networking equipment, mobile telephony devices, telecommunications network switches and equipment, television and radio broadcasting and receiving equipment, or news and information media of all types. The Information Age Portfolio may invest in securities of both established and emerging companies operating in developed and emerging economies.


Under normal market conditions, the Information Age Portfolio will invest at least 65% of its assets in securities of information age companies. Securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by an Adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such debt securities will not exceed 20% of total assets. For temporary defensive purposes, the Information Age Portfolio may invest without limit in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments.

Many information age companies are subject to substantial governmental regulations that can affect their prospects. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of such companies.

AN INVESTMENT IN A FUND ENTAILS THE RISK THAT THE PRINCIPAL VALUE OF FUND SHARES MAY NOT INCREASE OR MAY DECLINE. EACH PORTFOLIO'S INVESTMENTS ARE SUBJECT TO THE RISK OF ADVERSE DEVELOPMENTS AFFECTING PARTICULAR COMPANIES OR INDUSTRIES AND SECURITIES MARKETS GENERALLY.

ADDITIONAL INVESTMENT POLICIES AND RISKS FOR THE DEVELOPING RESOURCES FUND:

METALS INVESTMENTS. The Developing Resources Portfolio may invest up to 10% of its portfolio in gold or silver bullion, strategic metals, and gold or silver coins. The Portfolio will invest only in metals that are readily marketable, and in coins only if there is an active quoted market for the coins in question. Coins will not be purchased for their numismatic value. Prices of precious metals may fluctuate sharply over short periods due to various events, such as changes in actual or anticipated inflation, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation, changes in demand, or governmental restrictions on private ownership.

GOLD-RELATED INVESTMENTS. Based on historic experience, during periods of economic or political instability the securities of gold-related companies may be subject to wide price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations. The major producers of gold include the Republic of South Africa, the United States, Russia, Australia, China and Canada. Economic, social and political developments within South Africa, Russia and China, including civil unrest, may significantly affect gold production and values.

WHEN BMR ANTICIPATES SIGNIFICANT ECONOMIC OR POLITICAL INSTABILITY, SUCH AS HIGH INFLATION OR TURMOIL IN THE FOREIGN CURRENCY EXCHANGE MARKETS, THE DEVELOPING RESOURCES PORTFOLIO, IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, MAY INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-RELATED SECURITIES INDEXED TO THE VALUE OF SOME NATURAL RESOURCE SUCH AS GOLD BULLION. Such a change in investment strategy could require the Portfolio to liquidate portfolio assets and incur transaction costs. There can be no assurance that any such change in investment strategy will be successful.

NON-DIVERSIFICATION. The Developing Resources Portfolio is a "non-diversified" investment company, and so may invest its assets in a more limited number of issuers than if it were a diversified investment company. Under applicable tax requirements, the Portfolio may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. Government obligations) and, with respect to 50% of its total assets, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, the Portfolio may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss. To mitigate this risk, the Developing Resources Portfolio has adopted an investment policy that it will not purchase more than 10% of the total outstanding voting securities of an issuer, except when significant economic, political or financial instability is anticipated.

BORROWING AND LEVERAGE. The Developing Resources Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Portfolio's market exposure and its risk. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on BMR's ability to predict market movements correctly. The Portfolio may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Portfolio's overall investment exposure and may result in losses. The amount of money borrowed by the Portfolio for leverage may generally not exceed one-third of the Portfolio's assets (including the amount borrowed).

COMMON INVESTMENT POLICIES AND RISKS:


INVESTING IN FOREIGN SECURITIES. Each Portfolio may invest in foreign securities, and under normal market conditions the Health Sciences and Developing Resources Portfolios will each hold securities of issuers in at least three countries. Investing in securities issued by foreign companies (i.e., companies domiciled outside the United States) and governments (including depository receipts) involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of a Portfolio as measured in U.S. dollars may be adversely affected by changes in foreign currency exchange rates. Such rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Health Sciences Portfolio may also invest some of its assets in the emerging economies of lesser developed countries such as China and India, and countries located in Latin America and Eastern Europe, and the Developing Resources Portfolio may invest in Africa, the Far East, Latin America and Eastern Europe. Consistent with its investment objective, a Portfolio is not limited in the percentage of assets it may invest in such securities; however, the number of health science issuers in less developed countries is relatively small. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, approximately 62%, 42% and 50%, respectively, of the Developing Resources, Health Sciences and Information Age Portfolios' assets were comprised of foreign securities.

DERIVATIVE INSTRUMENTS. Each Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates (or commodity prices for Developing Resources Portfolio), or as a substitute for the purchase or sale of securities or currencies (or commodities for Developing Resources Portfolio). A Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. A Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Portfolio's initial investment in these instruments. In addition, a Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by a Portfolio. A Portfolio incurs transaction costs in opening and closing positions in derivative instruments. Under regulations of the Commodity Futures Trading Commission the use of futures transactions for nonhedging purposes is limited. There can be no assurance that a Portfolio's Adviser's use of derivative instruments will be advantageous to the Portfolio.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. Each Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Portfolio's Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies a Portfolio's exposure to foreign currency exchange rate fluctuations. Each Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.


CURRENCY SWAPS. A Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell) with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities a Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolios do not expect to invest more than 5% of their respective total assets in repurchase agreements under normal circumstances.

RESTRICTED SECURITIES. Securities that are not freely tradeable or which are subject to restrictions on sale under the Securities Act of 1933 are considered restricted. Such securities are illiquid and may be difficult to properly value. Each Portfolio's holdings of illiquid securities may not exceed 15% of its net assets. Illiquid securities include securities legally restricted as to resale such as commercial paper issued pursuant to Section 4 (2) of the Securities Act of 1933, and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Section 4(2) and Rule 144A securities may, however, be treated as liquid by an Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Such Rule 144A securities may increase the level of fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.


DIRECT PLACEMENT SECURITIES, VENTURE CAPITAL INVESTMENTS AND SMALLER COMPANIES. The Developing Resources and Health Sciences Portfolios may make natural resource related investments in "direct placement securities" issued by a company directly to the Portfolio. The Developing Resources and Health Sciences Portfolios are also empowered to make natural resource related investments in "venture capital companies" -- companies, the securities of which have no public market at the time of investment. The Developing Resources and Health Sciences Portfolios' direct placement securities and venture capital investments are considered speculative in nature and are not readily marketable. Each Portfolio's investments may include securities of smaller, less seasoned companies. Such securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.


CONCENTRATION. The Developing Resources Portfolio has adopted a fundamental policy which requires it during normal market conditions to concentrate at least 25% of its total assets in the natural resources group of industries. The Health Sciences Portfolio, as a matter of fundamental policy, will not invest 25% or more of its total assets in the securities of issuers in any one industry other than U.S. Government securities and securities of health science companies. Therefore, either Portfolio could be adversely affected by a single economic, political or regulatory occurrence or other development affecting its investment sector. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of shares of a mutual fund which invests in a broader range of industries. (The Information Age Portfolio may not invest 25% or more of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry.) NO FUND SHOULD BE CONSIDERED A BALANCED OR COMPLETE INVESTMENT PROGRAM.

OTHER INVESTMENT COMPANIES. Each Portfolio reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with the Portfolio's Adviser that have the characteristics of closed-end investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by a Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

CERTAIN INVESTMENT POLICIES. The Funds and the Portfolios have adopted certain fundamental investment restrictions and policies, in addition to their concentration policies set forth above, which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote. In addition, the Statement of Additional Information contains nonfundamental investment policies; for example, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets generally is not required in the event of a subsequent change in circumstances.

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS


THE INFORMATION AGE AND HEALTH SCIENCES FUNDS ARE EACH DIVERSIFIED SERIES AND THE DEVELOPING RESOURCES FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have divided the shares of each Fund into multiple classes, including Class A, Class B and Class C shares. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. See "Distribution and Service Plans" and "How to Buy Shares." The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. As a result of a reorganization with separate series of the Trust, the Funds commenced offering Class A, Class B and, for the Information Age Fund, Class C shares on September 1, 1997. Health Sciences Fund commenced offering Class C shares on January 1, 1998.

When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolios, may afford the potential for economies of scale for each Fund and may over time result in lower expenses for a Fund.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.

Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from its corresponding Portfolio.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund or class might become liable for a misstatement or omission in the Prospectus regarding another Fund or class because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS


Eaton Vance Management ("Eaton Vance") acts as the sponsor and manager of the Health Sciences and Information Age Funds and as the administrator of the Health Sciences and Information Age Portfolios and the Developing Resources Fund. The Developing Resources Portfolio has engaged BMR as its investment adviser. The Information Age Portfolio has engaged Eaton Vance and Lloyd George as investment advisers, with the Portfolio's non-U.S. assets managed by Lloyd George and its U.S. assets managed by Eaton Vance. The Health Sciences Portfolio has engaged M&I as its investment adviser.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $20 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. Eaton Vance Corp. owns approximately 21% of the Class A Shares issued by Lloyd George Management (B.V.I.) Limited ("LGM"), the parent of Lloyd George.

William D. Burt and Barclay Tittmann are the co-portfolio managers of the Developing Resources Portfolio since inception. Mr. Burt joined Eaton Vance and BMR as a Vice President in November, 1994. Prior to joining Eaton Vance, he was a Vice President of The Boston Company (1990-1994). Mr. Tittmann joined Eaton Vance and BMR as a Vice President in October 1993. Prior to joining Eaton Vance, he was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston Moss) (1970-1993).

Duncan W. Richardson has acted as a co-portfolio manager of the Information Age Portfolio since it commenced operations. Mr. Richardson is a Vice President of Eaton Vance and of BMR and manages other Eaton Vance portfolios.

Lloyd George, which maintains offices in Hong Kong, London, England and Mumbai, India, is a corporation formed on October 29, 1991 under the laws of Bermuda. Lloyd George is registered as an investment adviser with the Commission. Lloyd George is a subsidiary of LGM. LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of approximately $1.5 billion. Jacob Rees-Mogg has acted as a co-portfolio manager of the Information Age Portfolio since it commenced operations. He is an Investment Manager for Lloyd George. Prior to joining Lloyd George, he was an Analyst at J. Rothschild Investment Management (1991-1993).

While the Information Age Portfolio is a New York trust, Lloyd George, together with Mr. Lloyd George and Edward K.Y. Chen (a Trustee of the Information Age Portfolio), are not residents of the United States and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of Lloyd George and such individuals under the federal securities laws of the United States. The Information Age Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which Lloyd George and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

Investment decisions for the Health Sciences Portfolio are made by the portfolio manager, Samuel D. Isaly. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in New York in 1968. He studied international economics, mathematics and econometrics at Princeton and the London School of Economics. His company, Gramercy Associates, was the first to develop an integrated worldwide system of analysis on the 100 leading worldwide pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the United States and Europe beginning in 1982. Gramercy Associates was absorbed into S.G. Warburg & Company Inc. in 1986, where Mr. Isaly became a Senior Vice President. In July of 1989, Mr. Isaly joined with Mr. Viren Mehta to found the partnership of Mehta and Isaly. The operations of the combined effort are (1) to provide investment ideas to institutional investors on the subject of worldwide health care, (2) to undertake cross-border merger and acquisition projects in the industry and (3) to provide investment management services to selected investors. The latter activity is undertaken primarily through the legal entity Mehta and Isaly Asset Management, Inc., which is an investment advisory firm registered with the Commission.


Each Adviser, acting under the general supervision of the Board of Trustees of a Portfolio, manages a Portfolio's investments and affairs pursuant to an investment advisory agreement. The Advisers also furnish for the use of the respective Portfolios office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio.


Under its investment advisory agreement with the Developing Resources Portfolio, BMR receives a monthly advisory fee of .0625% (equivalent to .75% annually) of the average daily net assets of the Portfolio up to $500 million; the fee will be reduced at various asset levels over $500 million. For the period from the Portfolio's start of business, April 10, 1997, to August 31, 1997, the Portfolio paid BMR advisory fees equivalent to .75% (annualized) of the Fund's average daily net assets for such period.

Under the investment advisory agreement with the Information Age Portfolio, BMR and Lloyd George receive a monthly advisory fee, to be divided equally between them, of .0625% (equivalent to .75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As of August 31, 1997, the Portfolio had net assets of $51,373,944. For the fiscal year ended August 31, 1997, the Portfolio paid advisory fees equivalent to 0.75% of the Portfolio's average daily net assets.

Under the investment advisory agreement with the Health Sciences Portfolio, M&I receives a fee computed daily and payable monthly at an annual rate of 1.00% of the Portfolio's average daily net assets up to $30 million of such assets, 0.90% of the next $20 million of such assets, and 0.75% on such assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. Beginning September 1, 1997, M&I may receive a performance based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the fiscal year ended August 31, 1997, M&I received an advisory fee of 0.86% of average daily net assets. M&I has agreed to pay the Principal Underwriter the equivalent of one-third of its advisory fee receipts out of M&I's own resources for the Principal Underwriter's activities as placement agent of the Portfolio.

The Advisers place the portfolio transactions of the Portfolios for execution with many broker-dealer firms and use their best efforts to obtain execution of such transactions at prices which are advantageous to a Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Advisers may consider sales of shares of a Fund as a factor in the selection of broker-dealer firms to execute portfolio transactions. The Funds, the Portfolios and the Advisers have adopted Codes of Ethics relating to personal securities transactions. The Codes permit personnel of the Advisers to invest in securities (including securities that may be purchased or held by a Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.

Eaton Vance, acting under the general supervision of the Boards of Trustees, manages and administers the business affairs of the Information Age and Health Sciences Funds and the Information Age and Health Sciences Portfolios. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolios concerning the investment performance achieved by the Advisers for the Portfolios, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Trust and the custodian of the Portfolios, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Funds and the Portfolios. Eaton Vance also furnishes for the use of the Funds and the Portfolios office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Funds and the Portfolios. Eaton Vance does not provide any investment management or advisory services to the Portfolios or the Funds.


Under its management contract with the Information Age and Health Sciences Funds, Eaton Vance receives a monthly management fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of each Fund up to $500 million, which fee declines at intervals above $500 million. Under its administration agreement with the Information Age and Health Sciences Portfolios, Eaton Vance receives a monthly administration fee in the amount of 1/48 of 1% (equal to .25% annually) of the average daily net assets of each Portfolio up to $500 million, which fee declines at intervals above $500 million.


For the fiscal year ended August 31, 1997, Eaton Vance earned management fees equivalent to 0.25% of each of the Information Age and Health Sciences Funds' average daily net assets for such period. In addition, for the fiscal year ended August 31, 1997, Eaton Vance earned administration fees equivalent to 0.25% of each such Portfolio's average daily net assets.

Eaton Vance has agreed to waive its fee and/or reimburse Health Sciences Fund for operating expenses to maintain an annual expense ratio for the Class A shares of 2.00% or less until August 31, 1999.

The Trust has retained the services of Eaton Vance to act as Administrator of the Developing Resources Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Developing Resources Portfolio. As Administrator, Eaton Vance provides the Developing Resources Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreements, by Eaton Vance under the management contracts or the administration agreements, or by the Principal Underwriter under the distribution agreements.


DISTRIBUTION AND SERVICE PLANS


The Trust has adopted a Distribution Plan (the "Class A Plan") for the Class A shares of Health Sciences Fund and Information Age Fund pursuant to Rule 12b-1 under the 1940 Act. THE CLASS A PLAN FOR THE INFORMATION AGE FUND PROVIDES FOR THE PAYMENT OF A MONTHLY DISTRIBUTION FEE TO THE PRINCIPAL UNDERWRITER IN AN AMOUNT EQUAL TO THE AGGREGATE OF (a) .50% OF THAT PORTION OF CLASS A AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR WHICH IS ATTRIBUTABLE TO SHARES WHICH HAVE REMAINED OUTSTANDING FOR LESS THAN ONE YEAR AND (b) .25% OF THAT PORTION OF CLASS A AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR WHICH IS ATTRIBUTABLE TO SHARES WHICH HAVE REMAINED OUTSTANDING FOR MORE THAN ONE YEAR. THE CLASS A PLAN FOR THE HEALTH SCIENCES FUND PROVIDES FOR THE PAYMENT OF A MONTHLY DISTRIBUTION FEE TO THE PRINCIPAL UNDERWRITER IN AN AMOUNT EQUAL TO 0.25% OF CLASS A AVERAGE DAILY NET ASSETS. The Principal Underwriter intends to use at least part of such fees from the Health Sciences Fund to compensate Authorized Firms, including M&I, for personal services rendered to Health Sciences Fund shareholders and/or the maintenance of shareholder accounts. Aggregate payments to the Principal Underwriter under the Class A Plan are limited to those permissible pursuant to a rule of the National Association of Securities Dealers, Inc. For the fiscal year ended August 31, 1997, Class A shares of Health Sciences Fund paid distribution fees representing 0.25% of the average daily net assets of the Fund.

The Information Age Fund Class A Plan also provides that Class A will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to Authorized Firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such Firms which have remained outstanding for more than one year. Service fee payments to Authorized Firms will be in addition to sales charges on Class A shares which are reallowed to Authorized Firms. If the Class A Plan is terminated or not continued in effect, the Class has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing Class A shares.

The Trust has adopted a Service Plan (the "Class A Service Plan") for the Developing Resources Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE CLASS A SERVICE PLAN PROVIDES THAT CLASS A MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Class A Service Plan by authorizing the Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. Developing Resources Fund expects to begin making Class A service fee payments during the quarter ending September 30, 1998.

The Trust has also adopted Distribution Plans ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B shares and Health Science Fund's and Information Age Fund's Class C shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLANS, CLASS B AND CLASS C EACH PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B and Class C shares and for interest expenses. Under each Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to
 .75% of the purchase price of the Class C shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the sales commission as reimbursement for the sales commissions made to Authorized Firms at the time of sale. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the two Plans are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. During the fiscal year ended August 31, 1997, each Class B (which were then separate series funds) paid or accrued sales commissions equivalent to .75% of average daily net assets. As at August 31, 1997, the outstanding uncovered distribution charges calculated under the Developing Resources, Health Sciences and Information Age Class B Plans amounted to approximately $882,000, $2,871,000 and $982,000, respectively (equivalent to 3.9%, 4.4% and 3.4%, respectively, of net assets on such day).

THE CLASS B AND CLASS C PLANS ALSO AUTHORIZE EACH SUCH CLASS TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale. For the fiscal year ended August 31, 1997, Developing Resources and Information Age Funds Class B paid or accrued service fees under its Plan equivalent to 0.16% and 0.17%, respectively, of average daily net assets for such year.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may at times allow discounts on the sale of Class A shares up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES

EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Trust) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada) Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Trust's custodian. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of each Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, each Class's net asset value will reflect the value of each Fund's interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering price per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. Each Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).


Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets.


SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.


HOW TO BUY SHARES

SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B and Class C shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows:
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Trust as described below under "How to Redeem Shares."


CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of shares of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                         Sales Charge       Sales Charge    Dealer Commission
                       as Percentage of   as Percentage of   as Percentage of
Amount of Purchase      Offering Price    Amount Invested     Offering Price
--------------------------------------------------------------------------------
Less than $50,000            5.75%              6.10%              5.00%

$50,000 but less than        4.75               4.99
$100,000                                                           4.00

$100,000 but less            3.75               3.90
than $250,000                                                      3.00

$250,000 but less            3.00               3.09
than $500,000                                                      2.50

$500,000 but less            2.00               2.04
than $1,000,000                                                    1.75

$1,000,000 or more           0.00*              0.00*           See Below

 *No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.

**A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.


Class A shares may be sold at net asset value to shareholders of the Health Sciences Fund who were shareholders on August 30, 1996 that have maintained their account until the subsequent purchase; to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans"), and "rabbi trusts." The Trust's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of Class A shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

Until March 31, 1998, no sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Class A shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.


STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period in Class A shares, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of such shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Firm is placing the orders, the adjustment will be made only on those shares purchased through the Firm then handling the investor's account.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:


IN THE CASE OF BOOK ENTRY:                                IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.                      Investors Bank & Trust Company
Broker #2212                                              Attention: Eaton Vance [indicate Fund name and
Investors Bank & Trust Company                            Class]
For A/C Eaton Vance [indicate Fund name and Class]        Physical Securities Processing Settlement Area
                                                          200 Clarendon Street
                                                          Boston, MA 02116


Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM SHARES


A SHAREHOLDER MAY REDEEM SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and any federal income tax required to be withheld.


REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.


REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the order is deemed to be received by the Trust or the Principal Underwriter, as the Trust's agent. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.


CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a 1% CDSC if redeemed within 12 months of purchase. If Class A shares are purchased prior to April 1, 1998 at net asset value because the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), they will be subject to a .50% CDSC if redeemed within 12 months of purchase.


CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

Year of
Redemption
After Purchase                                                                                    CDSC
--------------------------------------------------------------------------------------------------------
First or Second                                                                                    5%
Third                                                                                              4%
Fourth                                                                                             3%
Fifth                                                                                              2%
Sixth                                                                                              1%
Seventh and following                                                                              0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

CLASS C SHARES. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. The Class C CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Code, or (3) as part of a required minimum distribution from other tax-sheltered retirement plans.

REPORTS TO SHAREHOLDERS


EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.


Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE


Shares of each Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Class C shares may also be exchanged for shares of Eaton Vance Money Market Fund and EV Classic Senior Floating-Rate Fund. Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Class B shares of the Limited Maturity Funds and Prime Rate Reserves), see "How to Redeem Shares." The CDSC or early withdrawal charge schedule applicable to Class B shares of the Limited Maturity Funds and Prime Rate Reserves is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.


Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES

THE TRUST OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund or Class as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B and Class C shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B or Class C CDSC. See "How to Redeem Shares." A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchase.

STATEMENT OF INTENTION: Purchases of $50,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Class A and Class C shares of each Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS. It is the present policy of each Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the net investment income (if any) allocated to a Fund by its corresponding Portfolio (less the Funds' direct and allocated expenses and class-specific expenses) and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) and net gains from foreign currency transactions (if any) allocated to a Fund by its corresponding Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of a Fund at net asset value per share as of the close of business on the ex-dividend date.


Each Fund's net investment income consists of a Fund's allocated share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of the Fund and net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to a Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers. Each Portfolio's net investment income consists of all income accrued on a Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles.

TAXES. Distributions by a Fund which are derived from the Fund's allocated share of its corresponding Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. A portion of distributions from a Fund's net investment income may qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized by a Portfolio and allocated to a Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by a Fund prior to the end of December. Distributions by a Fund of net long-term capital gains allocated to a Fund by its corresponding Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions. Certain distributions declared by the Fund in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund or another fund pursuant to a Fund's reinvestment or exchange privilege. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Each Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to avoid paying federal income taxes on the part of its investment company taxable income (consisting of taxable net investment income and net short-term capital gains) and net capital gains that it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, each Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders substantially all of its ordinary income and capital gain net income in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios do not pay federal income or excise taxes.

Income realized by a Portfolio from certain investments and allocated to a Fund may be subject to foreign income taxes, and a Fund may make an election under
Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of a Fund's allocated share of qualified taxes paid by its corresponding Portfolio to foreign countries. This election may be made only if more than 50% of the assets of a Fund, including its allocable share of its corresponding Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. Each Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

Shareholders will receive annually Forms 1099 to assist in preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Transfer Agent.

Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes to an investment in a Fund.

PERFORMANCE INFORMATION

FROM TIME TO TIME, AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A shares; net asset value for Class B and Class C shares) for specified periods, assuming reinvestment of all distributions. Total return may be quoted for the period prior to commencement of operations which would reflect the Class's total return (or that of its predecessor) adjusted to reflect any applicable sales charge. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. Each Fund may publish annual and cumulative total return figures from time to time.


Each Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. A Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that investment results will fluctuate over time, and any presentation of total return for any prior period should not be considered a representation of what an investment may earn or what the total return may be in any future period.

The following chart reflects the annual investment returns of CLASS B SHARES OF THE DEVELOPING RESOURCES FUND for one-year periods ending August 31 and does not take into account any sales charge which investors may bear. The performance of Class A shares will be different.
[Graphic Omitted]


The following chart reflects the annual investment returns of the predecessor to the CLASS A SHARES OF THE HEALTH SCIENCES FUND for one-year periods ending August 31 and does not take into account any sales charge which investors may bear. The performance of Class B and Class C shares will be different.

[Graphic Omitted]

                   5 YEAR AVERAGE ANNUAL TOTAL RETURN - 11.95%
                  10 YEAR AVERAGE ANNUAL TOTAL RETURN - 10.32%*

                     1988(1)*             16.81%
                     1989*                21.19%
                     1990*                 3.71%
                     1991*                (4.83)%
                     1992*                 7.21%
                     1993*                17.32%
                     1994                 16.26%
                     1995                 13.79%
                     1996                 39.69%
                     1997                (14.49)%

(1)From the start of business, October 21, 1987, to August 31, 1988. *If a portion of the Fund's expenses had not been subsidized, the
   Fund would have had lower returns.


The following chart reflects the annual investment returns of the predecessor to the CLASS A SHARES OF THE HEALTH SCIENCES FUND for one-year periods ending August 31 and does not take into account any sales charge which investors may bear. The performance of Class B and Class C shares will be different.


[Graphic Omitted]

                   5 YEAR AVERAGE ANNUAL TOTAL RETURN - 21.56%
                  10 YEAR AVERAGE ANNUAL TOTAL RETURN - 15.53%*

                     1988                (25.30%)
                     1989                 31.32%
                     1990                 11.13%
                     1991                 30.60%
                     1992                 12.04%
                     1993                 21.37%
                     1994                  2.69%
                     1995                 38.13%
                     1996                 31.04%
                     1997                 17.67%

  *If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds      21st

                 Century


--------------------------------------------------------------------------------
Eaton Vance Worldwide Developing Resources Fund
Eaton Vance Worldwide Health Sciences Fund
Eaton Vance Information Age Fund


PROSPECTUS
JANUARY 1, 1998




--------------------------------------------------------------------------------
Portfolio Investment Advisers
Boston Management and Research, 24 Federal Street, Boston, MA 02110
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central Hong Kong Mehta and Isaly Asset Management, Inc., 41 Madison Avenue,
New York, NY 10010-2202

Fund Sponsor and Manager or Administrator
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
Coopers &Lybrand, L.L.P., One Post Office Square, Boston, MA 02109



                                                                       1/1 COMBP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

[GRAPHIC OMITTED]

                                   Eaton Vance
                          Asian Small Companies Fund


Eaton Vance Asian Small Companies Fund (the "Fund") is a mutual fund seeking capital growth through investment in securities of smaller companies based in Asia. The Fund invests its assets in Asian Small Companies Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund, rather than by directly investing in and managing its own portfolio of securities. Most of the Portfolio will be invested in Asian securities markets, including those of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The Fund is a separate series of Eaton Vance Growth Trust (the "Trust").


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1998 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                      Page                                                     Page

----------------------------------------------------------------------------------------------------------------------
Shareholder and Fund Expenses                             2  How to Buy Shares                                    11
Investment Opportunities in the Asian Region              3  How to Redeem Shares                                 13
The Fund's Investment Objective                           3  Reports to Shareholders                              14
Investment Policies and Risks                             3  The Lifetime Investing Account/Distribution Options  14
Organization of the Fund and the Portfolio                7  The Eaton Vance Exchange Privilege                   15
Management of the Fund and the Portfolio                  8  Eaton Vance Shareholder Services                     16
Distribution Plans                                        9  Distributions and Taxes                              17
Valuing Shares                                           10  Performance Information                              17
----------------------------------------------------------------------------------------------------------------------
                       Prospectus dated January 1, 1998


    SHAREHOLDER AND FUND EXPENSES
    SHAREHOLDER TRANSACTION EXPENSES


                                                                                   Class A        Class B
                                                                                   Shares         Shares
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)       5.75%          None
Sales Charges Imposed on Reinvested Distributions                                   None           None
Fees to Exchange Shares                                                             None           None
Maximum Contingent Deferred Sales Charge                                            None           5.00%

    Annual Fund and Allocated Portfolio Operating Expenses (as a percentage of average daily net assets)

                                                                                   Class A        Class B
                                                                                   Shares         Shares

-------------------------------------------------------------------------------------------------------------
Management Fees                                                                     1.25%          1.25%
Rule 12b-1 Distribution and or Service Fees                                         0.50           0.75
Other Expenses                                                                      0.75           0.75
                                                                                    ----           ----
    Total Operating Expenses                                                        2.50           2.75
                                                                                    ====           ====

    EXAMPLE

    An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge or, in the case of Class B shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming
    (a) 5% annual return and (b) redemption at the end of each period:

                                                                                   Class A        Class B
                                                                                   Shares         Shares
-------------------------------------------------------------------------------------------------------------
1 Year                                                                              $ 81           $ 78
3 Years                                                                              131            125

    An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

                                                                                   Class A        Class B
                                                                                   Shares         Shares
-------------------------------------------------------------------------------------------------------------
1 Year                                                                              $ 81           $ 28
3 Years                                                                              131             85

NOTES: The table and Example summarize the aggregate expenses of the Portfolio and each Class of shares of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. The Management Fees and Other Expenses set out in the table and the information in the Example is estimated for each Class, since the Fund is only recently organized. Management Fees include management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.75% and 0.25%, respectively.

The Fund offers two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares."

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. Long-term holders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of both the Fund and the Portfolio see "Management of the Fund and the Portfolio", "Distribution Plans", and "How to Redeem Shares."

The Fund invests exclusively in the Portfolio. Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

INVESTMENT OPPORTUNITIES IN THE ASIAN REGION

Despite volatility in late 1997, over the past 20 years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. In the past five years, the newly emerging securities markets of the Asian Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. There is continuing economic integration among the countries in the Asian Region.


ASIAN SMALL COMPANIES ARE AN ATTRACTIVE INVESTMENT OPPORTUNITY. Although Asian securities markets have become progressively more accessible to U.S. investors through either direct investment or through Asian (or Pacific Basin) investment companies, obstacles to investing in smaller companies have remained. Information to research these companies is not easily obtainable. The Adviser is strategically located in Hong Kong and has substantial experience with Asian small companies. Also, in many existing Asian mutual funds, only a small portion of the portfolio is invested in smaller companies. The Adviser believes that soundly managed smaller companies in the Asian Region are well positioned to take advantage of the rapid changes in the underlying economic and social structures that have been taking place over the past decade. Smaller companies are generally able to react swiftly to changing trading conditions and the Adviser believes that such companies offer the potential for high capital growth rates, particularly in a period of economic recovery. The Adviser believes that smaller Asian companies offering superior returns exist in newly created industries, as well as more traditional economic sectors in expanding markets.


See Appendix B to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in Asian Region countries.


THE FUND'S INVESTMENT OBJECTIVE

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL GROWTH. It currently seeks to meet its investment objective by investing its assets in the Asian Small Companies Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of smaller companies based in Asia. Most of the Portfolio's assets will be invested in securities markets in the Asian region, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. (collectively, the "Asian Region").

Investments in the Asian Region can involve significant risks that are generally not involved with investments in U.S. companies. The Fund is intended for long-term investors who can accept international investment risk and little or no current income. The Fund is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. The investment objective of the Fund and the Portfolio are nonfundamental. Asian Region investments may offer higher potential for gains and losses than investments in the United States. See "Investment Policies and Risks" for further information.

INVESTMENT POLICIES AND RISKS

THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF SMALLER COMPANIES BASED IN ASIA. Most of the Portfolio's assets will be invested in Asian securities markets. The Adviser will consider companies that it believes have all or most of the following characteristics: sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities.

The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of Asian small companies. Such companies will
(a) have a market capitalization equivalent to less than $600 million and (b) be located in or have securities which are principally traded in an Asian Region country. Such securities are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the Asian Region. In addition, the Portfolio may invest up to 10% of its total assets in direct investments. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country, and may retain securities of a company with market capitalization that grows over the $600 million level. While there is no minimum or maximum limitation on assets that may be invested in a single country, the Adviser currently anticipates Hong Kong will represent more than 25% of total assets.


Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will consider disposition of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio and it is expected such securities will be less than 5% of assets.


In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio may, under normal market conditions, invest up to 35% of its total assets in equity securities other than Asian small company investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. The Portfolio will not purchase debt securities, other than investment grade convertible debt instruments.


The Portfolio may, for temporary defensive purposes, such as during abnormal market or economic conditions, invest some or all of its total assets in high grade debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency. The Portfolio may also borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Because investment in Asian companies will usually involve currencies of foreign countries, the value of assets of the Portfolio as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss.


More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.


Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in small companies based in Asia, its investment performance will be especially affected by events affecting Asian Region companies. The value and liquidity of investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian Region varies widely. Certain countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Asian investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, such as Japan, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in the economies of such countries as the result of any reversals of economic liberalization in those countries, political unrest or changes in trading status.


SECURITIES TRADING MARKETS. The securities markets in the Asian Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the Asian Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of these securities markets may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, Asian Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities. All of these risks are heightened when securities of smaller companies are involved.

The stock markets in the Asian Region are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in these countries is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets.

ASIAN COUNTRY CONSIDERATIONS. Political and economic structures in many Asian countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgement in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of Portfolio investments.


Economies of countries in the Asian Region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of many countries in the Asian Region are affected by developments in the economies of their principal trading partners. For example, revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Because the Portfolio is likely, from time to time, to concentrate investments in Hong Kong, investors should be aware that there has been significant growing economic integration between Hong Kong and Southern China which is likely to continue. The political integration of these two countries occurred in 1997, and the actual or perceived success of this process will affect investments in Hong Kong and elsewhere.


The Fund and the Portfolio each intend to conduct its respective affairs in such a manner to avoid taxation. Nevertheless, certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that in the future the Portfolio will be able to repatriate its income, gains or initial capital from these countries.

DIRECT INVESTMENTS AND SMALLER COMPANIES. The Portfolio may invest up to 10% of its total assets in direct investments in smaller companies based in Asia. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

The Portfolio's investments will include investments in smaller, less seasoned companies for which there is less publicly available information than larger, more established companies. The securities of these companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Investments in smaller companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for some of these investments, the Portfolio may take longer to liquidate these positions at fair value than would be the case for publicly traded securities. Furthermore, issuers whose securities are not publicly traded may not be subject to investor protection requirements applicable to publicly traded securities.


DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. The use of futures for nonhedging purposes is limited by regulations of the Commodity Futures Trading Commission. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.


The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.


Forward foreign currency exchange contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.


The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.


INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets generally is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will not invest 25% or more of its total assets in the securities of issuers in any one industry.

Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. The Portfolio may lend portfolio securities and engage in repurchase agreements and reverse repurchase agreements but the Adviser has no current intention to do so.

Under the Investment Company Act of 1940 (the "1940 Act") and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in the Asian Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes, including Class A and Class B shares. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution Plans" and "How to Buy Shares." The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. As a result of a reorganization with separate series of the Trust, the Fund commenced offering Class A and B shares on September 1, 1997.

When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.


Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED (THE "ADVISER") AS ITS INVESTMENT ADVISER. The Adviser, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs.

The Adviser is registered as an investment adviser with the Commission and is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of approximately $1.5 billion. Eaton Vance's parent, Eaton Vance Corp., owns approximately 21% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of twelve experienced investment professionals, based in Hong Kong, London and Mumbai, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Adviser. LGM's only activity is portfolio management.

LGM and the Adviser have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Adviser maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.


THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South -- an Emerging Markets Handbook" (Probus, England, 1994).


SCOBIE DICKINSON WARD. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover, and Harvard University. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).

While the Portfolio is a New York trust, the Adviser, together with certain Trustees and officers of the Portfolio, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the Adviser and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the Adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.


Under its investment advisory agreement with the Portfolio, the Adviser receives a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million.

The Adviser also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Adviser places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.


EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $20 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.


Under its management contract with the Trust on behalf of the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.


The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement or by the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with the Adviser or Eaton Vance; and investment advisory, management and administration fees. The Portfolio or the Fund, as the case may be, will also each bear expenses incurred in connection with any litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.


DISTRIBUTION PLANS

The Trust has adopted a Distribution Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the requirements of Rule 12b-1 under the 1940 Act. THE CLASS A PLAN PROVIDES FOR THE PAYMENT OF A MONTHLY DISTRIBUTION FEE TO THE PRINCIPAL UNDERWRITER IN AN AMOUNT EQUAL TO THE AGGREGATE OF (a) .50% OF THAT PORTION OF CLASS A AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR WHICH IS ATTRIBUTABLE TO ITS SHARES WHICH HAVE REMAINED OUTSTANDING FOR LESS THAN ONE YEAR AND (b) .25% OF THAT PORTION OF CLASS A AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR WHICH IS ATTRIBUTABLE TO ITS SHARES WHICH HAVE REMAINED OUTSTANDING FOR MORE THAN ONE YEAR. Aggregate payments to the Principal Underwriter under the Class A Plan are limited to those permissible, pursuant to a rule of the National Association of Securities Dealers, Inc.

The Class A Plan also provides that the Class will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to Authorized Firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such Firms which have remained outstanding for more than one year. Service fee payments to Authorized Firms will be in addition to sales charges on Class A shares which are reallowed to Authorized Firms. If the Class A Plan is terminated or not continued in effect, the Class has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing Class A shares. Class A expects to begin accruing for its service fee payments one year after the commencement of its operations.

The Trust has also adopted a Distribution Plan ("Class B Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B shares. The Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLAN, CLASS B PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B shares and for interest expenses. The Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Class B Plan are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs and Adviser distribution payments received by it) may exist indefinitely.

THE CLASS B PLAN ALSO AUTHORIZES EACH CLASS B TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/ OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Class B expects to begin accruing for its service fee payments one year after the commencement of its operations.

Distribution of Class B shares by the Principal Underwriter will also be encouraged by the payment by the Adviser to the Principal Underwriter of an amount equivalent to .15% of Class B's annual average daily net assets. Such payments will be made from the Adviser's own resources, not Class assets, in consideration of the Principal Underwriter's distribution efforts.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may at times allow discounts on the sale of Class A shares up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT") (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of the Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Because the Fund invests its assets in an interest in the Portfolio, each Class's net asset value will reflect the value of the Fund's interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering price per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. The Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Exchange listed securities generally are valued at closing sale prices. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets.

SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY SHARES

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows:
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

In connection with employee benefit or other continuous group purchase plans, the Trust may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Trust as described under "How to Redeem Shares."

CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13- month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                         Sales Charge       Sales Charge    Dealer Commission
                       as Percentage of   as Percentage of   as Percentage of
 Amount of Purchase     Offering Price    Amount Invested     Offering Price
--------------------------------------------------------------------------------
Less than $50,000            5.75%              6.10%              5.00%
$50,000 but less than        4.75               4.99
$100,000                                                           4.00
$100,000 but less            3.75               3.90
than $250,000                                                      3.00
$250,000 but less            3.00               3.09
than $500,000                                                      2.50
$500,000 but less            2.00               2.04
than $1,000,000                                                    1.75
$1,000,000 or more           0.00*              0.00*          See Below**

 *No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.

**A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.

Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans") and "rabbi trusts". The Trust's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of Class A shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

Until March 31, 1998, no sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Class A shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period in Class A shares, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of such shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Firm is placing the orders, the adjustment will be made only on those shares purchased through the Firm then handling the investor's account.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value of Class B shares or public offering price of Class A shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:


IN THE CASE OF BOOK ENTRY:               IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.     Investors Bank & Trust Company
Broker #2212                             Attention: Eaton Vance Asian Small
Investors Bank & Trust Company           Companies Fnd (and Class)
For A/C Eaton Vance Asian                Physical Securities Processing
Small Companies Fund (and Class)         Settlement Area
                                         200 Clarendon Street
                                         Boston, MA 02116

Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.


IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM SHARES

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above reduced by the amount of any applicable CDSC (described below), and any federal income tax required to be withheld.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the order is deemed to be received by the Trust or the Principal Underwriter, as the Trust's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.

CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a 1% CDSC if redeemed within 12 months of purchase. If Class A shares are purchased prior to April 1, 1998 at net asset value because the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), they will be subject to a .50% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

Year of
Redemption
After Purchase                                                       CDSC
--------------------------------------------------------------------------------
First or Second                                                       5%
Third                                                                 4%
Fourth                                                                3%
Fifth                                                                 2%
Sixth                                                                 1%
Seventh and following                                                 0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

REPORTS TO SHAREHOLDERS

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.


Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.


Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and Class and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE

Shares of the Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Prime Rate Reserves and Class B shares of the Limited Maturity Funds), see "How to Redeem Shares." The CDSC or early withdrawal charge schedule applicable to Prime Rate Reserves and Class B shares of the Limited Maturity Funds is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES

THE TRUST OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund or Class as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B CDSC. See "How to Redeem Shares." A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchase.

STATEMENT OF INTENTION: Purchases of $50,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

TAX-SHELTERED RETIREMENT PLANS: Class A shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSCs paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES

It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income (if any) allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses and Class-specific expenses), and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date.

The Fund intends to distribute each year substantially all of its net investment company taxable income (consisting generally of taxable net investment income), net short-term capital gain and net gains from certain foreign currency transactions and net capital gains.The Fund's distributions will generally not qualify for the dividends-received deduction for corporations.

Distributions of investment company taxable income are taxable to shareholders as ordinary income, whether paid in cash or additional shares. Distributions of net capital gain are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares and regardless of the length of time shares have been owned by the shareholder. Long-term capital gain is separated into different tax rate groups depending on the length of time the asset is held by the Portfolio prior to sale. Current IRS rules permit the Fund to designate net capital gain distributions as "28% rate gain distributions" or "20% rate gain distributions," and require shareholders to treat such distributions accordingly.

Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

The redemption of shares of the Fund may result in a taxable gain or loss to the redeeming shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares redeemed. An exchange of shares of the Fund for shares of another Eaton Vance fund generally will have similar tax consequences.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of such shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Taxable distributions to certain shareholders, including those who have not provided the Fund with their correct taxpayer identification number and other required certifications, may be subject to "backup" federal tax withholding of 31%.

Shareholders will receive one or more Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.

The foregoing only summarizes some of the federal tax consequences to shareholders of investing in shares of the Fund, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. Investors should consult their tax advisers.

PERFORMANCE INFORMATION

FROM TIME TO TIME, AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A shares; net asset value for Class B shares) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.

The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that investment results will fluctuate over time, and any presentation of the total return for any prior period should not be considered a representation of what an investment may earn or what the total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds     21st

                 Century

--------------------------------------------------------------------------------
Eaton Vance
Asian Small Companies Fund




PROSPECTUS
JANUARY 1, 1998








--------------------------------------------------------------------------------


Sponsor and Manager of Eaton Vance Asian Small Companies Fund
Administrator of Asian Small Companies Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110


Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street,
Boston, MA 02110 (800) 225-6265


Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116


Transfer Agent
First Data Investor Services Group, P.O. Box 5123,
Westborough, MA 01581-5123 (800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                             ACP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

[GRAPHIC OMITTED]

                                   Eaton Vance
                            Greater China Growth Fund

Eaton Vance Greater China Growth Fund (the "Fund") is a mutual fund seeking long-term capital appreciation through investment in equity securities of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. The Fund invests its assets in Greater China Growth Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund, rather than by directly investing in and managing its own portfolio of securities. A significant percentage of the Portfolio will be invested in the securities markets of countries in the China region, including Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Fund is a separate series of Eaton Vance Growth Trust (the "Trust").

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information for the Fund, dated January 1, 1998, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                    Page                                                        Page
------------------------------------------------------------------------------------------------------------------

Shareholder and Fund Expenses                         2     How to Buy Shares                                    14
The Fund's Financial Highlights                       3     How to Redeem Shares                                 16
Investment Opportunities in the China Region          5     Reports to Shareholders                              18
The Fund's Investment Objective                       6     The Lifetime Investing Account/Distribution Options  18
Investment Policies and Risks                         6     The Eaton Vance Exchange Privilege                   19
Organization of the Fund and the Portfolio           10     Eaton Vance Shareholder Services                     19
Management of the Fund and the Portfolio             11     Distributions and Taxes                              20
Distribution Plans                                   13     Performance Information                              21
Valuing Shares                                       14


------------------------------------------------------------------------------------------------------------------

                       Prospectus dated January 1, 1998

Shareholder and Fund Expenses
Shareholder Transaction Expenses

                                                                           Class A      Class B      Class C
                                                                           Shares       Shares       Shares

-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases of Shares (as a percentage of
  offering price)                                                           5.75%        None         None
Sales Charges Imposed on Reinvested Distributions                           None         None         None
Fees to Exchange Shares                                                     None         None         None
Maximum Contingent Deferred Sales Charge                                    None         5.00%        1.00%

    Annual Fund and Allocated Portfolio Operating Expenses (as a percentage of average daily net assets)

                                                                           Class A      Class B      Class C
                                                                           Shares       Shares       Shares
---------------------------------------------------------------------------------------------------------------
Management Fees                                                             1.25%        1.25%        1.25%
Rule 12b-1 Distribution and Service Fees                                    0.50         0.98         1.00
Other Expenses                                                              0.42         0.42         0.42
                                                                            ====         ====         ====
Total Operating Expenses                                                    2.17         2.65         2.67
                                                                            ====         ====         ====

Example


An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge or, in the case of Class B and Class C shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a)
5% annual return and (b) redemption at the end of each period:


                                                                           Class A      Class B      Class C
                                                                           Shares       Shares       Shares
---------------------------------------------------------------------------------------------------------------
 1 Year                                                                     $ 78         $ 77         $ 37
 3 Years                                                                     122          122           83
 5 Years                                                                     167          161          141
10 Years                                                                     293          298          300

An investor would pay the following expenses on the same investment, assuming
(a) 5% annual return and (b) no redemptions:

                                                                           Class A      Class B      Class C
                                                                           Shares       Shares       Shares
---------------------------------------------------------------------------------------------------------------
 1 Year                                                                     $ 78         $ 27         $ 27
 3 Years                                                                     122           82           83
 5 Years                                                                     167          141          141
10 Years                                                                     293          298          300

NOTES: The table and Example summarize the aggregate expenses of the Portfolio and each Class of shares of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for Class B shares is based on its expenses for the most recent fiscal year. Information for Class A and Class C shares is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure. Management Fees include management fees paid by each Class and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.75% and 0.25%, respectively.


The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase and Class C shares are sold subject to a 1% CDSC if redeemed within one year of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares".


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. Long-term holders of Class B and Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Management of the Fund and the Portfolio", "Distribution Plans" and "How to Redeem Shares."


The Fund invests exclusively in the Portfolio. Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS


The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Fund's Financial Highlights are for the Fund prior to reclassification of its shares as Class B shares on September 1, 1997. Information for Class A and Class C shares are not presented because these classes did not exist prior to September 1, 1997. The Financial Highlights for Class A and Class C shares will differ from the Financial Highlights for Class B shares due to the different fees imposed on Class A and Class C shares.



                                                           Year Ended August 31,
                             -------------------------------------------------------------------------------
                                     1997               1996            1995            1994           1993*
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning
  of year                          $ 12.450           $ 11.890        $ 13.160       $ 10.540        $10.000
                                   --------           --------        --------       --------        -------


INCOME (LOSS) FROM OPERATIONS --
  Net investment loss              $ (0.181)          $ (0.087)       $ (0.038)      $ (0.039)       $ (0.015)
  Net realized and
   unrealized gain (loss)
   on investments                     3.921              0.647          (1.157)         2.684           0.555
                                   --------           --------        --------       --------        --------
    Total income (loss)
      from operations              $  3.740           $  0.560        $ (1.195)      $  2.645        $  0.540
                                   --------           --------        --------       --------        --------

LESS DISTRIBUTIONS --
  In excess of net
   investment income(4)            $ (0.060)          $  --           $ (0.065)      $  --           $  --
  In excess of net
   realized gain on
   investments                         --                --             (0.010)        (0.025)          --
                                   --------           ---------       --------       --------        --------
    Total distributions            $ (0.060)          $  --           $ (0.075)      $ (0.025)       $  --
                                   --------           ---------       --------       --------        --------

NET ASSET VALUE, end of year       $ 16.130           $ 12.450        $ 11.890       $ 13.160        $10.540
                                   ========           ========        ========       ========        =======

TOTAL RETURN(1)                       30.15%              4.71%          (9.06)%        25.08%          5.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000 omitted)            $296,586           $284,575        $324,258       $392,479        $63,672
  Ratio of net expenses to
   average daily net assets(2)(3)      2.66%              2.63%           2.47%          2.38%          2.21%+
  Ratio of net expenses to
    average daily net
    assets after custodian
    fee reduction(2)(3)                2.63%              2.57%           --              --             --
  Ratio of net investment
    loss to average daily
    average net assets                (0.75)%            (0.51)%         (0.02)%         (0.55)%       (1.44)%+

  *For the period from the start of business, June 7, 1993, to August 31, 1993.
  +Computed on an annualized basis.
(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the ex- dividend date. Total return is computed on a non-annualized basis.
(2)Includes the Fund's share of the Portfolio's allocated expenses.
(3)The expense ratios for the year ended August 31, 1996 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
(4)The Fund has followed the Statement of Position (SOP) 93-2:
   Determination, Disclosure and Financial Statement Presentation of
   Income, Capital Gain, and Return of Capital Distribution by Investment
   Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

                                  [MAP PAGE]

                               [GRAPHIC OMITTED]

INVESTMENT OPPORTUNITIES IN THE CHINA REGION

THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMIES AND SECURITIES MARKETS IN WHICH THE PORTFOLIO MAY INVEST. There can be no assurance that the Portfolio will be able to capitalize on the factors described herein. Opinions expressed herein are the good faith opinions of the Portfolio's Adviser, Lloyd George Investment Management (Bermuda) Limited. Unless otherwise indicated, all amounts are expressed in United States dollars.


Despite volatility in late 1997, over the past twenty years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. For over five years, the newly emerging securities markets of the China Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. The economies of Southeast Asia, excluding Japan, are forecast to grow by approximately 3.5% in 1998. The following graph shows the average growth in gross domestic product ("GDP") from 1992 to 1998 for the main countries in Southeast Asia, compared with the United States.


        AVERAGE GROSS DOMESTIC PRODUCT GROWTH (1992-1998)

Thailand .................................................    5.8%
China ....................................................   10.4%
Malaysia .................................................    7.4%
Singapore ................................................    7.1%
South Korea ..............................................    6.2%
Indonesia ................................................    6.1%
Taiwan ...................................................    6.0%
Hong Kong ................................................    5.1%
Philippines ..............................................    3.5%
United States ............................................    4.4%

Source: Lloyd George Management (Hong Kong) Limited

A PARTICULARLY SIGNIFICANT FACTOR WITHIN THE REGION FOR MORE THAN A DECADE HAS BEEN THE INCREASING INFLUENCE WHICH CHINA HAS HAD IN THE DETERMINATION OF THE ECONOMIC DEVELOPMENT OF CERTAIN COUNTRIES. The links between China and Hong Kong, between China and Taiwan and between China and other countries within the region, where there is a significant Chinese element of the population, have by now been strengthened to a degree which makes a reversal unlikely. Moreover, although these links have been developed to a stage where economic co-operation in trade operates smoothly, the full potential of the market, both in terms of domestic consumption and of export growth, has hardly begun to be realized. This potential presents investment opportunity for the Fund and the Portfolio.

CHINA'S POPULATION, ESTIMATED AT 1.3 BILLION, IS THE HIGHEST OF ANY COUNTRY IN THE WORLD. China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country to foreign investment and commerce. The economic plans covering the last decade of the century include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000, to increase the export element of the economy and to continue to open the country with further development of the designated special investment areas.

In order to attract foreign investment China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive. As a result, foreign direct investment in China has increased substantially in the last decade.


AS A TRADE ENTREPOT AND FINANCE CENTER, HONG KONG'S VIABILITY HAS BEEN INEXORABLY LINKED TO MAINLAND CHINA SINCE THE ESTABLISHMENT OF THE COLONY IN 1841. Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, visible trade between Hong Kong and China exceeded $980 billion. In recent years large numbers of Hong Kong based companies have set up factories in the southern Chinese province of Guangdong, where it is estimated that Hong Kong companies employ more than 2.5 million workers. There also has been considerable growth in Chinese investment in Hong Kong over the last decade, particularly in banking, property, manufacturing and infrastructure projects. In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 72 million. The Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China.


TAIWAN HAS ALSO BENEFITTED FROM CHINA'S ECONOMIC LIBERALIZATION, GIVEN ITS GEOGRAPHIC PROXIMITY AND ITS CULTURAL AND ETHNIC TIES. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries.

THE ADVISER BELIEVES THAT OTHER COUNTRIES IN THE CHINA REGION WILL ALSO BENEFIT FROM THE REGION'S ECONOMIC GROWTH. Listed companies throughout Asia are becoming increasingly active in China. There has also been considerable foreign investment by Japanese companies in the Northeastern Provinces of Liaoning, Jilin, and Heilongiang. As the major trading partner of these provinces, Japan is primarily manufacturing light industrial products for reexport. Major Japanese projects have been set up in the electronics and natural resources sectors in China. While Thailand has been traditionally known as a recipient of foreign investment, Chinese-managed listed companies in the banking, textiles and packaging sectors have indicated their intention of expanding into China. In Singapore, shipping, construction and hotel companies have been the first sectors to do business in China while several Malaysian companies in the manufacturing sector have invested in joint ventures in China. The Adviser believes that growing China exposure will enhance the earnings growth of such companies, making them attractive for investment.

See the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in China Region countries.

THE FUND'S INVESTMENT OBJECTIVE


THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. It currently seeks to meet its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China ("China"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China region, consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, the "China Region"). Despite the political integration of Hong Kong and China which began in 1997, they are treated herein as separate.


Investments in the China Region can involve significant risks that are generally not involved with investments in U.S. companies. The Fund is intended for long-term investors who can accept international investment risk and little or no current income. The Fund is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. The investment objective of the Fund and the Portfolio are nonfundamental. China Region investments may offer higher potential for gains and losses than investments in the United States. See "Investment Policies and Risks" for further information.

INVESTMENT POLICIES AND RISKS

THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF CHINA ("CHINA GROWTH COMPANIES"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China Region (or Greater China). The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of China growth companies ("Greater China investments"). However, it is expected that substantially all of the Portfolio's assets will normally be invested in equity securities, warrants and equity options. China growth companies consist of companies that (a) are located in or whose securities are principally traded in a China Region country, (b)(i) have at least 50% of their assets in one or more China Region countries or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries and
(c)(i) have at least 35% of their assets in China, or (ii) derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within China or (iii) have manufacturing or other operations in China that are significant to such companies. Greater China investments are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the China Region. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country in the China Region. The Portfolio has invested more than 25% of its total assets in issuers located in Hong Kong, but the Adviser currently expects the Portfolio ordinarily will not invest more than 15% of its total assets in any other country.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will promptly dispose of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio. Direct investments in China growth companies will not exceed 10% of the Portfolio's total assets.

In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Greater China investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments. The Portfolio will not invest more than 10% of its assets in the securities of issuers in any country outside the China Region.


The Portfolio may, for temporary defensive purposes, such as during abnormal market or economic conditions, invest some or all of its total assets in high grade debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency. The Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Because investment in China Region companies will usually involve currencies of foreign countries, the value of assets of the Portfolio as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss.


More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in Greater China investments, its investment performance will be especially affected by events affecting China Region companies. The value and liquidity of Greater China investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the China Region varies widely. Certain China Region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.

SECURITIES TRADING MARKETS. The securities markets in the China Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the China Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the China Region may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

China Region stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. Municipal securities regulations governing the Shanghai and Shenzhen securities exchanges are new. Stockbrokers and other intermediaries in the China Region may not perform as well as their counterparts in the United States and other more developed securities markets.

CHINA REGION COUNTRY CONSIDERATIONS. The Portfolio will invest in China Region countries with emerging economies or securities markets. Political and economic structures in many of such countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The laws of countries in the region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgement in the courts of these countries than it is in the United States. Monsoons and natural disasters also can affect the value of Portfolio investments.


Economies of countries in the China Region may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the China Region are affected by developments in the economies of their principal trading partners. For example, revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Political control of Hong Kong has been transferred to China in mid-1997, and the success of one country two systems will affect investments in Hong Kong and elsewhere.


China governmental actions can have a significant effect on the economic conditions in the China Region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute legal and economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China does not have a comprehensive system of laws and some laws are not even publicly available.

The Fund and the Portfolio each intend to conduct its respective affairs in such a manner to avoid taxation. Nevertheless, certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that in the future the Portfolio will be able to repatriate its income, gains or initial capital from these countries.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in China growth companies. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Portfolio's direct investments, particularly in China, will probably include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Adviser does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Portfolio's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments may be made in entities that are reasonably expected in the foreseeable future to become China growth companies, either by expanding current operations or establishing significant operations in China. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions at fair value than would be the case for publicly traded securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.


DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. The use of futures for nonhedging purposes is limited by regulations of the Commodity Futures Trading Commission. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.


The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.


Forward foreign currency exchange contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.


The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.


INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Except with respect to the Portfolio's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets generally is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country in the China Region and (ii) assets denominated in the currency of any one country.

Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. The Portfolio may lend portfolio securities and engage in repurchase agreements and reverse repurchase agreements but the Adviser has no current intention to do so.


Under the Investment Company Act of 1940 (the "1940 Act") and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in the China Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes, including Class A, Class B and Class C shares. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution Plans" and "How to Buy Shares". The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. As a result of a reorganization with separate series of the Trust, the Fund commenced offering Class A, B and C shares on September 1, 1997.


When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.


Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED ("LGM-HK") AS ITS INVESTMENT ADVISER. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate, Lloyd George Investment Management (Bermuda) Limited ("LGIM-B"), LGIM-B, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. LGM-HK supervises LGIM-B's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. LGM-HK and LGIM-B are referred to collectively as the Advisers.


Each Adviser is registered as an investment adviser with the Commission and is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of approximately $1.5 billion. Eaton Vance's parent, Eaton Vance Corp., owns approximately 21% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of twelve experienced investment professionals, based in Hong Kong, London and Mumbai, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Advisers. LGM's only activity is portfolio management.

LGM and the Advisers have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Advisers maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service. The Portfolio is managed by Adaline Mang-Yee Ko.

ADALINE MANG-YEE KO. Director of the Adviser. Born in 1943 and educated at University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 14 years experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.


While the Portfolio is a New York trust, the Advisers, together with certain Trustees and officers of the Portfolio, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the Advisers and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the Adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.


Since January 1, 1996, LGM-HK pays to LGIM-B the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK. Under this agreement, LGM-HK is entitled to receive a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at August 31, 1997, the Portfolio had net assets of $537,781,878. For the fiscal year ended August 31, 1997, the Portfolio paid LGM-HK advisory fees equivalent to 0.75% of the Portfolio's average daily net assets for such period.


LGIM-B also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. LGIM-B places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, LGIM-B may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions. The Trust, the Portfolio and the Advisers have adopted Codes of Ethics relating to personal securities transactions. The Codes permit personnel of the Advisers to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $20 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.


Under its management contract with the Trust on behalf of the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. For the fiscal year ended August 31, 1997, Eaton Vance earned management fees equivalent to 0.25% of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the fiscal year ended August 31, 1997, Eaton Vance earned administration fees from the Portfolio equivalent to 0.25% of the Portfolio's average daily net assets for such period.


The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Advisers under the investment advisory agreement and Eaton Vance under the management contract or the administration agreement or by the Principal Underwriter under the distribution agreement.

DISTRIBUTION PLANS


The Trust has adopted a Distribution Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the requirements of Rule 12b-1 under the 1940 Act. THE CLASS A PLAN PROVIDES FOR THE PAYMENT OF A MONTHLY DISTRIBUTION FEE TO THE PRINCIPAL UNDERWRITER IN AN AMOUNT EQUAL TO THE AGGREGATE OF (a) .50% OF THAT PORTION OF CLASS A AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR WHICH IS ATTRIBUTABLE TO ITS SHARES WHICH HAVE REMAINED OUTSTANDING FOR LESS THAN ONE YEAR AND (b) .25% OF THAT PORTION OF CLASS A AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR WHICH IS ATTRIBUTABLE TO ITS SHARES WHICH HAVE REMAINED OUTSTANDING FOR MORE THAN ONE YEAR. Aggregate payments to the Principal Underwriter under the Class A Plan are limited to those permissible, pursuant to a rule of the National Association of Securities Dealers, Inc.

The Class A Plan also provides that the Class will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of its average daily net assets for any fiscal year which is attributable to Class A shares which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to Authorized Firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such Firms which have remained outstanding for more than one year. Service fee payments to Authorized Firms will be in addition to sales charges on Class A shares which are reallowed to Authorized Firms. If the Class A Plan is terminated or not continued in effect, the Class has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing Class A shares.

The Trust has also adopted Distribution Plans ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLANS, CLASS B AND CLASS C EACH PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B and Class C shares and for interest expenses. Under the Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the Class C shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the sales commission as reimbursement for the sales commissions made to Authorized Firms at the time of sale. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Plans are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs and Adviser distribution payments received by it) may exist indefinitely. During the fiscal year ended August 31, 1997, Class B (which was then a separate series fund) paid or accrued sales commissions equivalent to .75% of average daily net assets. As at August 31, 1997, the outstanding uncovered distribution charges of the Principal Underwriter on such day calculated under the Class B Plan amounted to approximately $6,284,000 (equivalent to 2.1% of net assets on such day). For more information see the Statement of Additional Information.

THE CLASS B AND CLASS C PLANS ALSO AUTHORIZE EACH SUCH CLASS TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms, at the time of sale. For the fiscal year ended August 31, 1997, Class B paid or accrued service fees under its Plan equivalent to .23% of average daily net assets for such year.

Distribution of Class B and Class C shares by the Principal Underwriter will also be encouraged by the payment by LGIM-B to the Principal Underwriter of amounts equivalent to .15% and .125%, respectively of Class B and Class C's annual average daily net assets. Such payments will be made from LGIM-B's own resources, not Class assets, in consideration of the Principal Underwriter's distribution efforts.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may at times allow discounts on the sale of Class A shares up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING SHARES


THE FUND VALUES ITS SHARES ONCE EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT") (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of the Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Because the Fund invests its assets in an interest in the Portfolio, each Class's net asset value will reflect the value of the Fund's interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. The Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Exchange listed securities generally are valued at closing sale prices. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets.


SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.


HOW TO BUY SHARES

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B and Class C shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


In connection with employee benefit or other continuous group purchase plans, the Trust may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Trust as described below under "How to Redeem Shares."


CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13- month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                                                   Sales Charge         Sales Charge         Dealer Commission
                                                                   as Percentage of     as Percentage of     as Percentage of
Amount of Purchase                                                 Offering Price       Amount Invested      Offering Price
-------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                    5.75%                6.10%                5.00%
$50,000 but less than $100,000                                       4.75                 4.99                 4.00
$100,000 but less than $250,000                                      3.75                 3.90                 3.00
$250,000 but less than $500,000                                      3.00                 3.09                 2.50
$500,000 but less than $1,000,000                                    2.00                 2.04                 1.75
$1,000,000 or more                                                   0.00*                0.00*              See Below**


  *No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.

 **A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.


Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Principal Underwriter provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans") and "rabbi trusts." The Trust's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of Class A shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

Until March 31, 1998, no sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Class A shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.


STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period in Class A shares, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of such shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Firm is placing the orders, the adjustment will be made only on those shares purchased through the Firm then handling the investor's account.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:


IN THE CASE OF BOOK ENTRY:                                      IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.                            Investors Bank & Trust Company
Broker #2212                                                    Attention: Eaton Vance Greater China Growth Fund
Investors Bank & Trust Company                                    (and Class)
For A/C Eaton Vance Greater China Growth Fund                   Physical Securities Processing Settlement Area
  (and Class)                                                   200 Clarendon Street
                                                                Boston, MA 02116


Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM SHARES

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and any federal income tax required to be withheld.


REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.


REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the order is deemed to be received by the Trust or the Principal Underwriter, as the Trust's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make additional purchases. However, no such redemptions would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.


CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.

CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a 1% CDSC if redeemed within 12 months of purchase. If Class A shares are purchased prior to April 1, 1998 at net asset value because the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), they will be subject to a .50% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

Year of
Redemption
After Purchase                                                           CDSC
--------------------------------------------------------------------------------
First or Second                                                           5%
Third                                                                     4%
Fourth                                                                    3%
Fifth                                                                     2%
Sixth                                                                     1%
Seventh and following                                                     0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

CLASS C SHARES. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. The Class C CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Service"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Code, or (3) as part of a required minimum distribution from other tax-sheltered retirement plans.

REPORTS TO SHAREHOLDERS

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.


Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and Class and the account number).


THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE


Shares of the Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Class C shares may also be exchanged for shares of Eaton Vance Money Market Fund and EV Classic Senior Floating-Rate Fund. Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Prime Rate Reserves and Class B shares of the Limited Maturity Funds), see "How to Redeem Shares." The CDSC or early withdrawal charge schedule applicable to Prime Rate Reserves and Class B shares of the Limited Maturity Funds is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.


Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES

THE TRUST OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund or Class as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B and Class C shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B or Class C CDSC. See "How to Redeem Shares." A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchase.

STATEMENT OF INTENTION: Purchases of $50,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSCs paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Class A and Class C shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES


It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income (if any) allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses and class-specific expenses), and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date.

The Fund intends to distribute each year substantially all of its net investment company taxable income (consisting generally of taxable net investment income), net short-term capital gain and net gains from certain foreign currency transactions and net capital gains. The Fund's distributions will generally not qualify for the dividends-received deduction for corporations.

Distributions of investment company taxable income are taxable to shareholders as ordinary income, whether paid in cash or additional shares. Distributions of net capital gain are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares and regardless of the length of time shares have been owned by the shareholder. Long-term capital gain is separated into different tax rate groups depending on the length of time the asset is held by the Portfolio prior to sale. Current IRS rules permit the Fund to designate net capital gain distributions as "28% rate gain distributions" or "20% rate gain distributions," and require shareholders to treat such distributions accordingly.

Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year.

The redemption of shares of the Fund may result in a taxable gain or loss to the redeeming shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares redeemed. An exchange of shares of the Fund for shares of another Eaton Vance fund generally will have similar tax consequences.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Taxable distributions to certain shareholders, including those who have not provided the Fund with their correct taxpayer identification number and other required certifications, may be subject to "backup" federal tax withholding of 31%.

Shareholders will receive one or more Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of shares, and federal income tax (if any) withheld by the Transfer Agent.

The foregoing only summarizes some of the federal tax consequences to shareholders of investing in shares of the Fund, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. Investors should consult their tax advisers.

PERFORMANCE INFORMATION

FROM TIME TO TIME, AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A shares; net asset value for Class B and Class C shares) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. Total return may be quoted for the period prior to commencement of operations which would reflect the Class' total return (or that of its predecessor) adjusted to reflect any applicable sales charge.

The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that investment results will fluctuate over time, and any presentation of the total return for any prior period should not be considered a representation of what an investment may earn or what the total return may be in any future period. Investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing investment results to those of other mutual funds and other investment vehicles.


The following chart reflects the annual investment returns of Class B of the Fund for one year periods ending August 31 and does not take into account any sales charge which investors may bear. Total return for the period prior to the Fund's commencement of operations on June 7, 1993, reflects the total return of another class that invests in the Portfolio. The performance of the predecessor funds of Class A and Class C was different.


LIFE OF FUND AVERAGE ANNUAL TOTAL RETURN -- 14.94%

1993 .........................         26.58%
1994 .........................         25.08%
1995 .........................         (9.06%)
1996 .........................          4.71%
1997 .........................         30.15%

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds      21st

                 Century

--------------------------------------------------------------------------------
Eaton Vance
Greater China Growth Fund






PROSPECTUS
JANUARY 1, 1998




--------------------------------------------------------------------------------

Sponsor and Manager of Eaton Vance Greater China Growth Fund
Administrator of Greater China Growth Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                             CGP

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

[GRAPHIC OMITTED]

                                   EATON VANCE
                                   GROWTH FUND

Eaton Vance Growth Fund (the "Fund") is a mutual fund seeking growth of capital. The Fund invests its assets in Growth Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund, rather than by directly investing in and managing its own portfolio of securities. The Fund is a series of Eaton Vance Growth Trust (the "Trust").

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1998 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS
                                                       Page                                                     Page
----------------------------------------------------------------------------------------------------------------------
Shareholder and Fund Expenses                             2  How to Buy Shares                                     7
The Fund's Financial Highlights                           3  How to Redeem Shares                                  9
The Fund's Investment Objective                           4  Reports to Shareholders                              11
Investment Policies and Risks                             4  The Lifetime Investing Account/Distribution Options  11
Organization of the Fund and the Portfolio                5  The Eaton Vance Exchange Privilege                   12
Management of the Fund and the Portfolio                  5  Eaton Vance Shareholder Services                     13
Distribution and Service Plans                            6  Distributions and Taxes                              13
Valuing Shares                                            7  Performance Information                              14
----------------------------------------------------------------------------------------------------------------------

                       Prospectus dated January 1, 1998

    SHAREHOLDER AND FUND EXPENSES
    SHAREHOLDER TRANSACTION EXPENSES

                                                          Class A         Class B         Class C
                                                           Shares          Shares          Shares
------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases

  (as a percentage of offering price)                      5.75%            None            None
Sales Charges Imposed on Reinvested Distributions           None            None            None
Fees to Exchange Shares                                     None            None            None
Maximum Contingent Deferred Sales Charge                    None           5.00%           1.00%

    ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                          Class A         Class B         Class C
                                                           Shares          Shares          Shares
------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                     0.625%          0.625%          0.625%
Rule 12b-1 Distribution and/or Service Fees                0.107           0.945           1.000
Other Expenses                                             0.278           0.278           0.278
                                                           -----           -----           -----
Total Operating Expenses                                   1.010%          1.848%          1.903%
                                                           =====           =====           =====

    EXAMPLE

    An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge or, in the case of Class B and Class C shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:

                                                          Class A         Class B         Class C
                                                           Shares          Shares          Shares
------------------------------------------------------------------------------------------------------

 1 Year                                                     $ 67            $ 69            $ 29
 3 Years                                                      88              98              60
 5 Years                                                     110             120             103
10 Years                                                     174             217             223


    An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b) no redemptions:

                                                          Class A         Class B         Class C
                                                           Shares          Shares          Shares
------------------------------------------------------------------------------------------------------

 1 Year                                                     $ 67            $ 19            $ 19
 3 Years                                                      88              58              60
 5 Years                                                     110             100             103
10 Years                                                     174             217             223


NOTES: The table and Examples summarize the aggregate expenses of the Portfolio and each Class of shares of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for Class A shares is for the most recent fiscal year. Information for Class B and Class C shares is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure.

The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase and Class C shares are sold subject to a 1% CDSC if redeemed within one year of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares."

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. Long-term holders of Class B and Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio," "Distribution and Service Plans," and "How to Redeem Shares."


The Fund invests exclusively in the Portfolio. Other investors with different distribution arrangements and fees may invest in the Portfolio in the future.


See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS

The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Fund's Financial Highlights are for the Fund prior to reclassification of its shares as Class A shares on September 1, 1997. Information for Class B and Class C shares is not presented because these classes did not exist prior to September 1, 1997. The Financial Highlights for Class B and Class C shares will differ from the Financial Highlights for Class A shares due to the different fees imposed on Class B and Class C shares.

                                                                   Year Ended August 31,
                       ------------------------------------------------------------------------------------------------------------
                         1997        1996      1995      1994        1993        1992*      1991*      1990*      1989*     1988*
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
beginning of year       $ 9.240    $ 8.330    $ 7.960    $ 8.070    $ 8.520    $ 8.450    $ 7.750    $ 8.560    $ 6.730    $ 9.670
                        -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  $ 0.020    $ 0.043    $ 0.024    $ 0.052    $ 0.030    $ 0.046    $ 0.101    $ 0.109    $ 0.150    $ 0.114
 Net realized and
  unrealized gain
  (loss) on
  investments             2.845      1.202      1.086     (0.092)     0.660      0.544      1.499     (0.319)     1.980     (1.764)
                        -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
  Total income
   (loss) from
   investment
   operations           $ 2.865    $ 1.245    $ 1.110    $(0.040)   $ 0.690    $ 0.590    $ 1.600    $(0.210)   $ 2.130    $(1.650)
                        -------    -------    -------    -------    -------    -------    -------    -------    -------    -------

LESS DISTRIBUTIONS:
 From net investment
  income                $(0.019)   $(0.035)   $(0.032)   $(0.060)   $ --       $(0.040)   $(0.080)   $(0.110)   $(0.080)   $(0.060)
 In excess of net
  investment income(4)   (0.018)      --       (0.018)      --        --          --          --         --         --         --
 From net realized
  gains on investments   (0.890)    (0.300)    (0.083)    (0.010)    (1.140)    (0.480)    (0.820)    (0.490)    (0.220)    (1.230)
 In excess of net
  realized gains on
  investments(4)         (0.762)      --       (0.607)      --        --          --          --         --         --         --
 Paid in capital         (0.056)      --         --         --        --          --          --         --         --         --
                        -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
  Total
   distributions        $(1.745)   $(0.335)   $(0.740)   $(0.070)   $(1.140)   $(0.520)   $(0.900)   $(0.600)   $(0.300)   $(1.290)
                        -------    -------    -------    -------    -------     -------   -------    -------    -------    -------
NET ASSET VALUE,
 end of year            $10.360    $ 9.240    $ 8.330    $ 7.960    $ 8.070    $ 8.520    $ 8.450    $ 7.750    $ 8.560    $ 6.73
                        =======    =======    =======    =======    =======    =======    =======    =======    =======    ======
TOTAL RETURN(2)          33.01%     15.38%     15.95%    (0.75)%      7.63%      7.22%     23.24%    (2.65)%     32.90%  (18.96)%

RATIOS/SUPPLEMENTAL DATA:
 Ratio of net
  expenses to
  average daily net
  assets(1)               1.01%      0.98%     0.98%       0.95%      0.89%      0.87%      0.92%      0.96%      0.98%      1.00%
 Ratio of net
  investment income
  to average daily
  net assets              0.19%      0.48%     0.42%       0.61%      0.56%      0.53%      1.35%      1.38%      2.04%      1.66%

PORTFOLIO TURNOVER(3)       28%        62%       84%         89%        84%        68%        73%        66%        54%        55%
NET ASSETS, END
 OF YEAR
 (000'S OMITTED)       $165,676   $138,252  $130,966    $130,269   $143,264   $143,695   $143,090    $80,582    $92,448    $84,667

  * Audited by previous auditors.
(1) Includes the Fund's share of the Portfolio's allocated expenses subsequent to August 2, 1994.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is computed on a non-annualized basis.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover shown for the period since the Fund transferred substantially all of its assets to the
    Portfolio is that of the Portfolio.
(4) The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of
    Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distribu tions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

THE FUND'S INVESTMENT OBJECTIVE

THE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE CAPITAL GROWTH. The Fund currently seeks to meet its investment objective by investing its assets in the Growth Portfolio (the "Portfolio"), a separate registered investment company, which has the same investment objective as the Fund. While income is a subordinate consideration to capital growth, the Portfolio will earn dividend or interest income to the extent that it receives dividends or interest from its investments.


The Fund's and the Portfolio's investment objective and policies are nonfundamental and may be changed when authorized by a vote of the Trustees of the Trust or the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change the Fund's objective and intend to submit any proposed material change in the investment objective to shareholders in advance for their approval.

The Fund cannot assure achievement of its capital growth objective. The Fund is not intended to be a complete investment program, and prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares.

INVESTMENT POLICIES AND RISKS

THE PORTFOLIO INVESTS IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF DOMESTIC AND FOREIGN EQUITY SECURITIES. It may invest in all kinds of companies. The Portfolio invests primarily in common stocks or securities convertible into common stocks (including convertible debt). It may also invest in other securities and obligations of all kinds. These include preferred stocks, rights, warrants, bonds, repurchase agreements and other evidences of indebtedness. The Portfolio may also invest in money market instruments.

Investing in foreign securities entails considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Portfolio as measured in U.S. dollars may be adversely affected by changes in foreign currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Currently, the Portfolio does not intend to invest more than 25% of its net assets in foreign securities.

The Portfolio may purchase and sell exchange-traded futures contracts on stock indices and options thereon to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. Such transactions involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on such transactions (other than purchased options) may substantially exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in future and options thereon. There can be no assurance that the Investment Adviser's use of such instruments will be advantageous to the Portfolio.

The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in. The Portfolio expects normally to close its short sales against-the-box by delivering newly-acquired stock.

An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments in equity securities are subject to the risk of adverse developments affecting particular companies or industries and the stock market generally. The Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

ORGANIZATION OF THE FUND AND THE PORTFOLIO

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes, including Class A, Class B and Class C shares. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. See "Distribution and Service Plans" and "How to Buy Shares." The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. As a result of a reorganization with separate series of the Trust, the Fund commenced offering Class A, B and C shares on September 1, 1997.

When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure may offer opportunities for growth in the assets of the Portfolio, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Portfolio up to and including $300 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended August 31, 1997, the Portfolio paid BMR advisory fees equivalent to 0.625% of the Portfolio's average daily net assets for such year.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $20 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Thomas E. Faust, Jr. has acted as the portfolio manager of the Portfolio since April 1, 1996. Mr. Faust is a Vice President of Eaton Vance and of BMR and manages other Eaton Vance portfolios.

BMR places the portfolio transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions. The Trust, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE CLASS A PLAN PROVIDES THAT CLASS A MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING
 .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended August 31, 1997, Class A shares paid or accrued service fees equivalent to 0.107% of average daily net assets.

The Trust has also adopted Distribution Plans ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") for the Fund's Class B and Class C shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLANS, CLASS B AND CLASS C EACH PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B and Class C shares and for interest expenses. Under the Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the sales commission as reimbursement for the sales commissions paid to Authorized Firms at the time of sale. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the two Plans are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely.

THE CLASS B AND CLASS C PLANS ALSO AUTHORIZE EACH CLASS TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may at times allow discounts on the sale of Class A shares up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of its shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and, in the case of Class B and Class C shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES

THE FUND VALUES ITS SHARES ONCE EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of the Fund's total assets, less its liabilities, by the number of shares of that class outstanding. Because the Fund invests its assets in an interest in the Portfolio, each Class's net asset value will reflect the value of the Fund's interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering price per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. The Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets.

SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY SHARES

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B and Class C shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's transfer agent (the "Transfer Agent") as follows:
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

In connection with employee benefit or other continuous group purchase plans, the Trust may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Trust as described under "How to Redeem Shares."

CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13- month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                                                                                    Dealer
                                                           Sales Charge       Sales Charge        Commission
                                                         as Percentage of   as Percentage of   as Percentage of
Amount of Purchase                                        Offering Price     Amount Invested    Offering Price
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                              5.75%              6.10%              5.00%
$50,000 but less than $100,000                                 4.75               4.99               4.00
$100,000 but less than $250,000                                3.75               3.90               3.00
$250,000 but less than $500,000                                3.00               3.09               2.50
$500,000 but less than $1,000,000                              2.00               2.04               1.75
$1,000,000 or more                                             0.00*              0.00*           See Below**

*No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.
**A commission on sales of $1 million or more will be paid as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.

Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts." The Trust's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of Class A shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

Until March 31, 1998, no sales charge is payable at the time of purchase where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance if the redemption occurred no more than 60 days prior to the purchase of Class A shares and the redeemed shares were potentially subject to a sales charge. A CDSC of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase and the Authorized Firm will be paid a commission on such sales of 0.50% of the amount invested.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period in Class A shares, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of such shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation an Authorized Firm other than the original Firm is placing the orders, the adjustment will be made only on those shares purchased through the Firm then handling the investor's account.


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

IN THE CASE OF BOOK ENTRY:                                 IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.                       Investors Bank & Trust Company
Broker #2212                                               Attention: Eaton Vance Growth Fund (and Class)
Investors Bank & Trust Company                             Physical Securities Processing Settlement Area
For A/C Eaton Vance Growth Fund (and Class)                200 Clarendon Street
                                                           Boston, MA 02116

Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM SHARES


A SHAREHOLDER MAY REDEEM SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and any federal income tax required to be withheld.


REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.


REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the order is deemed to be received by the Trust or the Principal Underwriter, as the Trust's agent. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to involuntary redemptions.


CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.

CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a 1% CDSC if redeemed within 12 months of purchase. If Class A shares are purchased prior to April 1, 1998 at net asset value because the amount invested represents redemption proceeds from an unaffiliated mutual fund (as described under "How to Buy Shares"), they will be subject to a .50% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

Year of Redemption After Purchase                                           CDSC
--------------------------------------------------------------------------------
First or Second                                                               5%
Third                                                                         4%
Fourth                                                                        3%
Fifth                                                                         2%
Sixth                                                                         1%
Seventh and following                                                         0%

The Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

CLASS C SHARES. Class C Shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. The Class C CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Code, or (3) as part of a required minimum distribution from other tax-sheltered retirement plans.


REPORTS TO SHAREHOLDERS


THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and Class and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE


Shares of the Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Class C shares may also be exchanged for shares of Eaton Vance Money Market Fund and EV Classic Senior Floating-Rate Fund. Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in States where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve-month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon the redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to Class B shares (except Prime Rate Reserves and Class B shares of the Limited Maturity Funds), see "How to Redeem Shares." The CDSC or early withdrawal charge schedule applicable to Prime Rate Reserves and Class B shares of the Limited Maturity Funds is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES

THE TRUST OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund or Class as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund and specifying the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B and Class C shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B or Class C CDSC. See "How to Redeem Shares." A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchase.

STATEMENT OF INTENTION: Purchases of $50,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges. See "How to Buy Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSCs paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Class A and Class C shares of the Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES

The Fund's present policy is to distribute semi-annually substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and class-specific expenses, and to distribute at least annually any net realized capital gains. A portion of distributions from net investment income may be eligible for the dividends-received deduction for corporations. The Fund's distributions from its net investment income, net short-term capital gains, and certain net foreign exchange gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions that the Fund designates as from its net long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund and regardless of the length of time shares have been owned by shareholders. If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of such shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. In addition, losses realized on a redemption of Class A shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Fund are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all or any other shares acquired.

Shareholders will receive annually tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of shares, and federal income tax withheld (if any) by the Transfer Agent.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to avoid paying federal income taxes on the part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gains that it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders substantially all of its ordinary income and capital gain net income in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.


Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes to an investment in the Fund.


PERFORMANCE INFORMATION


FROM TIME TO TIME, AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Average annual total return is determined separately for each Class of the Fund by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including maximum sales charge for Class A shares; net asset value for Class B and Class C shares) for specified periods, assuming reinvestment of all distributions. Total return may be quoted for the period prior to commencement of operations which would reflect the Class's total return (or that of its predecessor) adjusted to reflect any applicable sales charge. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may publish annual and cumulative total return figures from time to time.

The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that investment results will fluctuate over time, and any presentation of the total return for any prior period should not be considered a representation of what an investment may earn or what the total return may be in any future period.

The following chart reflects the annual investment returns of Class A of the Fund for one-year periods ending August 31 and does not take into account any sales charge which investors may bear. The performance of the predecessor funds of Class B and Class C was lower.


5 YEAR AVERAGE ANNUAL TOTAL RETURN  -- 13.76%
10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 10.19%

1988 ...............................  (18.96%)
1989 ...............................   32.90%
1990 ...............................   (2.65%)
1991 ...............................   23.24%
1992 ...............................    7.23%
1993 ...............................    7.63%
1994 ...............................   (0.51%)
1995 ...............................   15.95%
1996 ...............................   15.38%
1997 ...............................   33.01%

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds      21st

                 Century


-------------------------------------------------------------------------------
Eaton Vance Growth Fund





PROSPECTUS
JANUARY 1, 1998





-------------------------------------------------------------------------------

Investment Adviser of Growth Portfolio
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Administrator of Eaton Vance Growth Fund
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Independent Accountants
Coopers &Lybrand L.L.P., One Post Office Square, Boston, MA 02109


                                                                             GFP

                                    PART B

        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        January 1, 1998


               EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND
                  EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
                       EATON VANCE INFORMATION AGE FUND


                              24 Federal Street
                         Boston, Massachusetts 02110

                                (800) 225-6265

    This Statement of Additional Information provides general information about the Funds listed above and their corresponding Portfolios. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS

                                                                       Page


Additional Information about Investment Policies .............            2
Investment Restrictions ......................................            7
Trustees and Officers ........................................           10
Management of the Funds and the Portfolios ...................           13
Custodian ....................................................           17
Services for Accumulation -- Class A Shares ..................           18
Service for Withdrawal .......................................           18
Determination of Net Asset Value .............................           18
Investment Performance .......................................           19
Taxes ........................................................           20
Principal Underwriter ........................................           23
Service Plan -- Class A Shares ...............................           24
Distribution Plan -- Class A Shares ..........................           24
Distribution Plans -- Class B and Class C Shares .............           25
Portfolio Security Transactions ..............................           27
Other Information ............................................           28
Independent Certified Public Accountants .....................           30
Financial Statements .........................................           30
Appendix A: Class A Shares ...................................          a-1
Appendix B: Class B Shares ...................................          b-1
Appendix C: Class C Shares ...................................          c-1


    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund (or Class) because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.


    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED JANUARY 1, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Funds and the Portfolios. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Prospectus. The Funds are subject to the same investment policies as those of the Portfolios. Each Fund currently seeks to achieve its objective by investing in its corresponding Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States. In some countries delayed settlements are customary, which increases the risk of loss.

    Depository receipts are not necessarily denominated in the same currency as the securities into which they may be converted. American Depository Receipts ("ADRs") are receipts typically issued by a U.S. banking institution evidencing ownership of the underlying securities; European Depository Receipts ("EDRs") are receipts evidencing a similar arrangement with a European banking institution. Generally ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Such securities may or may not be listed on a foreign securities exchange.

Foreign Currency Transactions. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of a Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Emerging Companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, in order to sell this type of holding, a Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Currency Swaps. Currency swaps require maintenance of a segregated account described under "Asset Coverage for Derivative Investments" below. Each Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Forward Foreign Currency Exchange Transactions. Each Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio's foreign assets. The Developing Resources Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities held by the Developing Resources Portfolio or other assets denominated in that currency. In addition, the Developing Resources Portfolio generally will not enter into a forward contract with a term of greater than one year.

Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which a Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Portfolio from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to Commission regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which a Portfolio is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contacts, and a Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit a Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. A Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting a Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by an Adviser.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against a Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by a Portfolio. Derivative instruments may sometimes increase or leverage a Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. A Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over- the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to a Portfolio's 15% limit on illiquid investments. A Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the extent to which the Portfolio may purchase and sell derivative instruments. A Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of its corresponding Fund as a regulated investment company for federal income tax purposes. See "Taxes."

    The Developing Resources Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Developing Resources Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio.

    Each Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if a Portfolio's Adviser determines that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    In order to hedge its current or anticipated portfolio positions, a Portfolio may use futures contracts on securities held in its Portfolio or on securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of a Portfolio's Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy.

    A Portfolio may purchase call and put options, subject to the Asset Coverage Requirements set forth above. A Portfolio may only write a put option on a security that it intends to acquire for its investment portfolio.


    To the extent that a Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Repurchase Agreements. Under a repurchase agreement a Portfolio buys a security at one price and simultaneously promise to sell that same security back to the seller at a higher price. At no time will a Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. A Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.


Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When a Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of an Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

    While an Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

Lending Portfolio Securities. If the relevant Adviser decides to make securities loans, each of the Information Age and Health Sciences Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The financial condition of the borrower will be monitored by an Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holder of the securities or the giving or holding of their consent on a material matter affecting the investment. Securities lending involves administrative expenses, including finders' fees. If an Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 1/3 of a Portfolio's total assets.

Asset Coverage Requirements. Transactions involving reverse repurchase agreements, currency swaps, forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligations of a swap will be covered.) Each Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Asset-Related Securities. The Developing Resources Portfolio's investment adviser, BMR, will evaluate the creditworthiness of the issuer of an asset-related security. If the asset-related security is backed by a bank letter of credit or other similar facility, BMR may take such backing into consideration in determining the creditworthiness of the issuer.

    While the market prices for an asset-related security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset- related securities may not necessarily be secured by a security interest in or claim on the underlying natural resource asset.

    The Developing Resources Portfolio may invest in asset-related securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days notice or when the Portfolio has the right to convert or exchange such securities into a readily marketable security in which it could otherwise invest upon not less than seven days notice.

    The asset-related securities in which the Developing Resources Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Developing Resources Portfolio's holdings of such securities therefore may not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Portfolio purchased such securities. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-related securities may be payable at maturity in cash at the stated principal amount, or at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance the Developing Resources Portfolio may sell the asset-related security in the secondary market, to the extent one exists, prior to the maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Metals Investments. In making direct investments in bullion or metals, the Developing Resources Portfolio normally will not take possession of the bullion or metals, but instead will obtain receipts or certificates representing ownership. In the event the Developing Resources Portfolio does take possession, the bullion or metals would be delivered to and held by a non-affiliated sub-custodian in a segregated account. When it purchases bullion or metals, either by purchasing receipts or certificates or by having a sub-custodian physically hold such metals, the Portfolio will pay for the metals only upon actual receipt. Although the Developing Resources Portfolio would incur storage, shipping and other costs by owning bullion or metals, such costs should be minimized by the use of receipts or certificates.

Leverage Through Borrowing. The Developing Resources Portfolio will not always borrow money for additional investments. The Portfolio's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are market conditions and interest rates.

    The 1940 Act requires the Developing Resources Portfolio to maintain continuous asset coverage of not less than 300% with respect to its borrowings. This allows the Developing Resources Portfolio to borrow for leverage purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Developing Resources Portfolio may be required to sell some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell such holdings at that time. The practice of leveraging to enhance investment return may be viewed as a speculative activity. Leveraging will exaggerate any increase or decrease in the market value of the securities held by the Portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not exceed the income from the investments acquired with the borrowed funds. The Developing Resources Portfolio may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

Convertible Securities. The Developing Resources Portfolio may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock (such as Canadian special warrants) may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

Warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of the Portfolio's investment restrictions).


Portfolio Turnover. A Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% turnover rate could occur if all the securities held by a Portfolio are sold and either repurchased or replaced within one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Portfolio. A Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains. For the portfolio turnover rate of each Portfolio in prior fiscal years, see "Supplementary Data" in the "Financial Statements."


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Funds are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Funds' outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund.

    With respect to the the Information Age Fund, the Developing Resources Fund and the Health Sciences Fund, a Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the United States Investment Company Act of 1940, as amended (the "1940 Act");

    (2) Purchase any securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or

    (3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    With respect to the Information Age Fund and the Health Sciences Fund, a Fund may not:

    (4) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies.

    (5) Underwrite securities of other issuers; or

    (6) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities.

    With respect to the Information Age Fund, the Fund may not:

    (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

    With respect to the Health Sciences Fund, the Fund may not:

    (8) Invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets would be invested in the securities of such industry.

    With respect to the Developing Resources Fund, the Fund may not:

    (9) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security;

    (10) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate or interests therein and securities of issuers (including real estate investment trusts) which invest or deal in real estate or interests therein.

    In addition, the Developing Resources Fund will:

    (11) During normal market conditions the Fund will invest at least 25% of its total assets in the natural resource group of industries, except when such percentage is reduced as a result of a decrease in value of the assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry. For the purposes of this policy, an investment by the Fund in gold or silver bullion, other precious metals, strategic metals, or gold or silver coins, or in securities issued by companies deemed by the Fund's investment adviser to be engaged in the natural resource investment sector (as from time to time described in the Fund's Prospectus), shall be considered as an investment in the natural resource group of industries; and

    (12) The Fund may purchase and sell commodities and commodities contracts (including without limitation futures contracts and options on futures contracts) of all types and kinds.

    Notwithstanding the investment policies and restrictions of the Developing Resources Fund; the Fund may invest its assets in an open-end management investment company (a Portfolio) with substantially the same investment objectives, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in other open-end management investment companies in the same group of investment companies with the same investment adviser as the Portfolio (or an affiliate) if, with respect to such assets, the other companies' permitted investments are substantially the same as those of the Fund.

    Notwithstanding the investment policies and restrictions of the Information Age Fund and the Health Sciences Fund, each Fund may invest its assets in an open-end management company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Information Age Portfolio and the Health Sciences Portfolio, each Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

    Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by each Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of a Portfolio.


    For as long as a feeder fund of the Portfolio has registered shares in Hong Kong, the Portfolio may not (i) invest more than 10% of its net assets in the securities of any one issuer or, purchase more than 10% of any class of security of any one issuer, provided, however, up to 30% of the Portfolio's net asset value may be invested in Government and public securities of the same issue; and the Portfolio may invest all of its assets in Government and other public securities in at least six different issues, (ii) invest more than 15% of net assets in securities which are not listed or quoted on any stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which such securities are regularly traded (a "Market"), (iii) invest more than 15% of net assets in warrants and options for non-hedging purposes, (iv) write call options on Portfolio investments exceeding 25% of its total net asset value in terms of exercise price, (v) enter into futures contracts on an unhedged basis where the net total aggregate value of contract prices, whether payable by or to the Portfolio under all outstanding futures contracts, together with the aggregate value of holdings under (vi) below exceeds 20% of the net total asset value of the Portfolio, (vi) invest in physical commodities (including gold, silver, platinum or other bullion) and commodity based investments (other than shares in companies engaged in producing, processing or trading in commodities) which value together with the net aggregate value of the holdings described in (v) above, exceeds 20% of the Portfolio's net asset value, (vii) purchase shares of other investment companies exceeding 10% of net assets. In addition, the investment objective of any scheme in which any Portfolio invests must not be to invest in investments prohibited by this undertaking and where the scheme's investment objective is to invest primarily in investments which are restricted by this undertaking, such holdings must not be in contravention of the relevant limitation, (viii) borrow more than 25% of its net assets (provided that for the purposes of this paragraph, back to back loans are not to be categorized as borrowings),(ix) write uncovered options, (x) invest in real estate (including options, rights or interests therein but excluding shares in real estate companies), (xi) assume, guarantee, endorse or otherwise become directly or contingently liable for, or in connection with, any obligation or indebtedness of any person in respect of borrowed money without the prior written consent of the custodian of the Portfolio, (xii) engage in short sales involving a liability to deliver securities exceeding 10% of its net assets provided that any security which a Portfolio does sell short must be actively traded on a market, (xiii) subject to paragraph (v) above, purchase an investment with unlimited liability or (xiv) purchase any nil or partly- paid securities unless any call thereon could be met in full out of cash or near cash held by it in the amount of which has not already been taken into account for the purposes of (ix) above.


    The following non-fundamental investment policies of the Funds are substantially similar to such policies of their respective Portfolios and may be changed by the respective Trustees of the Portfolios without Fund or Portfolio investor approval.

With respect to each of the Information Age Fund and the Health Sciences Fund, a Fund may not: (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper issued pursuant to Section 4(2) of said Act that the Trustees of the Trust, or their delegate, determine to be liquid; (b) purchase any securities if at the time of such purchase, permitted borrowings under investment restriction (1) above exceed 5% of the value of the Fund's total assets, as the case may be (Information Age Fund only); (c) purchase an option on a security if, after such transaction, more than 5% of its net assets, measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested (Health Sciences Fund only); or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or of the Portfolio or is a member, officer, director or trustee of any investment adviser of the Fund or the Portfolio if after the purchase of the security of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value). Neither the Portfolio nor the Fund intends to make short sales of securities during the coming year.

With respect to the Developing Resources Fund, the Fund may not: (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper issued pursuant to Section 4(2) of said Act that the Trustees of the Trust, or their delegate, determines to be liquid; (b) make short sales of securities, unless at all times when a short sale position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; (c) purchase securities of any issuer (other than securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; this restriction will not apply (i) during periods when management of the Fund anticipates significant economic, political or financial instability or (ii) to investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions; (d) invest for the purpose of gaining control of a company's management; (e) purchase warrants if, as a result of such purchase, more than 5% of the Fund's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Fund's net assets; this policy does not apply to or restrict warrants acquired by the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value; (f) purchase an option on a security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by it, would be so invested; (g) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value).


    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal circumstances the Developing Resources Fund and Portfolio will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities, the Information Age Fund and Portfolio will maintain at least 65% of its total assets in securities of information age companies, and the Health Sciences Fund and Portfolio will maintain at least 65% of its total assets in securities of health science companies and not investing more than 15% of net assets in illiquid securities. Moreover, the Fund and the Portfolio must always be in compliance with the borrowing policies set forth above.


                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of BMR, a wholly-owned subsidiary of Eaton Vance; of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. The business address of Lloyd George is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Trust or the Portfolios, as defined in the 1940 Act, by virtue of their affiliation with an Adviser, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIOS


JAMES B. HAWKES (56), President and Trustee*

President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


EDWARD K.Y. CHEN (52), Trustee of Information Age Portfolio
President of Lingnan College in Hong Kong. Professor and Director of Centre of
  Asian Studies at the University of Hong Kong from 1979-1995. Director of First Pacific Company, Asia Satellite Telecommunications Holdings Ltd., and a Board Member of the Mass Transit Railway Corporation. Member of the Executive Council of the Hong Kong Government from 1992-1997 and Chairman of the Consumer Council from 1991-1997.
Address: President's Office, Lingnan College, Tuen Mun, Hong Kong


DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


HON. ROBERT LLOYD GEORGE (45), Trustee and Vice President of Information Age Portfolio*
Chairman and Chief Executive Officer of LGM. Chairman and Chief Executive
  Officer of the Advisers.
Address: 3808 One Exchange Square, Central, Hong Kong


SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134


NORTON H. REAMER (62), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIOS


WILLIAM D. BURT (59), Vice President of the Trust and Developing Resources Portfolio
Vice President of BMR, Eaton Vance and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994).

WILLIAM CHISHOLM (37), Vice President of the Portfolios
Senior Trust Officer of The Bank of Nova Scotia Trust Company (Cayman)
  Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.

M. DOZIER GARDNER (64), Vice President of the Trust and Developing Resources Portfolio Vice Chairman of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


SAMUEL D. ISALY (52), Vice President of Health Sciences Portfolio
President of Mehta and Isaly Asset Management, Inc. since 1989; Senior Vice
  President of S.G. Warburg & Co., Inc. from 1986 through 1989; and President of Gramercy Associates, a health care industry consulting firm, from 1983 through 1986.
Address: Mehta and Isaly Asset Management, Inc., 41 Madison Avenue, 40th
  Floor, New York, NY 10010-2202


VIREN MEHTA (47), Vice President of Health Sciences Portfolio
Analyst of S.G. Warburg & Co., Inc. from 1987 through 1989; Analyst of Wood
  MacKenzie & Company Inc. from 1986 through 1987; and Manager of Merck & Co. from 1983 through 1986.
Address: Mehta and Isaly Asset Management, Inc., 41 Madison Avenue, 40th
  Floor, New York, NY 10010-2202

MICHEL NORMANDEAU (46), Vice President of the Portfolios
Assistant Manager - Trust Services, The Bank of Nova Scotia Trust Company
  (Cayman) Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.

RAYMOND O'NEILL (35), Vice President of the Portfolios
Managing Director of IBT Trust and Custodian Services (Ireland) Limited since
  January, 1995. Vice President, Atlantic Corporate Management Limited, Warwick, Bermuda (1991-1994). Officer, The Bank of Bermuda Limited, Hamilton, Bermuda (1987-1991).
Address: Earlsfort Terrace, Dublin 2, Ireland.

DUNCAN W. RICHARDSON (40), Vice President of Information Age Portfolio Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (65), Vice President of the Trust and Developing Resources Portfolio Vice President of BMR, Eaton Vance and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993).


JAMES L. O'CONNOR (52), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various other investment companies managed by Eaton Vance or BMR.


ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary of the Trust and the Portfolios on June 23, 1997.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.


ERIC G. WOODBURY (40), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolios. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Funds and the Portfolios, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, the Portfolios or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolios is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolios. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolios.


    Trustees of the Information Age and Developing Resources Portfolios that are not affiliated with an Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolios' assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolios nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and the Portfolios are paid by the Funds (and the other series of the Trust) and the Portfolios, respectively. (The Trustees of the Trust and the Portfolios who are members of an Adviser's organization receive no compensation from the Trust or the Portfolios). Messrs. Chen, Lloyd George, Normandeau and O'Neill are not U.S. residents. It may be difficult to effect service of process within the U.S. or to realize judgments of U.S. courts upon them. It is uncertain whether courts in other countries would entertain original actions against them. During the fiscal year ended August 31, 1997, the noninterested Trustees of the Trust and the Portfolios received the following compensation in their capacities as Trustees from the Trust, the Portfolios and the funds in the Eaton Vance fund complex(1):

                                         EDWARD       DONALD R.       SAMUEL L.       NORTON H.        JOHN L.         JACK L.
SOURCE OF COMPENSATION                 K.Y. CHEN      DWIGHT(3)     HAYES, III(4)       REAMER       THORNDIKE(5)      TREYNOR

Trust(2)                                $      0        $  2,600        $  2,378        $  2,355        $  2,439        $  2,625
Information Age Portfolio               $  5,000        $    346        $    316        $    313        $    324        $    349
Developing Resources Portfolio          $      0        $    113        $    104        $    102        $    106        $    114
Health Sciences Portfolio               $      0        $    882        $  1,127        $  1,006        $  1,087        $  1,075
Trust and Fund Complex                  $ 23,300        $145,000(6)     $152,500(7)     $145,000        $147,500(8)     $150,000
----------
(1) As of January 1, 1998, the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.
(2) The Trust consisted of 14 Funds as of August 31, 1997. (3) Mr. Dwight received deferred compensation from each Portfolio as follows: Information Age - $148; Developing Resources - $50.
(4) Mr. Hayes received deferred compensation from each Portfolio as follows:
    Information Age - $80; Developing Resources - $33.
(5) Mr. Thorndike received deferred compensation from each Portfolio as follows: Information Age - $240;
    Developing Resources - $97.
(6) Includes $45,000 of deferred compensation.
(7) Includes $28,750 of deferred compensation.
(8) Includes $82,384 of deferred compensation.


                  MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS


    Eaton Vance acts as the sponsor and manager of the Information Age and Health Sciences Funds and the administrator of the Information Age and Health Sciences Portfolios. The Information Age Portfolio has engaged BMR and Lloyd George as its investment advisers, the Health Sciences Portfolio has engaged M&I as its investment adviser and the Developing Resources Portfolio has engaged BMR as its investment adviser.


THE ADVISERS

    As investment advisers to the Portfolios each Adviser manages a Portfolio's investments, subject to the supervision of the Board of Trustees of each Portfolio. The Advisers are also responsible for effecting all security transactions on behalf of the Portfolios, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions."

    Under the investment advisory agreement with the Information Age Portfolio, BMR and Lloyd George are entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

                                                                      ANNUAL
CATEGORY     AVERAGE DAILY NET ASSETS                               ASSET RATE

    1        less than $500 million ..........................         0.75%
    2        $500 million but less than $1 billion ...........         0.70
    3        $1 billion but less than $1.5 billion ...........         0.65
    4        $1.5 billion but less than $2 billion ...........         0.60
    5        $2 billion but less than $3 billion .............         0.55
    6        $3 billion and over .............................         0.50


    As of August 31, 1997, the Information Age Portfolio had net assets of $51,373,944. For the fiscal year ended August 31, 1997, BMR and Lloyd George earned advisory fees of $362,172 (equivalent to 0.75% of the Portfolio's average daily net assets). Such advisory fee was divided equally between Lloyd George and BMR.

    For a description of the compensation that Health Sciences Portfolio pays M&I, see the Prospectus. As of August 31, 1997, the Health Sciences Portfolio had net assets of $152,716,988. For the fiscal year ended August 31, 1997, M&I earned advisory fees of $800,167 (equivalent to 0.86% of the Portfolio's average daily net assets).

    The performance fee adjustment to the advisory fee is as follows: After 12 months, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Health Sciences Portfolio differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Portfolio over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Portfolio performance shall be total return as computed under Rule 482 under the Securities Act of 1933.


    Under the investment advisory agreement with the Developing Resources Portfolio, BMR receives a monthly fee based on average daily net assets as follows:

              AVERAGE DAILY NET           ANNUALIZED FEE RATE  MONTHLY FEE RATE
            ASSETS FOR THE MONTH           (FOR EACH LEVEL)    (FOR EACH LEVEL)

Up to $500 million ....................         0.7500%           1/16  of 1%
$500 million but less than $1 billion..         0.6875%          11/192 of 1%
$1 billion but less than $1.5 billion..         0.6250%           5/96  of 1%
$1.5 billion but less than $2 billion..         0.5625%           3/64  of 1%
$2 billion but less than $3 billion ...         0.5000%           1/24  of 1%
$3 billion and over ...................         0.4375%           7/192 of 1%

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance is among the oldest mutual funds organizations in the country. As an experienced mutual fund provider, Eaton Vance has contributed to making the securities market more widely accessible to investors. Eaton Vance equity funds provide a way to take advantage of the potentially higher returns of individual stocks. Eaton Vance has a staff of more than 25 investment professionals specializing in security analysis and equity management.

    The Eaton Vance investment process stresses intensive fundamental research. Portfolios are built on a stock-by-stock basis and the process includes visits to companies under consideration. The process also focuses on well-managed companies with the following characteristics: strong underlying value or franchise; solid earnings growth; steady cash flow, strong balance sheet; innovative products or services; potential for sustained growth; seasoned, creative management; or ability to survive variable market conditions.

    By investing in diversified portfolios and employing prudent and professional management, Eaton Vance mutual funds can provide attractive return, while exposing shareholders to less risk than if they were to build investment portfolios on their own. Eaton Vance employs rigorous buy and sell disciplines. For instance, purchases are made with an eye to both relative and absolute growth rates and price-earning ratios, and sales are made when a stock is fully valued, fundamentals deteriorate, management fails to execute its strategy, or more attractive alternatives are available.


    Eaton Vance and its affiliates act as adviser to a family of over 150 mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $21 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.


    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    BMR manages the investments and affairs of the Developing Resources Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.

    Each Investment Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of a Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of a Portfolio or by vote of a majority of the outstanding voting securities of a Portfolio. Each Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of a Portfolio, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that an Adviser may render services to others. Each Agreement also provides that an Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    To the extent necessary to comply with U.S. tax law, Eaton Vance has employed IBT Trust Company (Cayman) Ltd. to serve as the administrator of the Portfolios. The sub-administrator maintains the Portfolios' principal office and certain records and provides administrative assistance in connection with meetings of the Portfolios' Trustees and interestholders.

MANAGER, SPONSOR AND ADMINISTRATOR

    See "Management of the Funds and the Portfolios" in the Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Information Age and Health Sciences Funds and the administrator of the Information Age and Health Sciences Portfolios. Under Eaton Vance's management contract with the Information Age and Health Sciences Funds and administration agreement with the Information Age and Health Sciences Portfolios, Eaton Vance receives a monthly management fee from the Funds and a monthly administration fee from the Portfolios. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

                                                                     ANNUAL
    CATEGORY      AVERAGE DAILY NET ASSETS                         ASSET RATE
    --------      ----------------                                 ----------
       1          less than $500 million ......................     0.25%
       2          $500 million but less than $1 billion .......     0.23333
       3          $1 billion but less than $1.5 billion .......     0.21667
       4          $1.5 billion but less than $2 billion .......     0.20
       5          $2 billion but less than $3 billion .........     0.18333
       6          $3 billion and over .........................     0.1667


    For the fiscal year ended August 31, 1997, Eaton Vance earned administration fees of $231,722 and $120,758, respectively (each equivalent to 0.25% of the Health Sciences and Information Age Portfolios' average daily net assets for such period).

    As of August 31, 1997, the Information Age Fund had net assets of $29,036,818. For the fiscal year ended August 31, 1997 and for the period from the start of business, September 18, 1995, to August 31, 1996, Eaton Vance earned management fees of $64,015 and $34,782, respectively (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such periods).

    As of August 31, 1997, the Health Sciences Fund had net assets of $88,349,219. For the fiscal year ended August 31, 1997, Eaton Vance earned management fees of $169,792 (equivalent to 0.25% of the Fund's average daily net assets for such year), of which $138,464 was waived by Eaton Vance.

    Eaton Vance's management contract with the Information Age and Health Sciences Funds, and its administration agreement with the Information Age and Health Sciences Portfolios will continue in effect from year to year, so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust or the Portfolios, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Funds or the Portfolios, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Information Age and Health Sciences Funds or the Information Age and Health Sciences Portfolios under such contract or agreement, Eaton Vance will not be liable to the Funds or the Portfolios for any loss incurred. Each agreement was initially approved by the Trustees, including the non-interested Trustees, of the Trust or the Portfolios.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Developing Resources Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by the Principal Underwriter under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or an Adviser; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Hawkes is chairman and Mr. Gardner is vice chairman. Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland, Alan R. Dynner, Thomas E. Faust, Jr., William Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of December 31, 1997, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts, Messrs. Rowland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker each own 8%. Messrs. Dynner, Gardner and Hawkes who are officers or Trustees of the Trust and the Portfolios are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Burt, Murphy, O'Connor, Richardson, Tittmann and Woodbury, and Ms. Sanders, are officers of the Trust and or the Portfolios, and are also members of the BMR, Eaton Vance and EV organizations.

    Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns approximately 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. BMR, EVC, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Funds and the Portfolios, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Funds or the Portfolios and such banks.

                                  CUSTODIAN

    IBT acts as custodian for the Trust and the Portfolios. IBT has the custody of all cash and securities of the Funds and all securities of the Portfolios purchased in the United States, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the Funds' and the Portfolios' general ledger and computes the daily net asset value of interests in the Portfolios and the net asset value of shares of the Funds. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' and the Portfolios' respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolios, respectively.

    Portfolio securities, if any, purchased by a Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are member of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of each Portfolio in accordance with regulations under the 1940 Act.

    IBT charges fees which are competitive within the industry. These fees for the Portfolios relate to (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the particular investment company average daily collected balances. The portion of the fee for a Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.

                 SERVICES FOR ACCUMULATION -- CLASS A SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.


    Intended Quantity Investment -- Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.


    Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus for which Eaton Vance acts as adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The Trustees of each Portfolio have established the following procedures for the valuation of the Portfolio's assets. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or if there were no sales at the mean between the closing bid and asked prices therefor on such exchanges or System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option contract is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Direct placement securities and securities of venture capital companies, except as provided below, are taken at fair value as determined in good faith by or pursuant to procedures established by the Trustees. Direct placement securities and securities of former venture capital companies which are readily marketable are considered marketable securities.

    Short term debt securities with a remaining maturity of 60 days of less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations.

    Physical commodities, including bullion, will generally be valued at fair value based on prevailing market prices.


    Each investor in a Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day. Each Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                            INVESTMENT PERFORMANCE

    Average annual total return is determined separately for each Class of a Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and (iv) the deduction of any CDSC at the end of the period. For information concerning the total return of the Classes of a Fund, see Appendix A, Appendix B and Appendix C.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. A Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of a Fund's performance or rankings of mutual funds (which include a Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information about the portfolio allocation and holdings of a Portfolio may also be included in advertisements and other material furnished to present prospective shareholders. A Fund's performance may differ from that of other investors in its corresponding Portfolio, including other investment companies.

    Information (including charts and illustrations) relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. Such information may reflect the change in the net asset value of a hypothetical investment in a Fund over a specified time period and compare it to an inflationary measure, such as the Consumer Price Index (which is computed by the Bureau of Labor Statistics of the U.S. Department of Labor).

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate- term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of: foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.


    Information used in advertisements for Health Sciences Fund may include information about medical, pharmaceutical and technological developments and innovations, as well as demographical information relating to health care expenditures. Advertisements may also contain historical information on the performance of health science stocks. Information may also be provided about M&I, including descriptions of: its personnel; staffing techniques; evaluation and analysis procedures; and stock selection process.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.


                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its ordinary income (including tax-exempt income, if applicable) and net income in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. Because each Fund invests its assets in a Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. Each Portfolio will allocate at least annually among its investors, including a Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to a Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable a Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise taxes on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of that Portfolio attributable to such share.

    In order to avoid incurring a federal excise tax obligation, the Code requires that each Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income, if applicable) for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards and (ii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC and a Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    For federal income tax purposes each Portfolio will be treated as a partnership that is not a "publicly traded partnership." As a result, it will not be subject to federal income tax; instead, the corresponding Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.


    A Portfolio's transactions in options, futures contracts, forward contracts and certain other transactions involving foreign exchange gain or loss will be subject to special tax rules, the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. For example, the tax treatment of many types of options, futures contracts and forward contracts entered into by a Portfolio will be governed by Section 1256 of the Code. Absent a tax election for "mixed straddles" (see below), each such position held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out on such day), and any resulting gain or loss, except for certain currency- related positions, will generally be treated as 60% long-term and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions. When the Portfolio holds an option or contract governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of the Portfolio not governed by Section 1256 (as might occur in some hedging transactions), this combination of positions could be a "mixed straddle" which is generally subject to special tax rules requiring deferral of losses and other adjustments in addition to being subject in part to Section 1256. A Portfolio may make certain tax elections for its "mixed straddles" which could alter certain effects of these rules.

    Foreign exchange gains and losses realized by a Portfolio and allocated to a Fund in connection with the Portfolio's investments in foreign securities and certain options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to the Fund, affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.

    Each Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund's total assets, taking into account its allocable share of a Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing its investment company taxable income.

    A Portfolio's investments, if any, in securities issued with original issue discount (possibly including certain asset-related securities) or securities acquired at a market discount (if an election is made to include accrued market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to enable the corresponding Fund to distribute its proprotionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investment in gold, platinum and silver bullion and coins may cause an investment company to fail certain income or asset tests that must be satisfied to qualify as a regulated investment company under the Code. Accordingly, BMR will endeavor to manage the Developing Resources Portfolio's assets so that: (1) income and gains derived from investments in bullion and coins (and any other "non-qualified" income) will not exceed 10% of the Developing Resources Funds' gross annual income; and (2) less than 50% of the value of the Fund's total assets as of the close of each quarter of its taxable year will be invested in bullion and coins (and any other "non-qualified assets"). If the Developing Resources Fund did not qualify for taxation as a RIC, it would be required to pay federal income tax on its net income, which would reduce the amount available for distribution to shareholders.

    The portion of distributions made by a Fund which are derived from dividends received by the Portfolio from U.S. domestic corporations and allocated to the Fund may qualify for the dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the dividends-received deduction may give rise to (or increase) an alternative minimum tax for corporations depending upon the shareholder's particular tax situation.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within the 30 days before or after such disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on a Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention treaty. Distributions from the excess of a Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may arise if: (i) the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, (generally 180 days or more); or (iii) the shareholder fails to provide any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local and, when applicable, foreign tax consequences of investing in a Fund.

                            PRINCIPAL UNDERWRITER


    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor. For the amount paid by the Trust to the Principal Underwriter for acting as repurchase agent, see Appendix A and Appendix B.

    CLASS A SHARES. Class A shares of a Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.


    The table is also presently applicable to (1) purchases of Class A shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust, a Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.


    The Principal Underwriter acts as principal in selling Class A shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    CLASS B AND CLASS C SHARES. Under a Distribution Agreement, the Principal Underwriter acts as principal in selling Class B and Class C shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. In addition, each Class B and Class C makes payments to the Principal Underwriter pursuant to a Distribution Plan as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

                        SERVICE PLAN -- CLASS A SHARES


    The Trust on behalf of its Developing Resources Fund Class A shares has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Prospectus.

    The Plan remains in effect from year to year for so long as such continuance is approved by a vote of both a majority of (i) the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by a vote of a majority of the outstanding Class A shares of Developing Resources Fund. The Plan has been approved by the Board of Trustees of the Trust, including the Plan Trustees.

    The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of Class A shares, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Developing Resources Fund and its Class A shareholders.

                     DISTRIBUTION PLAN -- CLASS A SHARES

    As described in the Prospectus, in addition to the fees and expenses described herein, the Trust on behalf of the Information Age and Health Sciences Funds Class A shares finances distribution activities and bears expenses associated with the distribution of shares and the provision of certain personal and account maintenance services to shareholders pursuant to a distribution plan (the "Plans") designed to meet the requirements of Rule 12b-1 under the 1940 Act.

    The Plans remain in effect from year to year provided such continuance is approved at least annually by a vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office. The Plans may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding Class A shares of a Fund. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the affected shareholders of Class A shares and the Trustees. So long as the Plans are in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

    Each Plan is intended to compensate the Principal Underwriter for its distribution services to a Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of Class A shares. The quarterly service fee paid by the Class A shares of the Information Age Fund under its Plan is intended to compensate the Principal Underwriter for its personal and account maintenance services and for the payment by the Principal Underwriter of service fees to Authorized Firms.

               DISTRIBUTION PLANS -- CLASS B AND CLASS C SHARES

    The Trust has adopted Distribution Plans (the "Plans") on behalf of its Class B and Class C shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the NASD. The purpose of each Plan, is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B and Class C shares.

    The Plans provide that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B or Class C shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of Class B sales and 6.25% of Class C sales of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The amount payable to the Principal Underwriter pursuant to the Plans as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Funds respective Class and will accordingly reduce the Class' net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of a Class's net assets on such day. The level of a Class' net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by the Portfolio, the expenses of the Class, Fund and the Portfolio accrued and allocated to the Fund and Class on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce a Class' current net assets in respect of unknown amounts which may become payable under the Plans in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plans provide that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plans since their inception. Payments theretofore paid or payable under the Plans by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plans. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    Currently, payments of sales commissions and distribution fees and of service fees may equal, 1% of a Class's average daily net assets per annum. For actual payments made and the outstanding uncovered distribution charges of the Principal Underwriter, see Appendix B. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees for Class C sales and sales commissions for Class B sales at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Plans if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B and Class C shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Plans continue in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plans and Distribution Agreements may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plans require quarterly Trustee review of a written report of the amount expended under the Plans and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plans are in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.

    The Trustees of the Trust believe that the Plans will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B and Class C shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plans will compensate the Principal Underwriter for its services and expenses in distributing Class B and Class C shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plans provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plans are expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class B and Class C shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions of the Portfolios, including the selection of the market and the broker-dealer firm, are made by an Adviser.

    An Adviser places the portfolio security transactions of a Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. An Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the relevant Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, an Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by a Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by a Portfolio often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of an Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolios and an Adviser's other clients for providing brokerage and research services to an Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if an Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which an Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, an Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, an Adviser receives Research Services from many broker-dealer firms with which an Adviser places the portfolio transactions of a Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by an Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to an Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by each Portfolio is not reduced because an Adviser receives such Research Services. An Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that an Adviser shall use its best efforts to seek to execute portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, an Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolios may also be appropriate for other investment accounts managed by an Adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Portfolio and one or more of such other accounts simultaneously, an Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolios that the benefits from an Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


    For the fiscal year ended August 31, 1997 and for the period from the Information Age Portfolio's start of business, September 18, 1995, to August 31, 1996, the Information Age Portfolio paid brokerage commissions of $356,832 and $241,041, respectively, with respect to portfolio transactions. Of these amounts, approximately $265,390 and $211,697, respectively, was paid in respect of portfolio security transactions aggregating approximately $81,407,806 and $64,655,820, respectively, to firms which provided some Research Services to the Adviser's organization (although many such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal year ended August 31, 1997, the Developing Resources and Health Sciences Portfolios paid brokerage commissions of $97,519 and $115,257, respectively, with respect to portfolio transactions. Of these amounts, approximately $68,402 and $66,817, respectively, was paid in respect of portfolio security transactions aggregating approximately $10,695,812 and $24,197,622, respectively, to firms which provided some Research Services to the Adviser's organization (although many firms may have been selected in any particular transaction primarily because of their execution capabilities).


                              OTHER INFORMATION

    The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation. The Funds were reorganized as Class A shares (formerly EV Traditional Information Age Fund, EV Traditional Worldwide Developing Resources Fund and EV Traditional Worldwide Health Sciences Fund, Inc.), Class B shares (formerly EV Marathon Information Age Fund, EV Marathon Worldwide Developing Resources Fund and EV Marathon Worldwide Health Sciences Fund) and Class C shares (formerly EV Classic Information Age Fund) of Eaton Vance Growth Trust on September 1, 1997, so information herein prior to such date is for the Funds when they were separate series of the Trust (or a separate corporation) and before they became multiple-class funds. Class C shares of Health Sciences Fund were established January 1, 1998. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of federal laws or regulations. The Trust's By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders, and the Trust's By-Laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration also contains provisions limiting the liability of a series or class to that series or class.) Moreover, the Trust's By-Laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholders's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Developing Resources Fund and Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts are the independent accountants of the Information Age Fund and Health Sciences Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission. Deloitte & Touche, Grand Cayman, Cayman Islands, British West Indies are the independent certified public accountants of the Developing Resources Portfolio and Coopers & Lybrand Chartered Accountants, Toronto, Canada, are the independent accountants for the Information Age Portfolio and Health Sciences Portfolio.

                             FINANCIAL STATEMENTS


    The audited financial statements of and the auditors' reports for the Funds and the Portfolios appear in each Fund's most recent annual report to shareholders, which are incorporated by reference into this SAI. A copy of the Funds' most recent annual report accompanies this SAI.


    Registrant incorporates by reference the audited financial information for the fiscal year ended August 31, 1997 for the Funds and Portfolios listed below, all as previously filed electronically with the Commission:

                       EV Marathon Information Age Fund
                          Information Age Portfolio
                     (Accession No. 0000950109-97-007088)

               EV Marathon Worldwide Developing Resources Fund
                   Worldwide Developing Resources Portfolio
                     (Accession No. 0000950109-97-007242)

             EV Traditional Worldwide Health Sciences Fund, Inc.
                     Worldwide Health Sciences Portfolio
                     (Accession No. 0000950109-97-007116)

                                  APPENDIX A

                                CLASS A SHARES

                  FEES AND EXPENSES -- HEALTH SCIENCES FUND

    Through August 31, 1996, the Health Sciences Fund invested directly in securities rather than investing in the Health Sciences Portfolio. In addition, some current service providers and some fee rates differ from the providers and rates in effect prior to August 31, 1996.

ADVISER

    Prior to the Health Sciences Portfolio's start of business on September 1, 1996, the Health Sciences Fund paid advisory fees directly to M&I. During the fiscal years ended August 31, 1996 and 1995, the Health Sciences Fund paid M&I $350,234 and $138,826, respectively, in advisory fees. M&I received advisory fees of $121,553 during the fiscal year ended August 31, 1994 and pursuant to the expense limitation previously in effect, M&I reimbursed $16,868 during such period.

MANAGER AND ADMINISTRATOR

    The prior administrator (manager) of the Fund was paid $114,411 and $58,707, respectively, for its services during the fiscal years ended August 31, 1996 and 1995.


DISTRIBUTION PLAN

    Pursuant to the Distribution Plan in effect during the fiscal year ended August 31, 1996, the Fund paid $90,449 in 12b-1 fees to the prior distributor during such year.

    During the fiscal year ended August 31, 1997, the Fund made payments under the Plan aggregating $132,608, of which $78,084 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER

    For the fiscal year ended August 31, 1997, the Fund paid the Principal Underwriter $2,430 for repurchase transactions handled by the Principal Underwriter.

    The total sales charges for sales of shares of the Fund for the fiscal year ended August 31, 1997 was $1,209,455, of which $185,989 was received by the Principal Underwriter and Authorized Firms received $1,023,466.

BROKERAGE

    During the fiscal years ended August 31, 1996 and 1995, the Fund paid $184,676 and $29,541, respectively, in brokerage commissions.

                     PERFORMANCE INFORMATION -- ALL FUNDS


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class A shares for the periods shown in the table. The Value of Initial Investment reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidies.

                                        VALUE OF A $1,000 INVESTMENT -- HEALTH SCIENCES FUND

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT     -------------------------     ------------------------
         PERIOD**               DATE         INVESTMENT     ON 8/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-----------------------      ----------      ----------     ----------     ----------     ----------     ----------  ------------
10 Years Ended 8/31/97         8/31/87        $942.56        $3,991.51       323.47%        15.53%         299.15%        14.85%
5 Years Ended 8/31/97          8/31/92        $942.72        $2,502.43       165.45%        21.56%         150.24%        20.14%
1 Year Ended 8/31/97           8/31/96        $942.57        $1,109.15        17.67%        17.67%          10.92%        10.92%

    The tables below indicate the cumulative and average annual total return on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of the predecessor to Class A. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class A sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return would be different. The Value of Initial Investment reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidiaries.

                                        VALUE OF A $1,000 INVESTMENT -- DEVELOPING RESOURCES FUND

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
       INVESTMENT*           INVESTMENT       INITIAL       INVESTMENT     -------------------------     -------------------------
          PERIOD                DATE         INVESTMENT     ON 8/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-----------------------      ----------      ----------     ----------     ----------     ----------     ----------  ------------
Life of the Fund**            10/21/87        $943.15        $2,473.31       162.24%        10.27%         147.33%         9.62%
5 Years Ended 8/31/97          8/31/92        $942.78        $1,650.53        75.07%        11.85%          65.05%        10.54%
1 Year Ended 8/31/97           8/31/96        $942.47        $  802.52       -14.85%       -14.85%         -19.75%       -19.75%
----------
*Predecessor Fund commenced operations April 17, 1997.

                                        VALUE OF A $1,000 INVESTMENT -- INFORMATION AGE FUND

                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
       INVESTMENT*           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 8/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-----------------------      ----------      ----------     ----------     ----------     ----------     ----------  ------------
Life of the Fund               9/18/95        $942.51        $1,261.47       33.84%         16.12%         26.15%         12.65%
1 Year Ended
8/31/97                        8/31/96        $942.88        $1,141.03       21.01%         21.01%         14.10%         14.10%
----------
*Predecessor Fund commenced operations September 18, 1995.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at December 1, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class A shares of Health Sciences Fund. As of December 1, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of 9% of the Class A shares, which are held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of Health Sciences Fund's outstanding Class A shares as of such date.

                                  APPENDIX B

                                CLASS B SHARES


      FEES AND EXPENSES -- DEVELOPING RESOURCES AND INFORMATION AGE FUND


ADVISER

    Prior to the Developing Resources Portfolio's start of business on April 1, 1997, the Developing Resources Fund paid advisory fees directly to Eaton Vance. As at August 31, 1996, the Developing Resources Fund had net assets of $20,128,782. For the fiscal years ended August 31, 1996, 1995 and September 30, 1994, the Fund paid Eaton Vance advisory fees of $114,803, $92,809 and $70,439, respectively (equivalent to 0.75% (annualized) of the Fund's average daily net assets for each such period).


DISTRIBUTION PLANS

    Each Distribution Plan and Distribution Agreement remains in effect until April 28, 1998 and may be continued as described under "Distribution Plan." Pursuant to Rule 12b-1, the Plan has been approved by the relevant Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1.

    The following table shows, for the fiscal year ended August 31, 1997, (1) sales commissions paid by the Principal Underwriter to Authorized Firms on sales of Class B shares, (2) Class B distribution payments to the Principal Underwriter under the Plan, (3) Class B CDSC payments to the Principal Underwriter, (4) service fees on Class B shares paid or accrued under the Plan, and (5) amount of service fees on Class B shares paid to Authorized Firms (the balance of which being retained by the Principal Underwriter).

                                                     DISTRIBUTION         CDSC                         SERVICE
                                                      PAYMENTS TO      PAYMENTS TO                     FEES TO
                                        SALES        THE PRINCIPAL    THE PRINCIPAL     SERVICE       AUTHORIZED
CLASS B                              COMMISSIONS      UNDERWRITER      UNDERWRITER        FEES          FIRMS
-------                              -----------     -------------    -------------     -------       ----------
Developing Resources ............     $587,879         $194,212         $169,436        $36,036        $34,080
Information Age .................      173,850          192,044          109,000         27,272         12,017


PRINCIPAL UNDERWRITER


    For the fiscal year ended August 31, 1997, each Fund paid the Principal Underwriter for repurchase transactions handled by it $2.50 for each such transaction which aggregated as follows: Developing Resources Fund -- $1,320 and Information Age Fund -- $930.

                     PERFORMANCE INFORMATION -- ALL FUNDS


    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in each table. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidies.

                                        VALUE OF A $1,000 INVESTMENT -- DEVELOPING RESOURCES FUND

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE         INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM     ------------------------    ------------------------
    PERIOD          DATE      INVESTMENT   CDSC ON 8/31/97  CDSC ON 8/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------     ----------   ----------   ---------------  ---------------   ----------    ----------    ----------    ----------
Life of
the Fund**        10/21/87      $1,000        $2,633.42        $2,633.42       163.34%        10.32%       163.34%        10.32%
5 Years
Ended
8/31/97**          8/31/92      $1,000        $1,758.07        $1,738.07        75.81%        11.95%        73.81%        11.69%
1 Year
Ended
8/31/97            8/31/96      $1,000        $  855.09        $  819.01       -14.49%       -14.49%       -18.10%       -18.10%

                                        VALUE OF A $1,000 INVESTMENT -- INFORMATION AGE FUND

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE         INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM     ------------------------    ------------------------
    PERIOD          DATE      INVESTMENT   CDSC ON 8/31/97  CDSC ON 8/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------     ----------   ----------   ---------------  ---------------   ----------    ----------    ----------    ----------
Life of
the Fund          9/18/95       $1,000        $1,333.57        $1,283.57        33.36%        15.91%        28.36%        13.66%
1 Year
Ended
8/31/97           8/31/96       $1,000        $1,207.94        $1,157.94        20.79%        20.79%        15.79%        15.79%

    The table below indicates the cumulative and average annual total return on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of the predecessor to Class B. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class A, adjusted to reflect the Class B sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidiaries.

                                        VALUE OF A $1,000 INVESTMENT -- HEALTH SCIENCES FUND

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE         INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
 INVESTMENT*     INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM     ------------------------    ------------------------
    PERIOD          DATE      INVESTMENT   CDSC ON 8/31/97  CDSC ON 8/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------     ----------   ----------   ---------------  ---------------   ----------    ----------    ----------    ----------
10 Years
Ended
8/31/97           8/31/87       $1,000        $4,231.43        $4,231.43       323.14%        15.52%       323.14%        15.52%
5 Years
Ended
8/31/97           8/31/92       $1,000        $2,652.46        $2,632.46       165.25%        21.54%       163.25%        21.36%
1 Year
Ended
8/31/97           8/31/96       $1,000        $1,175.81        $1,125.81        17.58%        17.58%        12.58%        12.58%
------------
* Predecessor Fund commenced operations September 23, 1996.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at December 1, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of Developing Resources and Information Age Funds. As of December 1, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of the following amounts of the Class B shares, which are held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances: Developing Resources Fund -- 19% and Information Age Fund -- 26.8%. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of any Fund's outstanding Class B shares as of such date.

                                  APPENDIX C

                                CLASS C SHARES

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of the predecessor to Class C. Total return prior to the Predecessor Fund's commencement of operations reflects the total return of Class B, adjusted to reflect the Class C sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidiaries.

                                        VALUE OF A $1,000 INVESTMENT -- INFORMATION AGE FUND

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE         INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT*    INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM     ------------------------    ------------------------
    PERIOD          DATE      INVESTMENT   CDSC ON 8/31/97  CDSC ON 8/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------     ----------   ----------   ---------------  ---------------   ----------    ----------    ----------    ----------
Life of
the Fund**        9/18/95       $1,000        $1,320.66        $1,320.66        32.07%        15.33%        32.07%        15.33%
1 Year
Ended
8/31/97           8/31/96       $1,000        $1,200.49        $1,190.49        20.05%        20.05%        19.05%        19.05%
------------
* Predecessor Fund commenced operations on November 22, 1995.

    The table below indicates the cumulative and average annual total return on a hypothetical investment in shares of $1,000. Total return for the period prior to January 1, 1998 reflects the total return of Class A, adjusted to reflect the Class C sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses. Return would have been lower without subsidiaries.

                                        VALUE OF A $1,000 INVESTMENT -- HEALTH SCIENCES FUND

                                              VALUE OF
                                             INVESTMENT        VALUE OF         TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               BEFORE         INVESTMENT             DEDUCTING                   DEDUCTING
                                              DEDUCTING     AFTER DEDUCTING       THE MAXIMUM CDSC            THE MAXIMUM CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF     THE MAXIMUM      THE MAXIMUM     ------------------------    ------------------------
    PERIOD          DATE      INVESTMENT   CDSC ON 8/31/97  CDSC ON 8/31/97   CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------     ----------   ----------   ---------------  ---------------   ----------    ----------    ----------    ----------
10 Years
Ended
8/31/97            8/31/87      $1,000        $4,234.73        $4,234.73       323.47%        15.53%       323.47%        15.53%
5 Years
Ended
8/31/97            8/31/92      $1,000        $2,654.51        $2,654.51       165.45%        21.56%       165.45%        21.56%
1 Year
Ended
8/31/97            8/31/96      $1,000        $1,176.74        $1,166.74        17.67%        17.67%        16.67%        16.67%

[graphic omitted]

-----------------------------------------------------------------------------

EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND
EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
EATON VANCE INFORMATION AGE FUND


STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1998


-----------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISERS
Boston Management and Research, 24 Federal Street, Boston, MA 02110
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square,
   Central, Hong Kong
Mehta and Isaly Asset Management, Inc., 41 Madison Avenue, New York, NY
   10010-2202

FUND SPONSOR AND MANAGER OR ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
  (800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
Coopers &Lybrand, L.L.P., One Post Office Square, Boston, MA 02109

                                                                     1/1 COMBSAI

                                    PART B

        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          January 1, 1998

                    EATON VANCE ASIAN SMALL COMPANIES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information provides general information about Eaton Vance Asian Small Companies Fund (the "Fund") and Asian Small Companies Portfolio (the "Portfolio"). This Statement of Additional Information is sometimes referred to herein as the "SAI".

                              TABLE OF CONTENTS
                                                                          Page
                                    PART I
Additional Information about Investment Policies ..........................    1
Investment Restrictions ...................................................    4
Trustees and Officers .....................................................    5
Management of the Fund and the Portfolio ..................................    8
Custodian .................................................................   10
Services for Accumulation -- Class A Shares ...............................   11
Service for Withdrawal ....................................................   11
Determination of Net Asset Value ..........................................   12
Investment Performance ....................................................   12
Taxes .....................................................................   14
Principal Underwriter .....................................................   15
Distribution Plans -- Class A and Class B Shares ..........................   16
Portfolio Security Transactions ...........................................   18
Other Information .........................................................   20
Independent Certified Public Accountants ..................................   21
Financial Statements ......................................................   22
Appendix A: Class B Shares ................................................  a-1
Appendix B: Asian Region Countries ........................................  b-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Fund and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

    Physical delivery of securities in small lots generally is required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian and Pakistani banks. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Portfolio to invest its assets may be impaired. Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio was heavily invested, the Fund's ability to redeem Fund shares could become correspondingly impaired.

    The Adviser intends, as of the date of this SAI, not to invest in issuers located in Vietnam, Cambodia, Laos or former Burma and to invest no more than 1% of total assets in Bangladesh issuers.

FOREIGN CURRENCY TRANSACTIONS. The value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    Currency swaps require maintenance of a segregated account as described under "Asset Coverage Requirements" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.


    The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.


RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous days settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code, limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes."


ASSET COVERAGE REQUIREMENTS. Transactions involving reverse repurchase agreements, currency swaps, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable securities and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligation of a swap will be covered.) The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio. The Portfolio does not intend to purchase any options if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested. The Portfolio may enter into futures contracts (and options thereon) traded on a foreign exchange, only if the Adviser determines that trading on such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States CFTC-regulated exchanges.

    To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

REPURCHASE AGREEMENTS. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.


REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.


PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. Short-term trading may be advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. High portfolio turnover may also result in the realization of substantial net short-term capital gains. In order for the Fund to continue to qualify as a regulated investment company for federal tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale of securities and certain other investments (including its share of gains from the sale of securities and certain other investments held by the Portfolio) held for less than three months.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money instruments. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or holding of their consent on a material matter affecting the investment. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses including finders fees.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental and as such cannot be changed without the approval by the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% or more of the outstanding voting securities of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

    (3) Underwrite securities of other issuers;

    (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contacts for the purchase or sale of physical commodities;

    (5) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

    (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the 1940 Act.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.


    The Fund and the Portfolio have each adopted the following investment policies which may be changed without shareholder or investor approval. As a matter of nonfundamental policy, the Fund and the Portfolio may not: (a) invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; (b) purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Portfolio's or the Fund's net assets; this policy does not apply to or restrict warrants acquired by the Portfolio or the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value; (c) purchase any securities if at the time of such purchase, permitted borrowings under investment restriction (1) above exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, or any subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Nevertheless, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with its policy of investing at least 65% of total assets in equity securities of Asian small companies and not investing more than 15% of net assets in illiquid securities. Moreover, the Fund and the Portfolio must always be in compliance with its borrowing policy set forth above.


    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; underwrite securities issued by other persons; or make loans to other persons.


                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance, of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), of Eaton Vance's parent, Eaton Vance Corp. ("EVC"), and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. The business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Trust or the Portfolio as defined in the 1940 Act, by virtue of their affiliation with the Adviser, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

JAMES B. HAWKES (56), President of the Trust, Vice President of the Portfolio and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR, EVC and
  EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR. Director of Lloyd George Management (B.V.I.) Limited.

EDWARD K.Y. CHEN (52), Trustee of the Portfolio
President of Lingnan College in Hong Kong. Professor and Director of Centre of
  Asian Studies at the University of Hong Kong from 1979-1995. Director of First Pacific Company and Asia Satellite Telecommunications Holdings Ltd., and a Board Member of the Mass Transit Railway Corporation. Member of the Executive Council of the Hong Kong Government from 1992-1997 and Chairman of the Consumer Council from 1991-1997.
Address: President's Office, Lingnan College, Tuen Mun, Hong Kong

HON. ROBERT LLOYD GEORGE (45), President and Trustee of the Portfolio* Chairman and Chief Executive of Lloyd George Management (B.V.I.) Limited.
  Chairman and Chief Executive Officer of the Advisers. Managing Director of Indosuez Asia Investment Services, Ltd. from 1984 to 1991.
Address: 3808 One Exchange Square, Central, Hong Kong

DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (62), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO


WILLIAM D. BURT (59), Vice President of the Trust
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 19, 1995.

M. DOZIER GARDNER (64), Vice President of the Trust
Vice Chairman of Eaton Vance, BMR, EVC and EV, and Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (65), Vice President of the Trust
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 19, 1995.

SCOBIE DICKINSON WARD (31), Vice President, Assistant Secretary and Assistant Treasurer of the Portfolio
Director of LGM and Chief Investment Officer of the Adviser.
Address: 3808 One Exchange Square, Central, Hong Kong

WILLIAM WALTER RALEIGH KERR (47), Vice President and Assistant Treasurer of the Portfolio
Director, Finance Director and Chief Operating Officer of the
Advisers.
  Director of Lloyd George Management (B.V.I.) Limited.
Address: 3808 One Exchange Square, Central, Hong Kong

JAMES L. O'CONNOR (52), Vice President of the Portfolio and Treasurer Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary on June 23, 1997.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (40), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Hayes, Reamer and Thorndike, are members of the Special Committee of the Board of Trustees of the Trust and Messrs. Hayes, Dwight and Reamer are members of the Special Committee of the Board of Trustees of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, the Adviser or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance, the Adviser and its affiliates.

    Messrs. Treynor and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and Messrs. Hayes, Chen and Dwight are members of the Audit Committee of the Board of Trustees of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.

    Trustees of the Portfolio (except Mr. Chen) that are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) For the fiscal year ending August 31, 1998, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the fiscal year ended August 31, 1997, received the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                              ESTIMATED         ESTIMATED
                                              AGGREGATE         AGGREGATE        TOTAL COMPENSATION
                                             COMPENSATION      COMPENSATION        FROM TRUST AND
NAME                                        FROM TRUST(2)     FROM PORTFOLIO        FUND COMPLEX
----                                        -------------     --------------     ------------------
Hon. Edward K.Y. Chen ...................        $ --             $5,000              $ 23,300
Donald R. Dwight ........................          8                  80               145,000(3)
Samuel L. Hayes, III ....................          8                  80               152,500(4)
Norton H. Reamer ........................          8                  80               145,000
John L. Thorndike .......................          8                  80               147,500(5)
Jack L. Treynor .........................          8                  80               150,000

----------
(1) As of January 1, 1998, the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.

(2) The Trust consisted of 6 Funds as of December 31, 1997. (3) Includes $45,000 of deferred compensation. (4) Includes $28,750 of deferred compensation. (5) Includes $82,384 of deferred compensation.

    The Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited, which is ultimately controlled by the Hon. Robert J.D. Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the Adviser. Mr. Hawkes is a Trustee and officer of the Trust and an officer of the Fund's sponsor and manager. Mr. Hayes is a Trustee of the Trust.

                   MANAGEMENT OF THE FUND AND THE PORTFOLIO


    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged Lloyd George Investment Management (Bermuda) Limited (the "Adviser") as its investment adviser.

THE ADVISER

    As investment adviser to the Portfolio, the Adviser manages the Portfolio's investments, subject to the supervision of the Board of Trustees of the Portfolio. The Adviser is also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." Under the investment advisory agreement, the Adviser is entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

                                                                                         ANNUAL
     CATEGORY        AVERAGE DAILY NET ASSETS                                          ASSET RATE
         1           less than $500 million .....................................         0.75%
         2           $500 million but less than $1 billion ......................         0.70
         3           $1 billion but less than $1.5 billion ......................         0.65
         4           $1.5 billion but less than $2 billion ......................         0.60
         5           $2 billion but less than $3 billion ........................         0.55
         6           $3 billion and over ........................................         0.50


    For the investment advisory fees that the Portfolio paid to the Adviser, see Appendix A.

    Eaton Vance is among the oldest mutual funds organizations in the country. As an experienced mutual fund provider, Eaton Vance has contributed to making the securities market more widely accessible to investors. Eaton Vance equity funds provide a way to take advantage of the potentially higher returns of individual stocks. Eaton Vance has a staff of more than 25 investment professionals specializing in security analysis and equity management.


    The Eaton Vance investment process stresses intensive fundamental research. Portfolios are built on a stock-by-stock basis and the process includes visits to companies under consideration. The process also focuses on well-managed companies with the following characteristics: strong underlying value or franchise; solid earnings growth; steady cash flow, strong balance sheet; innovative products or services; potential for sustained growth; seasoned, creative management; or ability to survive variable market conditions.

    By investing in diversified portfolios and employing prudent and professional management, Eaton Vance mutual funds can provide attractive return, while exposing shareholders to less risk than if they were to build investment portfolios on their own. Eaton Vance employs rigorous buy and sell disciplines. For instance, purchases are made with an eye to both relative and absolute growth rates and price/earning ratios, and sales are made when a stock is fully valued, fundamentals deteriorate, management fails to execute its strategy, or more attractive alternatives are available.


    LGM specializes in providing investment management services with respect to equity securities of companies trading in Asian securities markets, and also those of emerging markets. LGM currently manages portfolios for both private clients and institutional investors seeking long-term capital growth and has advised Eaton Vance's international equity funds since 1992. LGM's core investment team consists of fourteen experienced investment professionals who have worked together over a number of years successfully managing client portfolios in non-U.S. stock markets. The team has a unique knowledge of, and experience with, Asian and emerging markets. LGM analysts cover Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbia. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the Adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM.


    The Adviser and LGM have adopted a conservative management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, the Adviser and LGM maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

    The directors of the Adviser are the Honourable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Scobie Dickinson Ward, Pamela Chan, Adaline Mang-Yee Ko, Peter Bubenzer and Judith Collis. The Hon. Robert J.D. Lloyd George is Chairman and Chief Executive Officer of the Adviser and Mr. Kerr is Chief Operating Officer of the Adviser. The business address of the first six individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda.

    Mr. Lloyd George was born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. In 1983 Mr. Lloyd George launched and managed the Henderson Japan Special Situations Trust. Prior to that he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund.

    Eaton Vance and the Adviser follow a common investment philosophy, striving to identify companies with outstanding management and earnings growth potential by following a disciplined management style, adhering to the most rigorous international standards of fundamental security analysis, placing heavy emphasis on research, visiting every company owned, and closely monitoring political and economic developments.


    Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore. The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    The Portfolio's investment advisory agreement with the Adviser remains in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the Adviser may render services to others. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser, the Adviser shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.


MANAGER, SPONSOR AND ADMINISTRATOR


    See "Management of the Fund and the Portfolio" in the Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:


                                                                                         ANNUAL
     CATEGORY        AVERAGE DAILY NET ASSETS                                          ASSET RATE
         1           less than $500 million .....................................       0.25%
         2           $500 million but less than $1 billion ......................       0.23333
         3           $1 billion but less than $1.5 billion ......................       0.21667
         4           $1.5 billion but less than $2 billion ......................       0.20
         5           $2 billion but less than $3 billion ........................       0.18333
         6           $3 billion and over ........................................       0.16667


    For the administration and management fees the Portfolio and the Fund paid to Eaton Vance see Appendix A.

    Eaton Vance's management contract with the Fund and administration agreement with the Portfolio will each remain in effect from year to year for so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust or the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Trustees, including the noninterested Trustees, of the Trust or the Portfolio which is a party thereto at meetings held on February 21, 1996 of the Trust and the Portfolio.


    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Eaton Vance under the management contract or the administration agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation, custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records, expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund or the Portfolio will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.


    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Hawkes is chairman and Mr. Gardner is vice chairman. Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes and Rowland and Alan R. Dynner, Thomas E. Faust, Jr., William
M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of December 31, 1997, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Roland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker each owned 8%. Messrs. Gardner, Hawkes and Dynner, who are officers and/or Trustees of the Trust, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Burt, Murphy, O'Connor, Tittmann and Woodbury and Ms. Sanders, are officers of the Trust and/or the Portfolio, and are also members of the Eaton Vance, BMR and EV organizations.

    Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns approximately 21% of the Class A shares issued by the parent of the Adviser. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN


    IBT acts as custodian for the Trust and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.


    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to: (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount.


    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.


                 SERVICES FOR ACCUMULATION -- CLASS A SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Intended Quantity Investment -- Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE


    The Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. All other securities are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees of the Portfolio.

    Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as the percentage equal to a fraction
(i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and (iv) the deduction of any CDSC at the end of the period.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including any other investment companies. In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate- term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks. Information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

    -- cost associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.


                                    TAXES


    Each series of the Trust is treated as a separate entity for accounting and tax purposes. The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its ordinary income and net income in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses) generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards and (ii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    Certain foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and foreign currency related options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss or, in the case of certain contracts relating to foreign currency, as ordinary income or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles", which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities, and other changes in the short-term or long-term characterization of capital gains and losses, the effect of which may be to change the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's ability to qualify as a RIC or avoid imposition of a tax on the Fund.


    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to dividends and distributions actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax- exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of
(i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing the income it is required to distribute.


    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to- market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.


    Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.


    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.


    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS, as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may arise if: (i) the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, (generally 180 days or more); or (iii) the shareholder fails to provide any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor.

    CLASS A SHARES. Class A shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Principal Underwriter acts as principal in selling Class A shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    CLASS B SHARES. Under the Distribution Agreement, the Principal Underwriter acts as principal in selling Class B shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, each Class B makes payments to the Principal Underwriter pursuant to a Distribution Plan as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

                              DISTRIBUTION PLANS

                                CLASS A SHARES

    As described in the Prospectus, in addition to the fees and expenses described herein, the Trust on behalf of its Class A shares finances distribution activities and bears expenses associated with the distribution of shares and the provision of certain personal and account maintenance services to shareholders pursuant to a distribution plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act.

    The Plan remains in effect from year to year provided such continuance is approved at least annually by a vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding Class A shares of the Fund. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the affected shareholders of Class A shares and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan is intended to compensate the Principal Underwriter for its distribution services to the Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of Class A shares. The quarterly service fee paid by the Class A shares under the Plan is intended to compensate the Principal Underwriter for its personal and account maintenance services and for the payment by the Principal Underwriter of service fees to Authorized Firms.

                                CLASS B SHARES

    The Trust has adopted a Distribution Plan (the "Plan") on behalf of its Class B shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). The purpose of the Plan, is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B shares.

    The Plan provides that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The amount payable to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Class and will accordingly reduce the Class's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of a Class's net assets on such day. The level of a Class's net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by the Portfolio, the expenses of the Class, Fund and the Portfolio accrued and allocated to the Fund and Class on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce a Class's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter less all amounts theretofore paid or payable to the Principal Underwriter by the Adviser in consideration of the former's distribution efforts, will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plan. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    Currently, payments of sales commissions and distribution fees and of service fees may equal, 1% of a Class' average daily net assets per annum. For actual payments made by the Fund and the outstanding uncovered distribution charges of the Principal Underwriter, see Appendix B. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fees payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan, from the Adviser in consideration of the distribution efforts and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing Class B shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class B shareholders.


                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by the Adviser.


    The Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Adviser for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see Appendix A.


                              OTHER INFORMATION


    The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation. The Fund established multiple classes of shares on September 1, 1997. Class A is the successor to the operations of a separate series of the Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholder. (The Declaration also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liabilities exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.


    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS

                    EV MARATHON ASIAN SMALL COMPANIES FUND

                     STATEMENT OF ASSETS AND LIABILITIES

                               AUGUST 31, 1997

ASSETS:
    Investment in Asian Small Companies Portfolio, at cost and value    $    10
    Deferred organization expenses (Note 2) .........................    28,500
                                                                        -------
        Total assets ................................................   $28,510

LIABILITIES:
    Accrued organization expenses ...................................    28,500
                                                                        -------
    Net assets (applicable to 1 share of beneficial interest issued
      and outstanding) ..............................................   $    10
                                                                        =======
    Net asset value and offering price per share ....................   $    10
                                                                        =======

NOTES:

(1) Eaton Vance Growth Trust, a Massachusetts business trust (the Trust), established and designated the EV Marathon Asian Small Companies Fund (the
    Fund) as a separate series on March 1, 1996. The Fund has been inactive since that date, except for matters relating to the Fund's establishment, the designation and the registration under the Securities Act of 1933 of the Fund's shares of beneficial interest (Shares), the sale of one Share (Initial Share) of the Fund to Eaton Vance Management, and the investment of the proceeds of such Initial Share in Asian Small Companies Portfolio (the Portfolio). The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio.

(2) Organization expenses are being deferred and will be amortized on a straight line basis over a period not to exceed five years, commencing on the effective date of the Fund's initial offering of its shares. The amount paid by the Fund on any withdrawal by the holders of the Initial Share of any of the respective initial interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial interests withdrawn to the initial interests then outstanding.

                         INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of EV Marathon Asian Small Companies Fund:

    We have audited the accompanying statement of assets and liabilities of EV Marathon Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of EV Marathon Asian Small Companies Fund as of August 31, 1997, in conformity with generally accepted accounting principles.

                                              Deloitte & Touche LLP

Boston, Massachusetts
December 15, 1997

                       ASIAN SMALL COMPANIES PORTFOLIO

                     STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1997


ASSETS:
    Cash ..........................................................    $100,030
    Deferred organization expenses ................................       7,000
                                                                       --------
        Total assets ..............................................    $107,030

LIABILITIES:
    Accrued organization expenses .................................       7,000
                                                                       --------
NET ASSETS ........................................................    $100,030
                                                                       ========

NOTES:

(1) Organization expenses are being deferred and will be amortized on a straight-line basis over a period not to exceed five years, commencing on the effective date of the Portfolio's initial offering of its interests. The amount paid by the Portfolio on any withdrawal by the holders of the Initial Interests of any of the respective Initial Interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the Initial Interests withdrawn to the Initial Interests then outstanding.

(2) At 4:00 p.m., New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of
    (1) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.


(3) Asian Small Companies Portfolio (the "Portfolio") was organized as a New York Trust on January 19, 1996 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management, $10 to Boston Management & Research, $10 to EV Marathon Asian Small Companies Fund, and $10 to EV Traditional Asian Small Companies Fund (the "Initial Interests").

                         INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of Asian Small Companies Portfolio:


    We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (a New York Trust) as of August 31, 1997. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.


    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


    In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 1997, in conformity with generally accepted accounting principles.


                                              Deloitte & Touche LLP


Boston, Massachusetts
December 15, 1997

                          APPENDIX A: CLASS B SHARES

                              FEES AND EXPENSES


ADVISER
    No fees paid to date.

MANAGER AND ADMINISTRATOR
    No fees paid to date.

DISTRIBUTION PLAN
    The Fund has not paid any distribution fees to the Principal Underwriter to date. The Fund expects to begin accruing for its service fee payments one year after the commencement of operations.


PRINCIPAL UNDERWRITER
    No fees paid to date.


BROKERAGE
    No fees to date.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of December 1, 1997, Eaton Vance owned one Class A and one Class B share of the Fund, being the only shares of the Fund outstanding on such date. Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC.

                      APPENDIX B: ASIAN REGION COUNTRIES

The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees makes no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it. No representation is made that any correlation will exist between the economies or stock markets of Asian Region countries and the Fund's performance.


                                  AUSTRALIA

    The Commonwealth of Australia comprises an area of about 2,773,000 square miles -- almost the same as that of the United States, excluding Alaska. In June 1992. Australia's population was estimated to be 17 million people.

    The Commonwealth of Australia was formed as a federal union in 1901, when six British colonies of New South Wales, Victoria, Queensland, South Australia and Tasmania were united as states in a "Federal Commonwealth" under the authority of the Commonwealth of Australia Constitution Act enacted by the British Parliament.

    Prior to World War II, the Australian economy was highly dependent on the rural sector. The 1950s and 1960 saw strong growth in the economy and diversification through developments in the mining sector. There have been some significant structural changes in the past 20 years, with the tertiary and mining sectors growing strongly. The rural sector now accounts for approximately 4% of Gross Domestic Product ("GDP"), 6% of employment and 23% of exports by value. The mining sector accounts for approximately 8% of GDP and 1% of employment. Exports of mining commodities (including basic metal products) account for approximately 42% of exports by value. The tertiary sector accounts for approximately 71% of GDP, approximately 78% of employment and around 20% of exports by value.


    As of September 30, 1997, the total market capitalization of Australian listed equities was U.S. $322 billion, which ranks behind Japan, Hong Kong and Taiwan in Asia.


                          PEOPLE'S REPUBLIC OF CHINA

    China is the world's third largest country occupying a region of 9.6 million square kilometers.China is the world's most populous nation, consisting of more than one-fifth of the human race. The estimated population is approximately 1.3 billion.

    In 1949, the Communist Party established the People's Republic of China. The Communist government engaged in numerous campaigns to industrialize the country with various programs. The failure of the Communist Party to achieve substantive economic reform eventually led to political domination by the army. In the 1970's, the Chinese government, which had remained isolated from the world, opened its doors by encouraging foreign investment and expertise inside its borders.


    In 1989, a growing dissatisfaction with the Communist government led to anti-government student protests culminating in what is known as the Tiananmen Square incident. The government's use of the military to suppress a peaceful demonstration resulted in world-wide criticism. However, recent developments in China have been encouraging. The death of Deng Xiaoping did not trigger any social unrest and restructuring of state-owned enterprises had been the main theme of the 15th Party Congress held in 1997. Leadership under Jiang Zemin remains committed to the implementation of economic reforms. Investment in China still entails significant political risk of nationalization or expropriation.


    Over the past decade, China has achieved annual growth in real gross domestic product (GDP) averaging in excess of 10%. GDP in 1995 had increased to over 4 times the GDP in 1980 in real terms.

    The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GDP in 1980 to approximately 50% in 1991, continues to constitute the bulk of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day to day operations in both agricultural and industrial enterprises. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.


    In 1990, industry accounted for 45.8% of China's National Income. In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry. Considerable industrial growth has come from industrial enterprises in rural townships which are engaged in the processing and assembly of consumer goods. These operations are concentrated in southern China, where a major light industrial base has developed. Industrial output has grown rapidly and is increasingly important to the Chinese economy. China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as micro-electronics and telecommunications. However, many enterprises have a huge staff burden which must be relieved to increase the competitiveness of the enterprises. To avoid social unrest caused by the increase in unemployment rate, there is so far no easy solution.

    Inflation, which was a problem in early 1990s, has been under control. Inflation rate rocketed to 24% in 1994 and then dropped to 17.1%, 8.3% in 1995, 1996 respectively. Estimate for 1997 is currently at 3.5%. The control achieved over inflation is the result of austerity measures implemented by the government during 1994, 1995 and early 1996. The soft landing of economy in 1996 has paved a better way for future economic developments.

    Textiles and garments together form the single largest export category, representing about one quarter of total export values. China's trade balance has fluctuated over the last five years. In 1996, China's foreign trade yielded a surplus of U.S. $12.23 billion. Hong Kong is one of the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.

    China has traditionally adopted a policy of self-reliance when financing development; overseas borrowings have been minimal. The country has remained a conservative borrower but, since the early 1980s, has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing. The primary sources of foreign capital for China include: International Monetary Fund and World Bank loans and credits; government low interest loans and credits; and commercial loans and credits.

    There is centralized control and unified management of foreign exchange in China. The renminbi has been devalued progressively in the past decade, depreciating by almost 70% against the U.S. dollar between 1981 and 1990. However, it has been stabilized at the 1994 level for the past 3 years.

    There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. "B" shares are offered exclusively for investment by foreign investors, and their total market capitalization in December 1996 was over $23 billion. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. At the local level, however, many cities and provinces have promulgated securities rules and regulations. In fact, it is becoming common for state-owned enterprises to go for an overseas listing, for example by a listing of H Shares in Hong Kong, or through Red Chips securities in The Stock Exchange of Hong Kong.


                                  HONG KONG


    As a trade entrepot and finance center, Hong Kong's viability has been inexorably linked to mainland China since the establishment of the Colony in 1841. Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, imports from China amounted to $69.8 billion, exports and re-exports to $57.9 billion. In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ about 3 million workers. There also has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of pver 75 million. To sustain the growth of the Guangdong economy, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011.

    In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations. The Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997. This integration process directly affects the value of Hong Kong investments.


    In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1995 contributed 81.7% of GDP.


    The Stock Exchange of Hong Kong Ltd. ("HKSE"), commenced trading on April 2, 1986. The HKSE, with a total market capitalization as of October, 1997 of approximately H.K. $329.6 billion (approximately U.S. $426 billion), is now the second largest stock market in Asia, measured by market capitalization, behind only that of Japan. As of that date, 575 companies and 1,595 securities were listed on the Hong Kong Stock Exchange.


    There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

                                    INDIA

    India is the seventh largest country in the world, covering an area of approximately 3,300,000 square kilometers. The Indian population is comprised of diverse religious and linguistic groups. Despite this diversity, India is the world's largest democracy and has had one of the more stable political systems among the world's developing nations. However, periodic sectarian conflict among India's religious and linguistic groups could adversely affect Indian businesses, temporarily close stock exchanges or other institutions, or undermine or distract from government efforts to liberalize the Indian economy.

    India became independent from the United Kingdom in 1947. Since 1991, the government of Prime Minister Narasimha Rao has introduced far-reaching measures with the goal of reducing government intervention in the economy, strengthening India's industrial base, expanding exports and increasing economic efficiency. Elections in May 1996 could result in a change of government and reversal of policies.


    In India, Foreign Institutional Investors ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the counter exchange of India) subject to the conditions specified in the Guidelines for Direct Foreign Investment by FIIs in India, (the "Guidelines") published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Adviser is a registered FII and the inclusion of the Portfolio in the Adviser's registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIS, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 30% of the issued share capital of any one company. Only registered FIIS and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

    India currently imposes no withholding tax on interest and dividends. Withholding tax of 10% is currently imposed on gains from sales of shares held one year or more and 30% on gains from sales of shares held less than one year. The withholding rate on gains from sales of deb securities is currently 10% if the securities have been held three years or more and 30% if the securities have been held less than three years. (Rates are higher for non-FII transactions.) Investment through a Republic of Mauritius entity may be made to reduce taxes, but there can be no assurance of its success.


                                  INDONESIA

    There have been only two rulers of Indonesia since independence was gained from the Dutch in 1948 -- Sukarno and Suharto. However, independence and the 1965 revolution were unusually violent episodes in the life of any country. The stability which Indonesia has enjoyed during the past twenty-five years under Suharto should, therefore, be placed against this background.

    The question of monarchical or presidential succession remains perhaps the major political risk confronted by the foreign investor as so many aspects of the business life of the country relate directly to Suharto or his immediate family. The role of the army in Indonesia is a great deal more clear cut. There have been no attempted military coups since 1966. The army remains wholly in support of Suharto.

    The huge Indonesian archipelago will have, by the year 2000, a population of over 200 million. Fundamentalism is on the rise, as also in Malaysia, and politicians with fundamentalist Islamic beliefs and supporters are likely to take a more active role. However, the social question, which one cannot ignore, concerns the role of the minority and non-Muslim peoples in Indonesia, in particular the Chinese community in Java. Although the total Chinese population is less than 5 million, or around 3 percent of the total, 80 percent of the commerce and much of the capital wealth remains in the hands of this small but tight-knit Chinese community.


    Indonesia began the 1980s principally as an oil exporter. During the 1970s it had a high rate of inflation but also a very rapid economic growth on the back of the oil boom. The fall in oil prices in the early 1980s, which became precipitate in the spring of 1986, therefore, forced a review of their priorities. Reducing inflation, diversifying the economy away from oil and maintaining a stable growth in the economy were selected as the main objectives. Inflation was brought from 20 percent, at the beginning of the decade, to around 6 percent in 1989-90. Economic growth, having fallen to 2.5 percent in 1985 regained the level of 7.4 percent by 1990 and averaged at around 6% thereafter. The rupiah, which had undergone a 30 percent once-and- for-all evaluation in the autumn of 1985, had stabilized on a "crawling peg" system with an annual devaluation of around 5 percent until 1997 when it suffered in the Asian currency turmoil. The trade surplus continued at a healthy US $5 billion. The path of the Indonesian economy will depend as much on the development of low wage manufacturing and the inflow of foreign capital, on the liberalization of the banking system and the capital market, as on the price of basic commodities the social and political stability.


                                    JAPAN

    The Japanese archipelago stretches for 1,300 miles in the western Pacific Ocean. The total area of all the islands is about equal to the size of California. Only one third of the land is suitable for agriculture, housing, industry, and commerce.

    Japan has a population of about 125 million people, roughly half that of the United States and twice that of England or Germany. Life expectancy is the highest in the world. The literacy rate in Japan approaches 100%. The high level of education, combined with the Confucian work ethic, has created a motivated work force which boasts a very high savings rate.

    Japan is evolving into a post-industrial society and economy as we approach the 21st century. Japan's postwar growth was phenomenal. By 1970, Japan's Gross National Product (GNP) had surpassed those of the United Kingdom and the former Soviet Union. The Japanese economy is now the second largest in the world; its per capita GNP is the highest among large industrial countries.

    During the era of high economic growth in the 1960s and early 1970s, Japanese expansion focused on the development of heavy industries such as steel, shipbuilding, and chemicals. In the 1970s, Japan's industrial structure shifted toward assembly industries with a strong emphasis on exports. In that decade, Japan became a major producer and exporter of automobiles and consumer electronics. In the 1980s, Japan gradually stepped toward a post-industrial society. This evolution had been characterized by an increased reliance on services, a per capita income which is the highest in the world, rapidly changing lifestyles influenced by the younger generation, a greater dependence on domestic markets, a comparative advantage in high technology, and active participation in the high-growth economies of East Asia, including China.

    Japan has had low inflation in recent years. In the past 10 years, the rate of inflation has ranged between 2% and 3% per year, making it one of the lowest rates in the world. This remarkable achievement was made possible by gains in productivity, which exceeded wage increases, and by a strong yen, which reduced imported raw material costs.


    Japan's stock exchanges comprise over 25% of the world's equity market. Like other stock markets, the Japanese stock market can be volatile. For example, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), increased by over 500% during the ten-year period ended December 31, 1989, reaching its high of 2884.80 on December 18, 1989, and it has declined by 59% since that time, falling to 1177.52 on November 14, 1997. This decline has had an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies and other financial institutions. This in turn has contributed to the recent weakness in Japan's economy. A continuation or recurrence of a Japanese stock market decline could have an adverse impact throughout Japan's economy.


                                    KOREA


    Political volatility has characterized the history of South Korea (referred to as Korea throughout this section) during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline has been characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese.

    Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. However, series of economic problems have flooded Korea in 1996 and 1997. Korea Won and stocks have seriously weakened in 1997. These have forced Korea to accept International Monetary Fund's rescue package which comes in with measures intended to put the economy in better order.


                                   MALAYSIA

    The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population respectively. Since the 1969 anti-Chinese riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the bumiputra (or the sons of the soil), which is the dominant Malay majority. The success of this New Economic Policy is unquestioned and has given a great deal of legitimacy to the continued run of the United Malay National Organisation (UMNO) under its successive prime ministers and most recently under Dr. Mahathir Mohammed who has now held power for more than a decade. This economic success has also done much to defuse the threat from the Islamic fundamentalists who have tended to get co-opted into the ruling party. The Chinese community has also done well in economic terms although the political disunity in the Malay Chinese Association
(MCA) has left them somewhat leaderless in the political sphere.


    Malaysia has a kingship which is shared on a five-year revolving basis among the sultans of the various states of the federation. Malaysia's relations with its neighbours are good. Singapore, remains the largest investor in the country. Malaysia, along with Singapore, experienced a sharp recession in 1985-6 owing to an excessive tight monetary policy in both countries. Since 1987 Malaysia has, however, returned to the path of high growth and low inflation. The change in recent years has also been accompanied by an accelerated shift into manufacturing and away from the old dependence on the plantation sector. This manufacturing growth has been led by investment from Japan and Taiwan and notable national projects such as the Proton car. Malaysia is attempting to move up market into the new product areas such as electronics, car assembly and consumer goods. It has a literate and trainable workforce.


    As manufactured goods assume a larger importance in the composition of exports compared with crude oil, rubber and palm oil, Malaysia's trade position should gradually become steadier. For an investor, Malaysia remains vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets.

                                   PAKISTAN

    Pakistan is the world's ninth most populous country. The population is currently estimated at approximately 130 million, with an annual population growth rate of 3.0%. Pakistan was created in 1947 in response to the demands of Indian Muslims for an independent homeland, by the partition from British India of two Muslim majority areas. In 1971, a civil war in East Pakistan culminated in independence for East Pakistan (now Bangladesh). Over the past 45 years, Pakistan and India have gone to war two times and intermittent border exchanges occur at times. In particular, relations with India remain unfriendly over the disputed territory of Kashmir, with its majority Muslim population.

    Pakistan has a federal parliamentary system in which its provinces enjoy considerable autonomy. The military has been, and continues to be, an important factor in Pakistani government and politics and the civilian government continues to rely on the support of the army. Ethnic unrest and troubled relations with India are also continuing problems. Violence and political unrest made Pakistan a less attractive destination in 1995.

    The government of Pakistan has been heavily involved in the economy through ownership of financial and industrial enterprises, investment policies and incentives and taxation programs established in the five-year economic plans. Recent governments, however, have announced various liberalization measures including banking reforms and a number of measures designed to encourage the private sector. The government has also embarked on a major privatization program and, as of July 1994, a large number of public sector entities have been offered for sale.

    In Pakistan, the Portfolio may invest in the shares of issuers listed on any of the stock exchanges in the country provided that the purchase price as certified by a local stock exchange broker is paid in foreign exchange transferred into Pakistan through a commercial bank and in the case of an off-exchange sale of listed shares, that the sale price is not less than the price quoted on any of the local stock exchanges on the date of the sale. In addition, the issuer's shares held by the Portfolio must be registered with the State Bank of Pakistan for purposes of repatriation of income, gains and initial capital. The Portfolio may also invest in the shares of unlisted and closely-held manufacturing companies provided that the sale price is certified by a Pakistani chartered accountant to be not less than the break-up value of the shares and is paid in foreign exchange transferred into Pakistan through a commercial bank. If local procedures are complied with, income, gains, and initial capital are freely repatriable after payment of any applicable Pakistani withholding taxes.

    Pakistan currently imposes a withholding tax on dividends at a rate of 10% and on interest at a rate of 43%. Under current law, the withholding rate on interest is to be reduced by three percentage points per year through 1998. There is currently no withholding tax on capital gains from listed shares. This exemption will expire in June 1998. As regards the shares of unlisted and closely held manufacturing companies, withholding tax on capital gains is currently imposed at a rate of 43%, reduced to 27 1/2% (or 25% for small amounts) if the shares are held for 12 months or more.

    The Federal Shariat Court, a constitutionally established body which has exclusive jurisdiction to determine whether any law in Pakistan violates the principals of Islam (the official State religion), ruled in November 1991 that a number of legal provisions in Pakistan violated Islamic principles relating to Riba (an Islamic term generally accepted as being analogous to interest) and instructed the government of Pakistan to conform these provisions to Islamic principles. It is believed that strict conformity with the ruling of the Shariat Court would substantially disrupt a variety of commercial relationships in Pakistan involving the payment of interest, although the extent and nature of any such disruption on the Pakistani economy, or any segment thereof (other than the banking system), is uncertain. The ruling of the Shariat Court has been appealed and will have no effect until the Shariat Appellate Bench of the Supreme Court of Pakistan renders a decision on the appeal. A hearing on the appeal was held in November 1993 but, in early 1994 at the request of the government of Pakistan, the appeal is still continuing. In addition, pursuant to the Enforcement of Shariat Act, 1991 (the "Shariat Act"), the government of Pakistan has appointed a commission to recommend steps to be taken to introduce suitable alternatives by which an economic system in Pakistan conforming to Islamic principles could be established. This commission may be in a position to propose a pragmatic approach to the requirements of the Constitution and the Shariat Act with a view to avoiding any substantial disruption to the economy of Pakistan. There can be no assurance, however, that the commission will propose such an approach or that implementation of the steps recommended by the commission or the effect of the ultimate decision of the courts in Pakistan on this issue will not adversely affect the economy in Pakistan.

                               THE PHILIPPINES


    The question most investors raise is whether the Philippines is capable of responsible government and economic planning which would give it a GNP growth rate approaching that of its Asian tiger neighbours. Many observers dismiss this prospect out of hand citing the endemic problems of corruption, political in-fighting and the lack of Confucian work ethic present in North Asia. However, there is no doubt that the Philippines possesses enormous natural advantages and it would be wrong to generalize about the whole archipelago of 7,000 islands from the political life of Manila alone. The island of Cebu, for example, has seen a successful economic transformation in the past twenty years. Manufacturing investment has grown and has begun to replace agriculture as a principal source of employment. The Philippines has a very high rate of literacy and the work ethic cannot be doubted by anyone who has employed Filipino domestic workers overseas. Their earnings are an important source of remittance back to the Philippines each year. The Filipino population in the United States is now the largest Asian ethnic group in that country approaching 2 million, mainly in California. Both natural resources, and an intelligent, hardworking population favour the country. Unfortunately, the political system has never been able to maintain the long-term stability for its promise to be fulfilled.


                                  SINGAPORE

    "The silent success", in the words of a Singapore government minister, of this region is based on a high literacy rate and a well-educated and trainable workforce. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. Singapore is the de facto financial centre of the Association of South East Asian Nations (ASEAN) region. Singapore is a small Chinese island surrounded by a sea of Muslims. Singapore is aiming its investment at Johore in Malaysia and Batam Island in Indonesia. This is the so-called growth triangle.


    One aspect of political risk is the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990, he continues to wield a large influence and power behind the scenes. His son, Lee Hsien Loong may not take up the post of Prime Minister in the near future. In any case, the question of dynastic succession in a parliamentary democracy, even within a limited Confucian Chinese democracy, is, to say the least, a questionable one. Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the People's Action Party or the Prime Minister himself, has also aroused criticism both at home and internationally.

    The Singapore economy has been characterized by the highest degree of government involvement and intervention outside of the socialist world. Nevertheless, the growth rate has been quite impressive, averaging around 7 percent, except during the 1985-6 recession, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3 percent for the past decade. Being a small island state it is very sensitive to developments in its two main neighbours, Indonesia and Malaysia, with their large commodity-based economies. Thus, Singapore runs a regular trade deficit of around US $6 billion per annum. Singapore's foreign reserves held by the Monetary Authority of Singapore (MAS) and the Government Investment Corporation of Singapore (GICS) are estimated to be in excess of US $70 billion.


                                  SRI LANKA

    Sri Lanka, historically known as Ceylon, is an island about 65,000 square kilometers, situated off the southeast coast of India. It has a relatively well-educated population, with nearly 25% of the 17 million Sri Lankans speaking English and a literacy rate (in Sinhalese and Tamil) of nearly 90%.

    A former British colony, Ceylon became an independent Commonwealth in 1948 and became the Democratic Socialist Republic of Sri Lanka in 1972. Sri Lanka is governed by a popularly elected President and unicameral Parliament.

    Insurrection and political violence among Sri Lanka's ethnic groups including terrorist actions by the Tamil Tigers, a separatist organization, have in the past disrupted Sri Lanka's government and economy. The current government has accorded top priority for settling the ethnic conflict with the Tamils in the north and has initiated peace talks with the LTTE. Nevertheless, armed conflict was increasing in early 1996. Although Sri Lanka's government is currently fairly stable, there can be no assurance that such stability will continue.

    The Sri Lankan government recently has reviewed and revised laws, regulations and procedures to promote a competitive business environment, remove distortions and reduce unnecessary government regulation. The government has liberalized trade and encourages private ownership including foreign investment. Laws pertaining to tax, labor standards, customs and environmental norms have been designed to attract more investment. There are now few exchange controls, a fairly stable currency and many incentives for private investors. With guidance from the World Bank, IMF and U.S. advisers, government enterprises area being privatized, financial services liberalized, manufacturing for exports encouraged, a stock exchange formed and foreign investment actively sought. About 80% of the land in Sri Lanka is still owned by the government including most tea, rubber and coconut plantations. The government did privatize the management of these estates recently, however.

    Sri Lanka's economy is primarily agricultural, but the manufacturing and service sectors have grown greatly in the past decade, partly in response to the Sri Lankan government's efforts to diversify and liberalize its economy. In 1991, gross foreign exchange earnings from apparel exports exceeded earnings from the entire agricultural sector (tea, rubber and coconut) for the first time.

    The financial system is reasonably sophisticated and basic legislation for private corporations is in place. Commercial banks are the principal source of finance. However, the increase in net government borrowing (because of budget deficits) has reduced credit to the private sector. Inflation, which was about 21% in 1990, has come down to approximately 10-11% but remains a concern.

    Sri Lanka is actively working to improve its basic infrastructure. A $500 million expansion of the telecommunications network has begun. The Colombo Container Port - the 25th busiest in the world - is expected to increase its capacity soon, and new dry dock services are under construction.

    In Sri Lanka, the Portfolio may invest in the shares of exchange-listed issuers, subject to certain limitations for specific sectors of the economy. Sri Lanka imposes 15% withholding tax on dividends and interest but does not impose withholding tax on capital gains of listed shares. Unlisted shares are subject to a maximum capital gains tax of 35%.

                                    TAIWAN


    The basic geopolitical fact about Taiwan is that it sits under the shadow of mainland China and under the threat of reunification, whether peaceful or by military means. Taiwan is dependent on its close relationship with the United States and its very successful diplomacy and public relations campaign which, ever since Madame Chiang Kai-Shek's days in the 1940s has sustained a high level of sympathy in Washington for the Nationalist regime. Taiwan also has close relations with Israel, with whom it has had military as well as trade links. Taiwan remains a free capitalist enclave with some very successful entrepreneurial and export-oriented companies. The government's role in the economy is relatively small.

    Nevertheless, economic integration between the Chinese communities of China and Taiwan has increased in recent years. China has low labor costs, inexpensive land, natural resources and less rigid environmental rules. Taiwan has capital, technology and trained entrepreneurs. Over 30 percent of Taiwan's trade is with mainland China and the total investment from Taiwan to China may approach US $5 billion or even US $10 billion. A shortage of skilled labour, the high cost of labour and the relatively strong New Taiwan dollar, has impelled many Taiwanese businesspeople to shift their production to Thailand, the Philippines, and Malaysia as well as China. Taiwan has over US $80 billion of foreign exchange reserves. However, Chinese military exercises in 1996 suggest that there could be a renewed cold war across the Taiwan Straits, a cut off of business and cultural links, and a potential military conflict.

    Between 1960 and 1994, Taiwan's GNP grew from less than $2 billion to over $240 billion. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. The Taiwan Stock Exchange Corp. is viewed as a highly priced and highly volatile securities market.

    Taiwan has a purely Chinese culture and way of life which affects the legal and commercial systems. Legal contracts or agreements may not be enforceable. Even more than in China, Taiwan depends on the personal contact and trust between the two individuals involved.


                                   THAILAND

    Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. The monarchy plays a key role in maintaining the country's political stability and independence. Nevertheless, since the absolute monarchy was ended in 1932 there have been twenty-one coup d'etats, of which twelve have been successful. Thailand in the 1990s may remain democratic but the King and the army will continue to play a role.

    Thailand has a free and independent peasant population which has, on the whole, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. On the other hand again, Thailand's extraordinary economic growth in the 1980s (averaging 10 percent per annum) has put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the north east provinces (an estimated per capital income would be perhaps US $2,500 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. Buddhism must also be counted as a major factor of political stability.


    Thailand's economy has been among the fastest growing in the world during the past decade. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan. There has been a large shift away from agriculture towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and moves of populations.

    It is surprising, considering the very high rate of economic growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 7 percent. The boom in early 1990s has resulted in over-valued currency, real estates and problems in the banking sector. These have finally hurt the economy of Thailand in 1997 and as a result International Monetary Fund's rescue have been requested.

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds     21st

                 Century

--------------------------------------------------------------------------------
Eaton Vance
Asian Small Companies Fund




STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1998








--------------------------------------------------------------------------------


Sponsor and Manager of Eaton Vance Asian Small Companies Fund
Administrator of Asian Small Companies Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110


Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street,
Boston, MA 02110 (800) 225-6265


Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116


Transfer Agent
First Data Investor Services Group, P.O. Box 5123,
Westborough, MA 01581-5123 (800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                           ACSAI

                                    PART B


        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION
                                                      January 1, 1998


                    EATON VANCE GREATER CHINA GROWTH FUND

                              24 Federal Street
                         Boston, Massachusetts 02110

                                (800) 225-6265


    This Statement of Additional Information provides general information about Eaton Vance Greater China Growth Fund (the "Fund") and Greater China Growth Portfolio (the "Portfolio"). This Statement of Additional Information


is sometimes referred to herein as the "SAI".

                              TABLE OF CONTENTS
                                    PART I


Additional Information about Investment Policies ......................      1
Investment Restrictions ...............................................      4
Trustees and Officers .................................................      6
Management of the Fund and the Portfolio ..............................      9
Custodian .............................................................     12
Services for Accumulation -- Class A Shares ...........................     12
Service for Withdrawal ................................................     13
Determination of Net Asset Value ......................................     13
Investment Performance ................................................     14
Taxes .................................................................     15
Principal Underwriter .................................................     17
Distribution Plans ....................................................     18
Portfolio Security Transactions .......................................     20
Other Information .....................................................     22
Independent Certified Public Accountants ..............................     23
Financial Statements ..................................................     23
Appendix A -- Class A Shares ..........................................    a-1
Appendix B -- Class B Shares ..........................................    b-1
Appendix C -- Class C Shares ..........................................    c-1
Appendix D -- China Region Countries ..................................    d-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Fund and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

FOREIGN CURRENCY TRANSACTIONS. The value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    Currency swaps require maintenance of a segregated account as described under "Asset Coverage Requirements" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisers.

    The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous days settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code, limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes."


ASSET COVERAGE REQUIREMENTS. Transactions involving reverse repurchase agreements, currency swaps, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash or liquid securities (such as readily marketable securities and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligation of a swap will be covered.) The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio. The Portfolio does not intend to purchase any options if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested. The Portfolio may enter into futures contracts (and options thereon) traded on a foreign exchange, only if the Adviser determines that trading on such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States CFTC-regulated exchanges.

    To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

REPURCHASE AGREEMENTS. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.


REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.


PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. Short-term trading may be advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. High portfolio turnover may also result in the realization of substantial net short-term capital gains. For the fiscal years ended August 31, 1997 and 1996, the portfolio turnover rates of the Portfolio were 48% and 42%, respectively.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to market value of the securities loaned, which will be marked to market daily. Cash equivalents include short-term municipal obligations as well as taxable certificates of deposit, commercial paper and other short-term money market instruments. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or holding of their consent on a material matter affecting the investment. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses including finders fees.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental and as such cannot be changed without the approval by the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of }a{ 67% or more of the outstanding voting securities of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or }b{ more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) issue senior securities (as defined in the Investment Company Act of 1940 and rules thereunder) or borrow money, except that the Fund or the Portfolio may borrow:

      }i{ from banks to purchase or carry securities, commodities, commodities contracts or other investments;

      (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value; or

      (iii) by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund's or Portfolio's total assets, including all borrowings then outstanding, is equal to at least 300% of the aggregate amount of borrowings then outstanding. Any such borrowings may be secured or unsecured. The Portfolio or the Fund may issue securities (including senior securities) appropriate to evidence such indebtedness, including reverse repurchase agreements.

    (2) Pledge its assets, except that the Portfolio or the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction (1) above; for the purpose of this restriction the deposit of assets in a segregated account with the Portfolio's or the Fund's custodian, as the case may be, in connection with any of the Portfolio's or the Fund's respective investment transactions is not considered to be a pledge.

    (3) Purchase securities on margin (but the Portfolio or the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

    (4) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio or the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without the payment of any additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    (5) Purchase securities issued by any other open-end investment company or investment portfolio, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and except as otherwise permitted by the Investment Company Act of 1940.

    (6) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio or the Trust or is a member, officer, director or trustee of any investment adviser of the Portfolio or the Fund, if after the purchase of the securities of such issuer by the Portfolio or the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value); provided, however, that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and having any officers, directors, trustees or security holders who are officers or Trustees of the Trust.

    (7) Underwrite securities issued by other persons, except insofar as the Fund or the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security, and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.

    (8) Make loans to other persons, except by }a{ the acquisition of money market instruments, debt securities and other obligations in which the Portfolio or the Fund is authorized to invest in accordance with their respective investment objective and policies, }b{ entering into repurchase agreements and }c{ lending their respective portfolio securities.

    (9) Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets and as a result of such purchase }a{ more than 5% of the total assets of the Portfolio or the Fund, as the case may be (taken at current value), would be invested in the securities of such issuer, or }b{ the Fund or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in, and may acquire up to 100% of the outstanding voting securities of either the Portfolio or any other registered investment company having substantially the same investment objectives as the Fund.

    (10) Purchase any security if, as a result of such purchase, 25% or more of the total assets of the Portfolio or the Fund, as the case may be (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.

    (11) Invest for the purpose of gaining control of a company's management.

    (12) Purchase or sell real estate, although the Fund or the Portfolio may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate and real estate that is acquired as the result of the ownership of securities.

    (13) Purchase or sell physical commodities (other than currency) or contracts for the purchase or sale of physical commodities (other than currency).

    (14) Buy investment securities from or sell them to any of the respective officers or Trustees of the Trust or the Portfolio, the Portfolio's investment adviser or the Fund's principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms and that this restriction does not apply to the Fund's investments in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.

    (15) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    For the purpose of investment restrictions (1), (2) and (3), the arrangements (including escrow, margin and collateral arrangements) made by the Portfolio or the Fund with respect to their respective transactions in all types of options, futures contracts, options on futures contracts, forward contracts, currencies, and commodities and options thereon shall not be considered to be }i{ a borrowing of money or the issuance of securities (including senior securities) by the Portfolio or the Fund, as the case may be, (ii) a pledge of its assets or (iii) the purchase of a security on margin.


    For as long as a feeder fund of the Portfolio has registered shares in Hong Kong, the Portfolio may not }i{ invest more than 10% of its net assets in the securities of any one issuer or, purchase more than 10% of any class of security of any one issuer, provided, however, up to 30% of the Portfolio's net asset value may be invested in Government and public securities of the same issue; and the Portfolio may invest all of its assets in Government and other public securities in at least six different issues, (ii) invest more than 15% of net assets in securities which are not listed or quoted on any stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which such securities are regularly traded (a "Market"), (iii) invest more than 15% of net assets in warrants and options for non-hedging purposes, (iv) write call options on Portfolio investments exceeding 25% of its total net asset value in terms of exercise price, }v{ enter into futures contracts on an unhedged basis where the net total aggregate value of contract prices, whether payable by or to the Portfolio under all outstanding futures contracts, together with the aggregate value of holdings under (vi) below exceeds 20% of the net total asset value of the Portfolio, (vi) invest in physical commodities (including gold, silver, platinum or other bullion) and commodity based investments (other than shares in companies engaged in producing, processing or trading in commodities) which value together with the net aggregate value of the holdings described in }v{ above, exceeds 20% of the Portfolio's net asset value, (vii) purchase shares of other investment companies exceeding 10% of net assets. In addition, the investment objective of any scheme in which any Portfolio invests must not be to invest in investments prohibited by this undertaking and where the scheme's investment objective is to invest primarily in investments which are restricted by this undertaking, such holdings must not be in contravention of the relevant limitation, (viii) borrow more than 25% of its net assets (provided that for the purposes of this paragraph, back to back loans are not to be categorized as borrowings), (ix) write uncovered options, }x{ invest in real estate (including options, rights or interests therein but excluding shares in real estate companies), (xi) assume, guarantee, endorse or otherwise become directly or contingently liable for, or in connection with, any obligation or indebtedness of any person in respect of borrowed money without the prior written consent of the custodian of the Portfolio, (xii) engage in short sales involving a liability to deliver securities exceeding 10% of its net assets provided that any security which a Portfolio does sell short must be actively traded on a market, (xiii) subject to paragraph }v{ above, purchase an investment with unlimited liability or (xiv) purchase any nil or partly-paid securities unless any call thereon could be met in full out of cash or near cash held by it in the amount of which has not already been taken into account for the purposes of (ix) above.

    The Fund and the Portfolio have adopted the following investment policies which may be changed without shareholder or investor approval. As a matter of nonfundamental policy the Fund and the Portfolio may not: }a{ invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; }b{ purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Portfolio's or the Fund's net assets; this policy does not apply to or restrict warrants acquired by the Portfolio or the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value; or }c{ purchase any securities if at the time of such purchase, permitted borrowings under investment restriction (1) above exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, or any subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Nevertheless, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with its policy of investing at least 65% of total assets in equity securities of China growth companies and not investing more than 15% of net assets in illiquid securities. Moreover, the Fund and the Portfolio must always be in compliance with its borrowing policy set forth above.


    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; underwrite securities issued by other persons; or make loans to other persons.

                            TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance, of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), of Eaton Vance's parent, Eaton Vance Corp. ("EVC"), and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. The business address of the Advisers is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act by virtue of their affiliation with the Advisers, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


JAMES B. HAWKES (56), President of the Trust, Vice President of the Portfolio and Trustee*
Chairman, President and Chief Executive Officer of Eaton Vance, BMR, EVC and
  EV, and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR. Director of Lloyd George Management (B.V.I.) Limited.

HON. ROBERT LLOYD GEORGE (45), President of the Portfolio and Trustee of the Portfolio*
Chairman and Chief Executive Officer of LGM. Chairman and Chief Executive
  Officer of the Advisers.
Address: 3808 One Exchange Square, Central, Hong Kong

EDWARD K.Y. CHEN (52), Trustee of the Portfolio
President of Lingnan College in Hong Kong. Professor and Director of Centre of
  Asian Studies at the University of Hong Kong from 1979-1995. Director of First Pacific Company and Asia Satellite Telecommunications Holdings Ltd., and a Board Member of the Mass Transit Railway Corporation. Member of the Executive Council of the Hong Kong Government from 1992-1997 and Chairman of the Consumer Council from 1991-1997.
Address: President's Office, Lingnan College, Tuen Mun, Hong Kong


DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134


NORTON H. REAMER (62), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee of the Trust
Former Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee of the Trust
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO


WILLIAM D. BURT (59), Vice President of the Trust
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 19, 1995.


M. DOZIER GARDNER (64), Vice President of the Trust
Vice Chairman of Eaton Vance, BMR, EVC and EV, and Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


BARCLAY TITTMANN (65), Vice President of the Trust
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 19, 1995.


SCOBIE DICKINSON WARD (31), Vice President, Assistant Secretary and Assistant Treasurer of the Portfolio
Director of LGM and Chief Investment Officer of the Advisers.
Address: 3808 One Exchange Square, Central, Hong Kong

WILLIAM WALTER RALEIGH KERR (47), Vice President and Assistant Treasurer of the Portfolio Director, Finance Director and Chief Operating Officer of the Advisers. Director of LGM.
Address: 3808 One Exchange Square, Central, Hong Kong

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary of the Trust and the Portfolio on June 23, 1997.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (40), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust and the Portfolio on June 19, 1995.


    Messrs. Hayes, Reamer and Thorndike, are members of the Special Committee of the Board of Trustees of the Trust and Messrs. Hayes, Dwight and Reamer, are members of the Special Committee of the Board of Trustees of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning }i{ all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, the Advisers or their affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and Messrs. Hayes, Chen and Dwight are members of the Audit Committee of the Board of Trustees of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.


    Trustees of the Portfolio (except Mr. Chen) that are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended August 31, 1997, the noninterested Trustees of the Trust and the Portfolio received the following compensation in their capacities as Trustees from the Trust, the Portfolio and the funds in the Eaton Vance fund complex(1):

                            AGGREGATE        AGGREGATE       TOTAL COMPENSATION
                           COMPENSATION     COMPENSATION       FROM TRUST AND
NAME                      FROM TRUST(2)    FROM PORTFOLIO       FUND COMPLEX
----                      -------------    --------------       ------------
Hon. Edward K.Y. Chen ....    $ --             $5,000            $ 23,300
Donald R. Dwight .........     2,600            4,075(3)          145,000(6)
Samuel L. Hayes, III .....     2,378            4,136(4)          152,500(7)
Norton H. Reamer .........     2,355            3,971(5)          145,000
John L. Thorndike ........     2,439             --  (5)          147,500(8)
Jack L. Treynor ..........     2,625             --               150,000

----------
(1) As of January 1, 1998 the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.
(2) The Trust consisted of 14 Funds as of August 31, 1997.
(3) Includes $853 of deferred compensation.
(4) Includes $332 of deferred compensation.
(5) Includes $0 of deferred compensation.
(6) Includes $45,000 of deferred compensation.
(7) Includes $28,750 of deferred compensation.
(8) Includes $82,384 of deferred compensation.


                   MANAGEMENT OF THE FUND AND THE PORTFOLIO

    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged Lloyd George Management (Hong Kong) Limited ("LGM-HK") as its investment adviser. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate, Lloyd George Investment Management (Bermuda) Limited ("LGIM-B"), LGIM-B, acting under the general supervision of the Portfolio's Board of Trustees, is responsible for managing the Portfolio's investments. LGM-HK supervises LGIM-B's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. LGM-HK and LGIM-B are both referred to separately as an Adviser or together as the Advisers.

THE ADVISER

    LGIM-B is responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." Under the investment advisory agreement, LGM-HK is entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

                                                                        ANNUAL
 CATEGORY      AVERAGE DAILY NET ASSETS                               ASSET RATE
 --------      ------------------------                               ----------

     1         less than $500 million ..........................         0.75%
     2         $500 million but less than $1 billion ...........         0.70
     3         $1 billion but less than $1.5 billion ...........         0.65
     4         $1.5 billion but less than $2 billion ...........         0.60
     5         $2 billion but less than $3 billion .............         0.55
     6         $3 billion and over .............................         0.50

    Since January 1, 1996, LGM-HK pays to LGIM-B the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK.


    As of August 31, 1997, the Portfolio had net assets of $537,781,878. For the fiscal years ended August 31, 1997, 1996, and 1995, LGM-HK earned advisory fees of $3,890,037, $4,211,398 and $4,763,655, respectively, (equivalent to 0.75%,
0.74% and 0.74%, respectively, of the Portfolio's average daily net assets for each such year).


    Eaton Vance is among the oldest mutual funds organizations in the country. As an experienced mutual fund provider, Eaton Vance has contributed to making the securities market more widely accessible to investors. Eaton Vance equity funds provide a way to take advantage of the potentially higher returns of individual stocks. Eaton Vance has a staff of more than 25 investment professionals specializing in security analysis and equity management.

    The Eaton Vance investment process stresses intensive fundamental research. Portfolios are built on a stock-by-stock basis and the process includes visits to companies under consideration. The process also focuses on well-managed companies with the following characteristics: strong underlying value or franchise; solid earnings growth; steady cash flow, strong balance sheet; innovative products or services; potential for sustained growth; seasoned, creative management; or ability to survive variable market conditions.

    By investing in diversified portfolios and employing prudent and professional management, Eaton Vance mutual funds can provide attractive return, while exposing shareholders to less risk than if they were to build investment portfolios on their own. Eaton Vance employs rigorous buy and sell disciplines. For instance, purchases are made with an eye to both relative and absolute growth rates and price/earning ratios, and sales are made when a stock is fully valued, fundamentals deteriorate, management fails to execute its strategy, or more attractive alternatives are available.


    LGM specializes in providing investment management services with respect to equity securities of companies trading in Asian securities markets, and also those of emerging markets. LGM currently manages portfolios for both private clients and institutional investors seeking long-term capital growth and has advised Eaton Vance's international equity funds since 1992. LGM's core investment team consists of fourteen experienced investment professionals who have worked together over a number of years successfully managing client portfolios in non-U.S. stock markets. The team has a unique knowledge of, and experience with, Asian and emerging markets. LGM analysts cover Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. LGM is ultimately controlled by the Hon. Robert Lloyd George, President of the Portfolio and Chairman and Chief Executive Officer of the Adviser. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM.


    The Advisers and LGM have adopted a conservative management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, the Advisers and LGM maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.


    The directors of LGM-HK are the Honourable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang, Scobie Dickinson Ward, Pamela Chan and Adaline Mang-Yee Ko. The Hon. Robert Lloyd George is Chairman and Chief Executive Officer of each Adviser and Mr. Kerr is Chief Operating Officer of each Adviser. The directors of LGIM-B are the Honorable Robert Lloyd George, William Walter Raleigh Kerr, Scobie Dickinson Ward, M.F. Tang, Pamela Chan, Adaline Mang-Yee Ko, Peter Bubenzer and Judith Collis. The business address of the first six individuals is 3808 One Exchange Square, Central, Hong Kong and of the last two is Cedar House, 41 Cedar Avenue, Hamilton HM 12, Bermuda.


    Mr. Lloyd George was born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. In 1983 Mr. Lloyd George launched and managed the Henderson Japan Special Situations Trust. Prior to that he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund.

    Eaton Vance and the Advisers follow a common investment philosophy, striving to identify companies with outstanding management and earnings growth potential by following a disciplined management style, adhering to the most rigorous international standards of fundamental security analysis, placing heavy emphasis on research, visiting every company owned, and closely monitoring political and economic developments.

    Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore. The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    The Portfolio's investment advisory agreement with LGM-HK remains in effect from year to year for so long as such continuance is approved at least annually }i{ by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the LGM-HK may render services to others. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of LGM-HK, LGM-HK shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.

MANAGER, SPONSOR AND ADMINISTRATOR


    See "Management of the Fund and the Portfolio" in the Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:


                                                                        ANNUAL
 CATEGORY     AVERAGE DAILY NET ASSETS                                ASSET RATE

     1        less than $500 million ...........................       0.25%
     2        $500 million but less than $1 billion ............       0.23333
     3        $1 billion but less than $1.5 billion ............       0.21667
     4        $1.5 billion but less than $2 billion ............       0.20
     5        $2 billion but less than $3 billion ..............       0.18333
     6        $3 billion and over ..............................       0.16667


    As of August 31, 1997, the Portfolio had net assets of $537,781,878. For the fiscal years ended August 31, 1997, 1996 and 1995, Eaton Vance earned administration fees of $1,295,045, $1,404,681 and $1,571,184, respectively, (equivalent to 0.25%, 0.25% and 0.24%, respectively, of the Portfolio's average daily net assets for each such year).


    Eaton Vance's management contract with the Fund and administration agreement with the Portfolio will each remain in effect from year to year for so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust or the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Trustees, including the noninterested Trustees, of the Trust or the Portfolio which is a party thereto at meetings held on September 8, 1992 and on October 8, 1992, respectively, of the Trust and the Portfolio.

    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Eaton Vance under the management contract or the administration agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation, custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records, expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund or the Portfolio will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto, to the extent not covered by insurance.


    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Hawkes is chairman and Mr. Gardner is vice chairman. Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes and Rowland and Alan R. Dynner, Thomas E. Faust, Jr., William
M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of December 31, 1997, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Roland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker each owned 8%. Messrs. Dynner, Gardner and Hawkes, who are officers and/or Trustees of the Trust, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Burt, Murphy, O'Connor, Tittmann and Woodbury and Ms. Sanders, are officers of the Trust and/or the Portfolio, and are also members of the Eaton Vance, BMR and EV organizations.

    Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns approximately 21% of the Class A shares issued by the parent of each Adviser. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN


    IBT acts as custodian for the Trust and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.

    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to: (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount.


    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.


                 SERVICES FOR ACCUMULATION -- CLASS A SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Intended Quantity Investment -- Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account}s{ in the Fund and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased }i{ by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL


    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE

    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. All other securities are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees of the Portfolio.

    Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as the percentage equal to a fraction }i{ the numerator of which is the value of such investor's investment in the Portfolio as of the close of Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day. The Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes }i{ that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment, and (iv) the deduction of any CDSC at the end of the period. For information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies. In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and materials furnished to present and prospective investors.


    Information used in advertisements and materials furnished to present or prospective shareholders may include descriptions of the economies of China and countries in the China region. Such descriptions may include discussions of developments in such economies; statistical information relating China and China region countries, companies located in such countries and the stock markets of such countries; and opinions of the Adviser. Information provided to present and prospective shareholders may also include descriptions of the Adviser's investment experience and the benefits of global investing.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate- term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks. From time to time, information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.


    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

    -- cost associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    Each series of the Trust is treated as a separate entity for accounting and tax purposes. The Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its ordinary income and net income in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund }i{ will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by }i{ any available capital loss carryforwards and (ii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    Certain foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and foreign currency related options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss or, in the case of certain contracts relating to foreign currency, as ordinary income or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles", which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities, and other changes in the short-term or long-term characterization of capital gains and losses, the effect of which may be to change the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's ability to qualify as a RIC or avoid imposition of a tax on the Fund.

    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "IRS") pursuant to which shareholders of the Fund will be required to }i{ include in ordinary gross income (in addition to dividends and distributions actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax- exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of }i{ each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing the income it is required to distribute.

    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to- market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.

    Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS, as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.


    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax convention. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may arise if: }i{ the shareholder is engaged in a trade or business in the United States; (ii) the shareholder is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, (generally 180 days or more); or (iii) the shareholder fails to provide any required certifications regarding its status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.


                            PRINCIPAL UNDERWRITER


    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor. For the amount paid by the Trust to the Principal Underwriter for acting as repurchase agent for Class B shares, see Appendix B.

    CLASS A SHARES. Class A shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by }i{ an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.


    The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.


    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Principal Underwriter acts as principal in selling Class A shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    CLASS B AND CLASS C SHARES. Under the Distribution Agreements, the Principal Underwriter acts as principal in selling Class B and Class C shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, each Class B and Class C makes payments to the Principal Underwriter pursuant to their Distribution Plans as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreements. The Distribution Agreements are renewable annually by the Trust's Board of Trustees (including a majority of their noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plans or the Distribution Agreements), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B and Class C shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

                              DISTRIBUTION PLANS


                                CLASS A SHARES

    As described in the Prospectus, in addition to the fees and expenses described herein, the Trust on behalf of its Class A shares finances distribution activities and bears expenses associated with the distribution of shares and the provision of certain personal and account maintenance services to shareholders pursuant to a distribution plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act.

    The Plan remains in effect from year to year provided such continuance is approved at least annually by a vote of both a majority of }i{ the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding Class A shares of the Fund. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the affected shareholders of Class A shares and the Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan is intended to compensate the Principal Underwriter for its distribution services to the Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of Class A shares. The quarterly service fee paid by the Class A shares under the Plan is intended to compensate the Principal Underwriter for its personal and account maintenance services and for the payment by the Principal Underwriter of service fees to Authorized Firms.

                          CLASS B AND CLASS C SHARES


    The Trust has adopted Distribution Plans (the "Plans") on behalf of its Class B and Class C shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). The purpose of the Plans is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B and Class C shares.


    The Plans provide that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B or Class C shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing }i{ sales commissions equal to 5% of Class B sales and 6.25% of Class C sales of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.


    The amount payable to the Principal Underwriter pursuant to the Plans as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund's respective Class and will accordingly reduce the Class' net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of a Class' net assets on such day. The level of a Class' net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by the Portfolio, the expenses of the Class, Fund and the Portfolio accrued and allocated to the Fund and Class on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce a Class' current net assets in respect of unknown amounts which may become payable under the Plans in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plans provide that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.


    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plans since their inception. Payments theretofore paid or payable under the Plans by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter less all amounts theretofore paid or payable to the Principal Underwriter by the Adviser in consideration of the former's distribution efforts, will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plans. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.


    Currently, payments of sales commissions and distribution fees and of service fees may equal, 1% of a Class' average daily net assets per annum. For actual payments made by the Fund and the outstanding uncovered distribution charges of the Principal Underwriter, see Appendix B. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees for Class C sales and sales commissions for Class B sales at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plans through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fees payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Plans if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plans from the Adviser in consideration of the distribution efforts and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B and Class C shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.


    The Plans continue in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of }i{ the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plans and Distribution Agreements may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plans require quarterly Trustee review of a written report of the amount expended under the Plans and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plans are in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.

    The Trustees of the Trust believe that the Plans will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B and Class C shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plans will compensate the Principal Underwriter for its services and expenses in distributing Class B and Class C shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plans provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plans are expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class B and Class C shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by the Adviser.

    The Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Adviser for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.


    As authorized in Section 28}e{ of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: }i{ consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or
(iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal years ended August 31, 1997, 1996 and 1995, the Portfolio paid brokerage commissions of $2,263,407, $2,802,590 and $2,608,520, respectively, with respect to portfolio transactions. Of this amount, approximately $1,181,469, $2,342,231 and $2,341,272 was paid in respect of portfolio security transactions aggregating approximately $272,549,565, $366,522,257 and $387,659,617, respectively, to firms which provided some Research Services to the Adviser's organization (although many such firms may have been selected in any particular transaction primarily because of their execution capabilities).


                              OTHER INFORMATION


    The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation. The Fund established multiple classes of shares on September 1, 1997. The operations of Class B reflect the operations of the Fund prior to such date. Class A and Class C are the successors to the operations of separate series of the Trust. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholder. (The Declaration also contains provisions limiting the liability of a series or class to that series or class.) Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liabilities exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.


                             FINANCIAL STATEMENTS

    The audited financial statements of and the independent auditors' report for the Fund and the Portfolio appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the Fund's most recent annual report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended August 31, 1997, as previously filed electronically with the Commission (Accession No. 0000950109-97-007188).

                          APPENDIX A: CLASS A SHARES

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in a predecessor fund reorganized September 1, 1997 into Class A shares for the periods shown in the table. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                     VALUE OF $1,000 INVESTMENT
                                                                                 TOTAL RETURN                  TOTAL RETURN
                                                                              EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                             VALUE OF       VALUE OF             SALES CHARGE                  SALES CHARGE
       INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ----------------------------
         PERIOD                DATE         INVESTMENT     ON 8/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
         ------               ------         -------         ------      -------------  -------------  -------------  -------------
Life of the Fund*            10/28/92        $942.51        $1,863.87       97.76%         15.13%         86.39%         13.73%
1 Year Ended
  8/31/97                     8/31/96        $942.74        $1,232.72       30.76%         30.76%         23.27%         23.27%

*Investment operations began on October 28, 1992.

                          APPENDIX B: CLASS B SHARES

                              FEES AND EXPENSES

MANAGER


    As of August 31, 1997, the Fund had net assets of $296,586,481. For the fiscal years ended August 31, 1997, 1996 and 1995, Eaton Vance earned management fees of $722,858, $782,873 and $876,239, respectively (equivalent to 0.25% of the Fund's average daily net assets for each such year).


DISTRIBUTION PLAN


    During the fiscal year ended August 31, 1997, the Principal Underwriter paid to Authorized Firms sales commissions of $467,392 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,168,574 and the Principal Underwriter received approximately $1,703,000 in CDSCs imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced uncovered distribution charges under the Plan. As at August 31, 1997, the outstanding uncovered distribution charges of the Principal Underwriter calculated under the Plan amounted to approximately $6,284,000. During the fiscal year ended August 31, 1997, the Fund made service fee payments to the Principal Underwriter and Authorized Firms aggregating $669,127, of which $661,638 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER


    For the fiscal year ended August 31, 1997, the Fund paid the Principal Underwriter $19,195.00 for repurchase transactions handled by the Principal Underwriter.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class B shares for the periods shown in the table. The total return for Class B prior to December 28, 1993 reflects the total return of another investment company that invested in the Portfolio adjusted to reflect the Class B sales charge. This total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the performance would be lower. Past performance is not indicative of future results. Investment return and principal vaue will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

                                                    VALUE OF A $1,000 INVESTMENT

                                            VALUE OF          VALUE OF
                                           INVESTMENT        INVESTMENT
                                             BEFORE            AFTER            TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                          DEDUCTING THE    DEDUCTING THE        DEDUCTING THE CDSC           DEDUCTING THE CDSC
 INVESTMENT   INVESTMENT    AMOUNT OF         CDSC              CDSC        --------------------------    -------------------------
   PERIOD        DATE       INVESTMENT     ON 8/31/97        ON 8/31/97       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
   ------        ----       ----------     ----------        ----------       ----------    ----------    ----------    ----------
Life of the
Fund*          10/28/92       $1,000        $1,962.28        $1,942.28          96.23%        14.94%        94.23%        14.70%
1 Year Ended
8/31/97         8/31/96       $1,000        $1,301.48        $1,251.48          30.15%        30.15%        25.15%        25.15%

*Predecessor Fund commenced operations December 28, 1993.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at December 1, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 1, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 30.3% of the outstanding Class B shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding Class B shares as of such date.

                          APPENDIX C: CLASS C SHARES

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class C shares for the periods shown in the table. Total return for Class C prior to June 7, 1993 reflects the total return of another investment company that invested in the Portfolio adjusted to reflect the Class C sales charge. This total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, performance would be lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


                                                    VALUE OF A $1,000 INVESTMENT


                                         VALUE OF INVEST-  VALUE OF INVEST-
                                          MENT BEFORE DE-   MENT AFTER DE-       TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                           DUCTING THE      DUCTING THE          DEDUCTING THE CDSC          DEDUCTING THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF        CDSC             CDSC        --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 8/31/97       ON 8/31/97      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund*         10/28/92      $1,000        $1,919.38        $1,919.38        91.94%        14.42%        91.94%        14.42%
1 Year
Ended
8/31/97            8/31/96      $1,000        $1,296.69        $1,286.69        29.67%        29.67%        28.67%        28.67%

*Predecessor Fund commenced operations June 7, 1993.


                      APPENDIX D: CHINA REGION COUNTRIES

The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees make no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it. No representation is made that any correlation will exist between the economies or stock markets of China Region countries and the Fund's performance.


                          PEOPLE'S REPUBLIC OF CHINA

    China is the world's third largest country occupying a region of 9.6 million square kilometers.China is the world's most populous nation, consisting of more than one-fifth of the human race. The estimated population is approximately 1.3 billion.

    In 1949, the Communist Party established the People's Republic of China. The Communist government engaged in numerous campaigns to industrialize the country with various programs. The failure of the Communist Party to achieve substantive economic reform eventually led to political domination by the army. In the 1970's, the Chinese government, which had remained isolated from the world, opened its doors by encouraging foreign investment and expertise inside its borders.


    In 1989, a growing dissatisfaction with the Communist government led to anti-government student protests culminating in what is known as the Tiananmen Square incident. The government's use of the military to suppress a peaceful demonstration resulted in world-wide criticism. However, recent developments in China have been encouraging. The death of Deng Xiaoping did not trigger any social unrest and restructuring of state-owned enterprises had been the main theme of the 15th Party Congress held in 1997. Leadership under Jiang Zemin remains committed to the implementation of economic reforms. Investment in China still entails significant political risk of nationalization or expropriation.


    Over the past decade, China has achieved annual growth in real gross domestic product (GDP) averaging in excess of 10%. GDP in 1995 had increased to over 4 times the GDP in 1980 in real terms.

    The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GDP in 1980 to approximately 50% in 1991, continues to constitute the bulk of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day to day operations in both agricultural and industrial enterprises. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.


    In 1990, industry accounted for 45.8% of China's National Income. In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry. Considerable industrial growth has come from industrial enterprises in rural townships which are engaged in the processing and assembly of consumer goods. These operations are concentrated in southern China, where a major light industrial base has developed. Industrial output has grown rapidly and is increasingly important to the Chinese economy. China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as micro-electronics and telecommunications. However, many enterprises have a huge staff burden which must be relieved to increase the competitiveness of the enterprises. To avoid social unrest caused by the increase in unemployment rate, there is so far no easy solution.

    Inflation, which was a problem in early 1990s, has been under control. Inflation rate rocketed to 24% in 1994 and then dropped to 17.1%, 8.3% in 1995, 1996 respectively. Estimate for 1997 is currently at 3.5%. The control achieved over inflation is the result of austerity measures implemented by the government during 1994, 1995 and early 1996. The soft landing of economy in 1996 has paved a better way for future economic developments.

    Textiles and garments together form the single largest export category, representing about one quarter of total export values. China's trade balance has fluctuated over the last five years. In 1996, China's foreign trade yielded a surplus of U.S. $12.23 billion. Hong Kong is one of the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.

    China has traditionally adopted a policy of self-reliance when financing development; overseas borrowings have been minimal. The country has remained a conservative borrower but, since the early 1980s, has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing. The primary sources of foreign capital for China include: International Monetary Fund and World Bank loans and credits; government low interest loans and credits; and commercial loans and credits.

    There is centralized control and unified management of foreign exchange in China. The renminbi has been devalued progressively in the past decade, depreciating by almost 70% against the U.S. dollar between 1981 and 1990. However, it has been stabilized at the 1994 level for the past 3 years.

    There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. "B" shares are offered exclusively for investment by foreign investors, and their total market capitalization in December 1996 was over $3 billion. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. At the local level, however, many cities and provinces have promulgated securities rules and regulations. In fact, it is becoming common for state-owned enterprises to go for an overseas listing, for example by a listing of H Shares in Hong Kong, or through Red Chips securities in The Stock Exchange of Hong Kong.


                                  HONG KONG


    As a trade entrepot and finance center, Hong Kong's viability has been inexorably linked to mainland China since the establishment of the Colony in 1841. Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, imports from China amounted to $69.8 billion, exports and re-exports to $57.9 billion. In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ about 3 million workers. There also has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of over 75 million. To sustain the growth of the Guangdong economy, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011.

    In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations. The Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997. This integration process directly affects the value of Hong Kong investments.


    In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1995 contributed 81.7% of GDP.


    The Stock Exchange of Hong Kong Ltd. ("HKSE"), commenced trading on April 2, 1986. The HKSE, with a total market capitalization as of October, 1997 of approximately H.K. $329.6 billion (approximately U.S. $426 billion), is now the second largest stock market in Asia, measured by market capitalization, behind only that of Japan. As of that date, 658 companies and 1,595 securities were listed on the Hong Kong Stock Exchange.


    There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

                                    TAIWAN

    The basic geopolitical fact about Taiwan is that it sits under the shadow of mainland China and under the threat of reunification, whether peaceful or by military means. Taiwan is dependent on its close relationship with the United States and its very successful diplomacy and public relations campaign which, ever since Madame Chiang Kai-Shek's days in the 1940s has sustained a high level of sympathy in Washington for the Nationalist regime. Taiwan also has close relations with Israel, with whom it has had military as well as trade links. Taiwan remains a free capitalist enclave with some very successful entrepreneurial and export-oriented companies. The government's role in the economy is relatively small.


    Nevertheless, economic integration between the Chinese communities of China and Taiwan has increased in recent years. China has low labor costs, inexpensive land, natural resources and less rigid environmental rules. Taiwan has capital, technology and trained entrepreneurs. Over 30 percent of Taiwan's trade is with mainland China and the total investment from Taiwan to China may approach US $5 billion or even US $10 billion. A shortage of skilled labour, the high cost of labour and the relatively strong New Taiwan dollar, has impelled many Taiwanese businesspeople to shift their production to Thailand, the Philippines, and Malaysia as well as China. Taiwan has over US $80 billion of foreign exchange reserves. However, Chinese military exercises in 1996 suggest that there could be a renewed cold war across the Taiwan Straits, a cut off of business and cultural links, and a potential military conflict.

    Between 1960 and 1994, Taiwan's GNP grew from less than $2 billion to over $240 billion. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. The Taiwan Stock Exchange Corp. is viewed as a highly priced and highly volatile securities market.

    Taiwan has a purely Chinese culture and way of life which affects the legal and commercial systems. Legal contracts or agreements may not be enforceable. Even more than in China, Taiwan depends on the personal contact and trust between the two individuals involved.

                                    KOREA

    Political volatility has characterized the history of South Korea (referred to as Korea throughout this section) during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline has been characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese.

    Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. However, series of economic problems have flooded Korea in 1996 and 1997. Korea Won and stocks have seriously weakened in 1997. These have forced Korea to accept International Monetary Fund's rescue package which comes in with measures intended to put the economy in better order.


                                   THAILAND

    Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. The monarchy plays a key role in maintaining the country's political stability and independence. Nevertheless, since the absolute monarchy was ended in 1932 there have been twenty-one coup d'etats, of which twelve have been successful. Thailand in the 1990s may remain democratic but the King and the army will continue to play a role.

    Thailand has a free and independent peasant population which has, on the whole, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. On the other hand again, Thailand's extraordinary economic growth in the 1980s (averaging 10 percent per annum) has put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the north east provinces (an estimated per capital income would be perhaps US $2,500 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. Buddhism must also be counted as a major factor of political stability.


    Thailand's economy has been among the fastest growing in the world during the past decade. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan. There has been a large shift away from agriculture towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and moves of populations.

    It is surprising, considering the very high rate of economic growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 7 percent. The boom in early 1990s has resulted in over-valued currency, real estates and problems in the banking sector. These have finally hurt the economy of Thailand in 1997 and as a result International Monetary Fund's rescue have been requested.


                                   MALAYSIA

    The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population respectively. Since the 1969 anti-Chinese riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the bumiputra (or the sons of the soil), which is the dominant Malay majority. The success of this New Economic Policy is unquestioned and has given a great deal of legitimacy to the continued run of the United Malay National Organisation (UMNO) under its successive prime ministers and most recently under Dr. Mahathir Mohammed who has now held power for more than a decade. This economic success has also done much to defuse the threat from the Islamic fundamentalists who have tended to get co-opted into the ruling party. The Chinese community has also done well in economic terms although the political disunity in the Malay Chinese Association
(MCA) has left them somewhat leaderless in the political sphere.

    Malaysia has a kingship which is shared on a five-year revolving basis among the sultans of the various states of the federation. Malaysia's relations with its neighbours are good. Singapore, remains the largest investor in the country. Malaysia, along with Singapore, experienced a sharp recession in 1985-6 owing to an excessive tight monetary policy in both countries. Since 1987 Malaysia has, however, returned to the path of high growth and low inflation. The change in recent years has also been accompanied by an accelerated shift into manufacturing and away from the old dependence on the plantation sector. This manufacturing growth has been led by investment from Japan and Taiwan and notable national projects such as the Proton car. Malaysia is attempting to move up market into the new product areas such as electronics, car assembly and consumer goods. It has a literate and trainable workforce.

    As manufactured goods assume a larger importance in the composition of exports compared with crude oil, rubber and palm oil, Malaysia's trade position should gradually become steadier. For an investor, Malaysia remains vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets.

                                  SINGAPORE

    "The silent success", in the words of a Singapore government minister, of this region is based on a high literacy rate and a well-educated and trainable workforce. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. Singapore is the de facto financial centre of the Association of South East Asian Nations (ASEAN) region. Singapore is a small Chinese island surrounded by a sea of Muslims. Singapore is aiming its investment at Johore in Malaysia and Batam Island in Indonesia. This is the so-called growth triangle.


    One aspect of political risk is the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990, he continues to wield a large influence and power behind the scenes. His son, Lee Hsien Loong may not take up the post of Prime Minister in the near future. In any case, the question of dynastic succession in a parliamentary democracy, even within a limited Confucian Chinese democracy, is, to say the least, a questionable one. Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the People's Action Party or the Prime Minister himself, has also aroused criticism both at home and internationally.

    The Singapore economy has been characterized by the highest degree of government involvement and intervention outside of the socialist world. Nevertheless, the growth rate has been quite impressive, averaging around 7 percent, except during the 1985-6 recession, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3 percent for the past decade. Being a small island state it is very sensitive to developments in its two main neighbours, Indonesia and Malaysia, with their large commodity-based economies. Thus, Singapore runs a regular trade deficit of around US $6 billion per annum. Singapore's foreign reserves held by the Monetary Authority of Singapore (MAS) and the Government Investment Corporation of Singapore (GICS) are estimated to be in excess of US $70 billion.


                                  INDONESIA

    There have been only two rulers of Indonesia since independence was gained from the Dutch in 1948 -- Sukarno and Suharto. However, independence and the 1965 revolution were unusually violent episodes in the life of any country. The stability which Indonesia has enjoyed during the past twenty-five years under Suharto should, therefore, be placed against this background.

    The question of monarchical or presidential succession remains perhaps the major political risk confronted by the foreign investor as so many aspects of the business life of the country relate directly to Suharto or his immediate family. The role of the army in Indonesia is a great deal more clear cut. There have been no attempted military coups since 1966. The army remains wholly in support of Suharto.

    The huge Indonesian archipelago will have, by the year 2000, a population of over 200 million. Fundamentalism is on the rise, as also in Malaysia, and politicians with fundamentalist Islamic beliefs and supporters are likely to take a more active role. However, the social question, which one cannot ignore, concerns the role of the minority and non-Muslim peoples in Indonesia, in particular the Chinese community in Java. Although the total Chinese population is less than 5 million, or around 3 percent of the total, 80 percent of the commerce and much of the capital wealth remains in the hands of this small but tight-knit Chinese community.


    Indonesia began the 1980s principally as an oil exporter. During the 1970s it had a high rate of inflation but also a very rapid economic growth on the back of the oil boom. The fall in oil prices in the early 1980s, which became precipitate in the spring of 1986, therefore, forced a review of their priorities. Reducing inflation, diversifying the economy away from oil and maintaining a stable growth in the economy were selected as the main objectives. Inflation was brought from 20 percent, at the beginning of the decade, to around 6 percent in 1989-90. Economic growth, having fallen to 2.5 percent in 1985 regained the level of 7.4 percent by 1990 and averaged at around 6% thereafter. The rupiah, which had undergone a 30 percent once-and- for-all evaluation in the autumn of 1985, had stabilized on a "crawling peg" system with an annual devaluation of around 5 percent until 1997 when it suffered in the Asian currency turmoil. The trade surplus continued at a healthy US $5 billion. The path of the Indonesian economy will depend as much on the development of low wage manufacturing and the inflow of foreign capital, on the liberalization of the banking system and the capital market, as on the price of basic commodities, the social and political stability.


                               THE PHILIPPINES


    The question most investors raise is whether the Philippines is capable of responsible government and economic planning which would give it a GNP growth rate approaching that of its Asian tiger neighbours. Many observers dismiss this prospect out of hand citing the endemic problems of corruption, political in-fighting and the lack of Confucian work ethic present in North Asia. However, there is no doubt that the Philippines possesses enormous natural advantages and it would be wrong to generalize about the whole archipelago of 7,000 islands from the political life of Manila alone. The island of Cebu, for example, has seen a successful economic transformation in the past twenty years. Manufacturing investment has grown and has begun to replace agriculture as a principal source of employment. The Philippines has a very high rate of literacy and the work ethic cannot be doubted by anyone who has employed Filipino domestic workers overseas. Their earnings are an important source of remittance back to the Philippines each year. The Filipino population in the United States is now the largest Asian ethnic group in that country approaching 2 million, mainly in California. Both natural resources, and an intelligent, hardworking population favour the country. Unfortunately, the political system has never been able to maintain the long-term stability for its promise to be fulfilled.

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds      21st

                 Century

--------------------------------------------------------------------------------
Eaton Vance
Greater China Growth Fund






STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1998




--------------------------------------------------------------------------------

Sponsor and Manager of Eaton Vance Greater China Growth Fund
Administrator of Greater China Growth Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Auditors
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                          CGSAI

                                    PART B


        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                       STATEMENT OF
                                                       ADDITIONAL INFORMATION
                                                       January 1, 1998


                           EATON VANCE GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information provides general information about Eaton Vance Growth Fund (the "Fund") and Growth Portfolio (the "Portfolio"). This Statement of Additional Information is sometimes referred to herein as the "SAI."

-------------------------------------------------------------------------------
                              TABLE OF CONTENTS
                                    PART I
                                                                          Page

Additional Information about Investment Policies ......................      1
Investment Restrictions ...............................................      3
Trustees and Officers .................................................      4
Investment Adviser and Administrator ..................................      7
Custodian .............................................................      9
Services for Accumulation -- Class A Shares ...........................      9
Service for Withdrawal ................................................     10
Determination of Net Asset Value ......................................     10
Investment Performance ................................................     11
Taxes .................................................................     12
Principal Underwriter .................................................     13
Service Plan -- Class A Shares ........................................     14
Distribution Plans -- Class B and Class C Shares ......................     15
Portfolio Security Transactions .......................................     16
Other Information .....................................................     18
Independent Accountants ...............................................     19
Financial Statements ..................................................     19
Appendix A: Class A Shares ............................................    a-1
Appendix B: Class B Shares ............................................    b-1
Appendix C: Class C Shares ............................................    c-1

-------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1998, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    This SAI provides information about the Fund and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES FOREIGN

SECURITIES. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Furthermore, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

FOREIGN CURRENCY TRANSACTIONS. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

SPECIAL RISKS ASSOCIATED WITH CURRENCY TRANSACTIONS. Transactions in forward contracts are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission (the "CFTC") or (with the exception of certain foreign currency options) the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. There is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contacts, and the Portfolio may be unable to close out forward contracts entered into until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by an Adviser.

FUTURES CONTRACTS ON STOCK INDICES. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. This loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets. During periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. Certain provisions of the Code limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company ("RIC") for federal income tax purposes.

    To the extent that the Portfolio enters into futures contracts and options thereon traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

ASSET COVERAGE REQUIREMENTS. Transactions using forward contracts, futures contracts and options thereon (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward contracts or futures contracts, or (2) cash or liquid securities (such as readily marketable common stock and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account maintained by the Fund's custodian cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

    The Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if the Investment Adviser determined that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater then the risks associated with trading on CFTC-regulated exchanges.

REPURCHASE AGREEMENTS. The Portfolio may purchase U.S. Government securities and concurrently enter into repurchase agreements with the seller under which the seller agrees to repurchase such securities at the Portfolio's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks. In addition, the Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling bank, the Portfolio will seek to liquidate such collateral. However, the exercise of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.


PORTFOLIO TURNOVER. For the fiscal years ended August 31, 1997 and 1996, the portfolio turnover rates of the Portfolio were 28% and 62%, respectively.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of }a{ 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or }b{ more than 50% of shares of the Fund. Accordingly, the Fund may not:

    (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the total voting securities of such issuer to be held by the Fund or Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

    (4) Underwrite or participate in the marketing of securities of others;

    (5) Make an investment in any one industry if such investment would cause investments in such industry to exceed 25% of the Fund's total assets, at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

    (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (7) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities; or

    (8) Make loans to any person except by }a{ the acquisition of debt securities and making portfolio investments }b{ entering into repurchase agreements or }c{ lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by each Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of a Portfolio.

    The Fund will not issue bonds, debentures or senior equity securities, and this policy will not be changed unless authorized by a vote of the shareholders of the Fund.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or with respect to the Portfolio without approval of the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: }a{ purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); }b{ sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or }c{ invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid.


    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, the Fund and Portfolio must always be in compliance with the borrowing policies set forth above and may not invest more than 15% of net assets in illiquid securities.


                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Investment Adviser, BMR, a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio as defined in the 1940 Act by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk (*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


JAMES B. HAWKES (56), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


DONALD R. DWIGHT (66), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company); Chairman of the Board of Newspapers of New England, Inc. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (62), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163


NORTON H. REAMER (62), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (71), Trustee
Formerly Director of Fiduciary Company Incorporated. Director or Trustee of
  various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (67), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

 M. DOZIER GARDNER (64), Vice President
Vice Chairman of BMR, Eaton Vance, EVC and EV, and Director of EVC and EV.
  Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

WILLIAM D. BURT (59), Vice President
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 19, 1995.

BARCLAY TITTMANN (65), Vice President
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 19, 1995.

THOMAS E. FAUST, JR. (39), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Faust was elected Vice President of the Portfolio on March 18, 1996.

JAMES L. O'CONNOR (52), Treasurer

Vice President of BMR, Eaton Vance, and EV. Officer of various investment companies managed by Eaton Vance or BMR.


ALAN R. DYNNER (57), Secretary
Vice President and Chief Legal Officer of BMR, Eaton Vance, EVC and EV since
  November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Dynner was elected Secretary of the Trust and the Portfolio on June 23, 1997.

JANET E. SANDERS (62), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary on March 27, 1995.

ERIC G. WOODBURY (40), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.


    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning }i{ all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust and of the Portfolio.


    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ended August 31, 1997, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio, and, for the year ended September 30, 1997, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                        AGGREGATE         AGGREGATE        TOTAL COMPENSATION
                       COMPENSATION      COMPENSATION        FROM TRUST AND
NAME                  FROM TRUST(2)     FROM PORTFOLIO        FUND COMPLEX
Donald R. Dwight .....    $2,506            $2,109(3)          $145,000(6)
Samuel L. Hayes, III .     2,302             2,367(4)           153,750(7)
Norton H. Reamer .....     2,274             2,194              145,000
John L. Thorndike ....     2,348             2,316              146,250(8)
Jack L. Treynor ......     2,534             2,378              150,000

----------
(1) As of January 1, 1998 the Eaton Vance fund complex consists of 159 registered investment companies or series thereof.
(2) The Trust consisted of six Funds as of August 31, 1997-----.
(3) Includes $921 of deferred compensation.
(4) Includes $805 of deferred compensation.
(5) Includes $2,299 of deferred compensation.
(6) Includes $45,000 of deferred compensation.
(7) Includes $37,804 of deferred compensation.
(8) Includes $108,549 of deferred compensation.


                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as its investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $20 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Mumbai. Together Eaton Vance and Lloyd George manage over $21 billion in assets. Eaton Vance mutual funds are distributed by the Principal Underwriter both within the United States and offshore.


    The Principal Underwriter believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, }i{ expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, }v{ taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, }x{ expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As of August 31, 1997, the Portfolio had net assets of $179,784,746. For the fiscal years ended August 31, 1997, 1996 and 1995, the Portfolio paid BMR advisory fees of $1,038,600, $897,686 and $786,194, respectively, (equivalent to 0.625% of the
Portfolio's average daily net assets for each such year).


    The Investment Advisory Agreement with BMR remains in effect from year to year for so long as such continuance is approved at least annually }i{ by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

    The Fund pays all of its own expenses including, without limitation, }i{ expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of the Trust's registration under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, }v{ taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, }x{ expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Hawkes is chairman, president and chief executive officer, and Mr. Gardner is vice chairman, of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Gardner, Hawkes, Rowland and, Alan R. Dynner, Thomas E. Faust, Jr., William M. Steul, and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As of December 31, 1997, Messrs. Gardner and Hawkes each owned 24% of such voting trust receipts, Messrs. Rowland and Faust owned 15% and 13%, respectively, and Messrs. Dynner, Steul and Whitaker each owned 8%. Messrs. Hawkes and Dynner are officers or Trustees of the Trust and the Portfolio and are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Burt, Faust, Murphy, O'Connor, Tittmann and Woodbury, and Ms. Sanders are officers of the Trust and/or the Portfolio and all are also members of the BMR, Eaton Vance and EV organizations.

    Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns approximately 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal mining venture investment and management. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN


    IBT acts as custodian for the Trust and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week.


    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission for which it receives a separate fee.

                 SERVICES FOR ACCUMULATION -- CLASS A SHARES

    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    Intended Quantity Investment -- Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    Right of Accumulation -- Cumulative Quantity Discount. The applicable sales charge level for the purchase of Class A Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account}s{ in the Fund and shares of other funds exchangeable for Class A shares and listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For sales charges on quantity purchases, see "How to Buy Shares" in the Prospectus. Shares purchased }i{ by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may require the recognition of taxable gain or loss. Income dividends and capital gain distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE


    The net asset value of the shares of the Portfolio is determined by IBT
(as agent and custodian for the Portfolio) in the manner described under "Valuing Fund Shares" in the Prospectus. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction }i{ the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's share are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.

                            INVESTMENT PERFORMANCE

    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes }i{ that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment, and (iv) the deduction of any CDSC at the end of the period. For information concerning the total return of the Classes of the Fund, see Appendix A, Appendix B and Appendix C.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index and various domestic securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including any other investment companies. In addition, evaluations of the Fund's performance or rankings of mutual funds (which include the Fund) made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. Information, charts and illustrations showing the effect of compounding interest or relating to inflation and taxes (including their effects on the dollar and the return on stocks and other investment vehicles) may also be included in advertisements and material furnished to present and prospective investors.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations reflecting the investment performance or return achieved by various classes and types of investments (e.g., common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks. Information about the portfolio allocation, portfolio turnover and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

    -- costs associated with aging parents;
    -- funding a college education (including its actual and estimated cost); -- health care expenses (including actual and projected expenses);
    -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
    -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or Principal Underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its ordinary income and net income in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. The Fund so qualified for its fiscal year ended August 31, 1997. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund }i{ will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, and at least 98% of the capital gain net income which is the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by }i{ any available capital loss carryforwards and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    Certain foreign exchange gains and losses realized by the Portfolio in connection with investments in foreign securities and forward contracts may be treated as ordinary income and losses under special tax rules. Certain forward contracts of the Portfolio may be required to be "marked to market" (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts generally will be treated as ordinary income or loss. Certain options and futures contracts are also subject to these mark to market rules, except that gains or losses on these contracts, in connection with a marking to market or an actual disposition, will generally be treated as 60% long-term and 40% short-term capital gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities, and other changes in the short-term or long-term characterization of capital gains and losses, the effect of which may be to change the amount, timing and character of the Fund's distributions to shareholders. The Portfolio intends to limit its options and futures transactions and its activities in foreign currency and related forward contracts to the extent necessary to preserve the Fund's ability to qualify as a RIC.

    The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Fund, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, foreign taxes paid by the Portfolio and allocated to the Fund. Certain uses of foreign currency and investments by the Portfolio in the stock of certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC and/or to avoid imposition of a tax on the Fund.

    A portion of distributions made by the Fund which are derived from dividends received by the Portfolio from domestic corporations and allocated to the Fund may qualify for the dividends-received deduction for corporations. The dividends-received deduction for corporate shareholders is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares or increase liability, if any, for the corporate alternative minimum tax.

    Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by the Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are acquired (whether through reinvestment of dividends or otherwise) within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through IRAs or such plans should consult their tax advisers for more information. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges) at a rate of 31%. An individual's TIN is generally his or her social security number.


    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.


                            PRINCIPAL UNDERWRITER


    The Trust has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Trust will exceed the amounts paid therefor. For the amount paid by the Trust to the Principal Underwriter for acting as repurchase agent, see Appendix A.

    CLASS A SHARES. Class A shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Trust reserves the right to suspend or limit the offering of its shares to the public at any time. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus (see "How to Buy Shares"). Such table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by }i{ an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase.


    Subject to the applicable provisions of the 1940 Act, the Trust may issue Class A shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Class. Normally no sales charges will be paid in connection with an exchange of Class A shares for the assets of such investment company. Class A shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Trust, a Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Class A shares may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.


    The Principal Underwriter acts as principal in selling Class A shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Class A shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Class A shares paid to the Principal Underwriter (and Authorized Firms), see Appendix A.

    CLASS B AND CLASS C SHARES. Under the Distribution Agreements, the Principal Underwriter acts as principal in selling Class B and Class C shares. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, each Class B and Class C makes payments to the Principal Underwriter pursuant to their Distribution Plans as described in the Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreements. The Distribution Agreements are renewable annually by the Trust's Board of Trustees (including a majority of their noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plans or the Distribution Agreements), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Class B and Class C shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


                        SERVICE PLAN -- CLASS A SHARES

    The Trust on behalf of its Class A shares has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Prospectus.

    The Plan remains in effect from year to year provided such continuance is approved by a vote of both a majority of }i{ the noninterested Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Plan Trustees or by a vote of a majority of the outstanding Class A shares of the Fund. The Plan has been approved by the Board of Trustees of the Trust, including the Plan Trustees.

    Under the Plan, an officer of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the affected shareholders of Class A shares, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders. For the service fees paid under the Plan, see Appendix A.



               DISTRIBUTION PLANS -- CLASS B AND CLASS C SHARES


    The Trust has adopted Distribution Plans (the "Plans") on behalf of its Class B and Class C shares designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the NASD. The purpose of the Plans is to compensate the Principal Underwriter for its distribution services and facilities provided with respect to Class B and Class C shares.

    The Plans provide that the Fund will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of Class B or Class C shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing }i{ sales commissions equal to 5% of Class B sales and 6.25% of Class C sales of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of uncovered distribution charges (as described below) of the Principal Underwriter.

    The amount payable to the Principal Underwriter pursuant to the Plans as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the respective Class and will accordingly reduce the net assets of the Class upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the net assets of the Class on such day. The level of net assets changes each day and depends upon the amount of sales and redemptions of shares, the changes in the value of the investments held by the Portfolio, the expenses of the Class, the Fund and the Portfolio accrued and allocated to the Fund and Class on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Trust does not accrue possible future payments as a liability of a Class or reduce current net assets in respect of unknown amounts which may become payable under the Plans in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plans provide that the Class will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Trust to the Principal Underwriter whenever there exist uncovered distribution charges.


    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plans since their inception. Payments theretofore paid or payable under the Plans by the Trust to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of shares upon which a CDSC will be imposed, the level and timing of redemptions of shares upon which no CDSC will be imposed (including redemptions of shares pursuant to the exchange privilege which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Class, and changes in the interest rate used in the calculation of the distribution fee under the Plans. Periods with a high level of sales of Class shares accompanied by a low level of early redemptions of Class shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees for Class C sales and sales commissions for Class B sales at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Plans if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing Class B and Class C shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Plans continue in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of }i{ the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plans and Distribution Agreements may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. The Plans require quarterly Trustee review of a written report of the amount expended under the Plans and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as the Plans are in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.

    The Trustees of the Trust believe that the Plans will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its Class B and Class C shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plans will compensate the Principal Underwriter for its services and expenses in distributing Class B shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plans provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plans are expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Class B and Class C shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions of the Portfolio, including the selection of the market and the broker-dealer firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.


    BMR places the security transactions of the Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commision is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and BMR's other clients in part for providing brokerage and research services to BMR. For the fiscal years ended August 31, 1997, 1996 and 1995, the Portfolio paid brokerage commissions of $109,181, $231,498 and $272,785, respectively, on portfolio security transactions, of which approximately $106,933, $203,868 and $221,260, respectively, was paid in respect of portfolio security transactions aggregating approximately $93,456,264, $143,902,804 and $140,204,754, respectively, to firms which provided some Research Services to Eaton Vance, (although many of such firms may have been selected in any particular transaction primarly because of their execution capabilities).


    As authorized in Section 28}e{ of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek to execute Portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: }i{ consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                              OTHER INFORMATION

    The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation. On August 18, 1992, the Trust changed its name from Eaton Vance Growth Fund to Eaton Vance Growth Trust. The Fund was reorganized as Class A shares (formerly EV Traditional Growth Fund), Class B shares (formerly EV Marathon Growth Fund) and Class C shares (formerly EV Classic Growth Fund) of Eaton Vance Growth Fund on September 1, 1997, so information herein prior to such date is for the Fund when it was a separate series of the Trust and before it became a multiple-class fund. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liabilities exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, are the independent accountants for the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS


    The audited financial statements of and the report of independent accountants for the Fund and the Portfolio appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the Fund's annual report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the EV Traditional Growth Fund and Growth Portfolio for the fiscal year ended August 31, 1997, as previously filed with the Commission (Accession No. 0000950109-97-007086).

                          APPENDIX A: CLASS A SHARES

                              FEES AND EXPENSES

SERVICE PLAN


    During the fiscal year ended August 31, 1997, the Fund made service fee payments under the Plan aggregating $155,597, of which $99,791 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


PRINCIPAL UNDERWRITER


    The total sales charges paid in connection with sales of Class A shares during the fiscal years ended August 31, 1997, 1996 and 1995, were $24,331, $17,636 and $24,651, respectively, of which $3,685, $2,826 and $3,924, respectively, was received by the Principal Underwriter. For the fiscal years ended August 31, 1997, 1996 and 1995, Authorized Firms received $20,646, $14,810 and $20,727, respectively, from the total sales charges.

    For the fiscal year ended August 31, 1997, the Fund paid the Principal Underwriter $742.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each repurchase transaction handled by the Principal Underwriter).

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in Class A shares covering the one-, five- and ten-year periods ended August 31, 1997. The "Value of Initial Investment" reflects the deduction of the maximum sales charge of 5.75%. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


                                                    VALUE OF A $1,000 INVESTMENT


                                                                                  TOTAL RETURN                 TOTAL RETURN
                                                                               EXCLUDING MAXIMUM             INCLUDING MAXIMUM
                                              VALUE OF       VALUE OF             SALES CHARGE                 SALES CHARGE
        INVESTMENT           INVESTMENT       INITIAL       INVESTMENT    ----------------------------  ---------------------------
          PERIOD                DATE         INVESTMENT     ON 8/31/97     CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
--------------------------  -------------  --------------  -------------  -------------  -------------  -------------  ------------
10 Years Ended
8/31/97                        8/31/87        $942.50        $2,488.31       164.01%        10.19%         148.83%         9.54%
5 Years Ended
8/31/97                        8/31/92        $942.47        $1,795.69        90.54%        13.76%          79.57%        12.42%
1 Year Ended
8/31/97                        8/31/96        $942.86        $1,254.10        33.01%        33.01%          25.41%        25.41%


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of November 30, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of Class A and of the Fund. To the knowledge of the Trust, no person owned of record or beneficially 5% or more of the Fund's outstanding Class A shares as of such date.

                          APPENDIX B: CLASS B SHARES

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of a predecessor to Class B. Total return prior to September 13, 1994 reflects the total return of Class A, adjusted to reflect the Class B sales charge. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/ or service fees). If such adjustments were made the Class B total return would be lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses.


                                                    VALUE OF A $1,000 INVESTMENT


                                              VALUE OF         VALUE OF
                                             INVESTMENT       INVESTMENT
                                               BEFORE            AFTER          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              DEDUCTING        DEDUCTING         DEDUCTING THE CDSC         DEDUCTING  THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF      THE CDSC         THE CDSC      --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 8/31/97       ON 8/31/97      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
10 Years
Ended
8/31/97           8/31/87       $1,000        $2,575.36        $2,575.36       157.54%         9.92%       157.54%         9.92%
5 Years
Ended
8/31/97           8/31/92       $1,000        $1,858.63        $1,838.63        85.86%        13.20%        83.86%        12.95%
1 Year
Ended
8/31/97           8/31/96       $1,000        $1,311.50        $1,261.50        31.15%        31.15%        26.15%        26.15%


                          APPENDIX C: CLASS C SHARES

                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment in shares of $1,000. Total return for the period prior to September 1, 1997 reflects the total return of a predecessor to Class C. Total return prior to November 7, 1994 reflects the total return of Class A, adjusted to reflect the Class C sales charge. The Class C total return has not been adjusted to reflect certain other expenses (such as distribution and/ or service fees). If such adjustments were made, the Class C total return would be lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Information presented with two asterisks (**) includes the effect of subsidizing expenses.


                                                    VALUE OF A $1,000 INVESTMENT


                                               VALUE OF         VALUE OF
                                              INVESTMENT       INVESTMENT
                                                BEFORE           AFTER          TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                               DEDUCTING       DEDUCTING         DEDUCTING THE CDSC          DEDUCTING THE CDSC
  INVESTMENT     INVESTMENT    AMOUNT OF       THE CDSC         THE CDSC     --------------------------  --------------------------
    PERIOD          DATE       INVESTMENT     ON 8/31/97       ON 8/31/97     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  ------------  ---------------  --------------  ------------  ------------  ------------  ------------
10 Years
Ended
8/31/97           8/31/87        $1,000        $2,446.93       $2,446.93       144.69%         9.36%       144.69%         9.36%
5 Years
Ended
8/31/97           8/31/92        $1,000        $1,766.04       $1,766.04        76.60%        12.05%        76.60%        12.05%
1 Year
Ended
8/31/97           8/31/96        $1,000        $1,286.33       $1,276.33        28.63%        28.63%        27.63%        27.63%

[LOGO]           Investing

EATON VANCE      for the
===========
Mutual Funds      21st

                 Century


-------------------------------------------------------------------------------
Eaton Vance Growth Fund





STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1998





-------------------------------------------------------------------------------

Investment Adviser of Growth Portfolio
Boston Management and Research, 24 Federal Street, Boston, MA 02110

Administrator of Eaton Vance Growth Fund
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

Transfer Agent
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

Independent Accountants
Coopers &Lybrand L.L.P., One Post Office Square, Boston, MA 02109


                                                                         GFPSAI

                                    PART C

                              OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS


  (a) FINANCIAL STATEMENTS*

      INCLUDED IN PART A FOR THE FUNDS LISTED BELOW ARE "FINANCIAL
       HIGHLIGHTS" FROM THE DATE INDICATED TO THE FISCAL YEAR ENDED
       AUGUST 31, 1997:
           Eaton Vance Greater China Growth Fund (start of business June 7,
             1993)
           Eaton Vance Growth Fund (period commencing September 1, 1987) Eaton Vance Information Age Fund (start of business September 18,
            1995)
           Eaton Vance Worldwide Developing Resources Fund (start of business
            October 21, 1987)
           Eaton Vance Worldwide Health Sciences Fund (period commencing
            September 1, 1987)

      INCORPORATED BY REFERENCE INTO PART B ARE THE FINANCIAL STATEMENTS
       CONTAINED IN THE ANNUAL REPORTS FOR THE FUNDS LISTED BELOW, EACH DATED AUGUST 31, 1997 (WHICH WERE PREVIOUSLY FILED ELECTRONICALLY PURSUANT TO
       SECTION 30(b) (2) OF THE INVESTMENT COMPANY ACT OF 1940):


       Eaton Vance Greater China Growth Fund    Eaton Vance Worldwide Developing Resources Fund
         (Accession No. 0000950109-97-007188)     (Accession No. 0000950109-97-007242)
       Eaton Vance Growth Fund                  Eaton Vance Worldwide Health Sciences Fund
         (Accession No. 0000950109-97-007086)     (Accession No. 0000950109-97-007116)
       Eaton Vance Information Age Fund
        (Accession No. 0000950109-97-007088)

*Eaton Vance Greater China Growth Fund was previously known as EV Marathon
 Greater China Growth Fund; Eaton Vance Growth Fund was previously known as EV Traditional Growth Fund; Eaton Vance Information Age Fund was previously known as EV Marathon Information Age Fund; Eaton Vance Worldwide Health Sciences Fund was previously known as EV Traditional Worldwide Health Sciences Fund; Eaton Vance Worldwide Developing Resources Fund was previously known as EV Marathon Worldwide Developing Resources Fund; and Eaton Vance Asian Small Companies Fund was previously known as EV Marathon Asian Small Companies Fund.

      THE FINANCIAL STATEMENTS CONTAINED IN EACH FUND'S ANNUAL REPORT ARE AS
        FOLLOWS:

        Statement of Assets and Liabilities
        Statement of Operations
        Statements of Changes in Net Assets
        Financial Highlights
        Notes to Financial Statements
        Independent Auditors' Report (for Eaton Vance Growth Fund and Eaton
          Vance Worldwide Health Sciences Fund)
        Report of Independent Certified Public Accountants (for Eaton Vance
          Greater China Growth Fund, Eaton Vance Information Age Fund, Eaton Vance Asian Small Companies Fund and Eaton Vance Worldwide Developing Resources Fund)

        ALSO INCORPORATED BY REFERENCE INTO PART B ARE THE FOLLOWING FINANCIAL
          STATEMENTS OF GREATER CHINA GROWTH PORTFOLIO, GROWTH PORTFOLIO, INFORMATION AGE PORTFOLIO, WORLDWIDE DEVELOPING RESOURCES PORTFOLIO AND WORLDWIDE HEALTH SCIENCES PORTFOLIO, WHICH ARE CONTAINED IN THE ANNUAL REPORTS DATED AUGUST 31, 1997 OF THE CORRESPONDING FUNDS:

          THE FINANCIAL STATEMENTS FOR EACH PORTFOLIO CONTAINED IN EACH FUND'S ANNUAL REPORT ARE AS FOLLOWS:

        Portfolio of Investments
        Statement of Assets and Liabilities
        Statement of Operations
        Statement of Changes in Net Assets
        Supplementary Data
        Notes to Financial Statements
        Independent Auditors' Report

        APPEARING IN PART B ARE THE STATEMENT OF ASSETS AND LIABILITIES AND AUDITORS' REPORT FOR EATON VANCE ASIAN SMALL COMPANIES FUND AND ASIAN SMALL COMPANIES PORTFOLIO EACH DATED AUGUST 31, 1997.


  (b) EXHIBITS:

 (1)(a)(1) Declaration of Trust dated May 25, 1989 filed as Exhibit (1)(a) to Post-Effective Amendment No. 59 and incorporated herein by reference.

    (b) Amendment to the Declaration of Trust dated August 18, 1992 filed as Exhibit (1)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.

    (c) Amendment to the Declaration of Trust dated June 23, 1997 filed as Exhibit 1(c) to Post-Effective Amendment No. 68 and incorporated herein by reference.

 (2)(a) By-Laws filed as Exhibit (2)(a) to Post-Effective Amendment No. 59 and incorporated herein by reference.

    (b)      Amendment to By-Laws dated December 13, 1993 filed as Exhibit
             (2)(b) to Post-Effective Amendment No. 59 and incorporated herein by reference.

 (3)         Not applicable

 (4)         Not applicable


 (5)(a) Management Contract between Eaton Vance Growth Trust (on behalf of Eaton Vance Asian Small Companies Fund, Eaton Vance Information Age Fund, Eaton Vance Greater China Growth Fund and Eaton Vance Worldwide Health Sciences Fund) and Eaton Vance Management dated June 23, 1997 filed as Exhibit No.
             (5)(a) to Post-Effective Amendment No. 68 and incorporated herein by reference.

 (6)(a) Distribution Agreement between Eaton Vance Growth Trust and Eaton Vance Distributors, Inc. dated June 23, 1997 with attached Schedule A dated June 23, 1997 filed as Exhibit No.
             (6)(a)(1) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Firms filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 and incorporated herein by reference.


 (7) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

 (8)(a) Custodian Agreement with Investors Bank & Trust Company dated November 7, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 59 and incorporated herein by reference.

    (b) Amendment to Custodian Agreement witn Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 61 and incorporated herein by reference.

 (9)(a)(1) Administrative Services Agreement with Eaton Vance Management for Eaton Vance Growth Fund and Eaton Vance Worldwide Developing Resources Fund filed as Exhibit (9)(a) to
             Post-Effective Amendment No. 59 and incorporated herein by reference.

    (a)(2) Amendment dated June 23, 1997 to Schedule A to Administrative Services Agreement filed as Exhibit No. (9)(a)(2) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (b)      Transfer Agency Agreement dated June 7, 1989 filed as Exhibit
             (9)(d) to Post-Effective Amendment No. 55 and incorporated herein by reference.

    (c) Amendment to Transfer Agency Agreement dated February 1, 1993 filed as Exhibit (9)(e) to Post-Effective Amendment No. 55 and incorporated herein by reference.

(10)         Not applicable.


(11)(a) Consent of Independent Auditors for Eaton Vance Asian Small Companies Fund.

    (b)      Consent of Independent Auditors for Eaton Vance Greater China
             Growth Fund.

    (c)      Consent of Independent Accountants for Eaton Vance Growth Fund.

    (d)      Consent of Independent Accountants for Eaton Vance Information Age
             Fund.

    (e)      Consent of Independent Accountants for Information Age Portfolio.

    (f) Consent of Independent Auditors for Eaton Vance Worldwide Developing Resources Fund.

    (g) Consent of Independent Auditors for Worldwide Developing Resources Portfolio.

    (h) Consent of Independent Accountants for Eaton Vance Worldwide Health Sciences Fund.

    (i) Consent of Independent Accountants for Worldwide Health Sciences Portfolio.


(12)         Not applicable

(13)         Not applicable

(14)(1) Vance, Sanders Profit Sharing Retirement Plan for Self-Employed Persons with Adoption Agreement and instructions filed as Exhibit
             (8)(b)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference.

    (2) Eaton & Howard, Vance Sanders Defined Contribution Prototype Plan and Trust with Adoption Agreements: (1) Basic Profit-Sharing Retirement Plan; (2) Basic Money Purchase Pension Plan; (3) Thrift Plan Qualifying as Profit-Sharing Plan; (4) Thrift Plan Qualifying as Money Purchase Plan; (5) Integrated Profit-Sharing Retirement Plan and (6) Integrated Money Purchase Pension Plan filed as Exhibit (14)(2) to Post- Effective Amendment No. 29 and incorporated herein by reference.

    (3) Individual Retirement Custodian Account (Form 5305A) and Instructions filed as Exhibit 18 to Post-Effective Amendment No. 24 on Form S-5, File #2-22019 and incorporated herein by reference.

(15)(a) Eaton Vance Growth Trust Class A Service Plan adopted June 23, 1997 with attached Schedule A dated June 23, 1997 filed as Exhibit No. 15(a) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (b) Eaton Vance Growth Trust Class A Distribution Plan adopted June 23, 1997 with attached Schedule A dated June 23, 1997 filed as Exhibit No. (15)(b) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (c) Eaton Vance Growth Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A dated June 23, 1997 filed as Exhibit No. (15)(c) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (d) Eaton Vance Growth Trust Class C Distribution Plan adopted June 23, 1997 with attached Schedule A dated June 23, 1997 filed as Exhibit No. (15)(d) to Post-Effective Amendment No. 68 and incorporated herein by reference.


(16)         Schedules for Computation of Performance Quotations filed herewith.


(17)(a) Power of Attorney dated April 22, 1997 for Eaton Vance Growth Trust filed as Exhibit No. (17)(a) to Post-Effective
             Amendment No. 68 and incorporated herein by reference.

    (b) Power of Attorney dated April 22, 1997 for Growth Portfolio filed as Exhibit No. (17)(b) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (c) Power of Attorney for Information Age Portfolio filed as Exhibit No. (17)(c) to Post- Effective Amendment No. 68 and incorporated herein by reference.

    (d) Power of Attorney dated February 14, 1997 for Asian Small Companies Portfolio filed as Exhibit (17)(d) to Post-Effective Amendment No. 67 and incorporated herein by reference.

    (e) Power of Attorney dated February 14, 1997 for Greater China Growth Portfolio filed as Exhibit (17)(e) to Post-Effective Amendment No. 67 and incorporated herein by reference.

    (f) Power of Attorney for Worldwide Health Sciences Portfolio filed as Exhibit No. (17)(f) to Post-Effective Amendment No. 68 and incorporated herein by reference.

    (g) Power of Attorney for Worldwide Developing Resources Portfolio filed as Exhibit No. (17)(g) to Post-Effective Amendment No. 68 and incorporated herein by reference.

(18)(a) Multiple Class Plan for Eaton Vance Funds dated June 23, 1997 filed as Exhibit No. (18)(a) to Post-Effective Amendment No. 68 and incorporated herein by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
                           (1)                                                    (2)
                     TITLE OF CLASS                                  NUMBER OF RECORD HOLDERS AS OF
     Shares of beneficial interest without par value                        December 1, 1997

                                                              CLASS A           CLASS B           CLASS C

  Eaton Vance Asian Small Companies Fund                            1                 1              --
  Eaton Vance Greater China Growth Fund                        13,119            19,524            1,135
  Eaton Vance Growth Fund                                       9,748               754              143
  Eaton Vance Information Age Fund                              1,181             2,166              185
  Eaton Vance Worldwide Developing Resources Fund                 106             1,821              --
  Eaton Vance Worldwide Health Sciences Fund                   10,927             6,408              --

ITEM 27.  INDEMNIFICATION


    Article XIV of the Trust's Declaration of Trust, dated May 25, 1989, as amended, permits Trustee and officer indemnification by By-law, contract and vote. Article XI of the By-laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

    The distribution agreements of the Trust also provide for reciprocal indemnity of the principal underwriter on the one hand, and the Trustees and officers, on the other.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" or "Management of the Fund(s) and the Portfolio(s)" in the Statement of Additional Information, which information is incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITER

    (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:


Eaton Vance Growth Trust                   Eaton Vance Mutual Funds Trust
Eaton Vance Income Fund of Boston          Eaton Vance Prime Rate Reserves
Eaton Vance Investment Trust               Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust               EV Classic Senior Floating-Rate Fund
Eaton Vance Municipals Trust II


    (b)

               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
         BUSINESS ADDRESS*                   WITH PRINCIPAL UNDERWRITER                   WITH REGISTRANT

James B. Hawkes                          Vice President and Director                   President and Trustee
William M. Steul                         Vice President and Director                   None
Wharton P. Whitaker                      President and Director                        None

Albert F. Barbaro                        Vice President                                None

Chris Berg                               Vice President                                None
Kate Bradshaw                            Vice President                                None

David B. Carle                           Vice President                                None
Daniel C. Cataldo                        Vice President                                None


Raymond Cox                              Vice President                                None
Mark P. Doman                            Vice President                                None
Alan R. Dynner                           Vice President                                Secretary

Richard Finelli                          Vice President                                None
Kelly Flynn                              Vice President                                None
James Foley                              Vice President                                None

Michael A. Foster                        Vice President                                None
William M. Gillen                        Senior Vice President                         None
Hugh S. Gilmartin                        Vice President                                None
Perry D. Hooker                          Vice President                                None
Brian Jacobs                             Senior Vice President                         None
Thomas P. Luka                           Vice President                                None
John Macejka                             Vice President                                None
Timothy D. McCarthy                      Vice President                                None
Joseph T. McMenamin                      Vice President                                None
Morgan C. Mohrman                        Senior Vice President                         None
James A. Naughton                        Vice President                                None
Mark D. Nelson                           Vice President                                None
Linda D. Newkirk                         Vice President                                None
James L. O'Connor                        Vice President                                Treasurer
Thomas Otis                              Secretary and Clerk                           None
George D. Owen, II                       Vice President                                None

Enrique M. Pineada                       Vice President                                None

F. Anthony Robinson                      Vice President                                None
Jay S. Rosoff                            Vice President                                None
Benjamin A. Rowland, Jr.                 Vice President, Treasurer and Director        None
Stephen M. Rudman                        Vice President                                None
John P. Rynne                            Vice President                                None
Kevin Schrader                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None

Teresa A. Sheehan                        Vice President                                None
David C. Sturgis                         Vice President                                None
Cornelius J. Sullivan                    Senior Vice President                         None

David M. Thill                           Vice President                                None
John M. Trotsky                          Vice President                                None
Chris Volf                               Vice President                                None
Sue Wilder                               Vice President                                None
----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Certain corporate documents of Information Age Portfolio and Worldwide Health Sciences Portfolio (each a "Portfolio") are also maintained by IBT Trust Company (Cayman), Ltd., The Bank of Nova Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies, and certain investor account, Portfolio and the Registrant's accounting records are held by IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario, Canada M5X 1C8. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

    The Registrant undertakes to file a Post-Effective Amendment on behalf of Eaton Vance Asian Small Companies Fund, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 62 (or the commencement of its operations).


    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 17th day of December, 1997.


                                        EATON VANCE GROWTH TRUST

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE

                                                   President, Principal Executive
/s/ JAMES B. HAWKES                                  Officer and Trustee                      December 17, 1997
-------------------------------
    JAMES B. HAWKES
                                                   Treasurer and Principal
                                                     Financial and Accounting
/s/ JAMES L. O'CONNOR                                Officer                                  December 17, 1997
-------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                Trustee                                  December 17, 1997
-------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*                            Trustee                                  December 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                Trustee                                  December 17, 1997
-------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                               Trustee                                  December 17, 1997
-------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                 Trustee                                  December 17, 1997
-------------------------------
    JACK L. TREYNOR


*By: /s/ ALAN R. DYNNER
     --------------------------
     ALAN R. DYNNER
     As Attorney-in-fact

                                  SIGNATURES


    Asian Small Companies Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 17th day of December, 1997.

                                        ASIAN SMALL COMPANIES PORTFOLIO

                                        By HON. ROBERT LLOYD GEORGE*
                                        --------------------------------------
                                        HON. ROBERT LLOYD GEORGE, President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE

                                                   President, Principal Executive
    HON. ROBERT LLOYD GEORGE*                           Officer and Trustee                   December 17, 1997
-------------------------------
    HON. ROBERT LLOYD GEORGE
                                                   Treasurer and Principal
                                                     Financial and Accounting
/s/ JAMES L. O'CONNOR                                Officer and Trustee                      December 17, 1997
-------------------------------
    JAMES L. O'CONNOR
                                                   Vice President and
/s/ JAMES B. HAWKES                                  Trustee                                  December 17, 1997
-------------------------------
    JAMES B. HAWKES

    DONALD R. DWIGHT*                                Trustee                                  December 17, 1997
-------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*                            Trustee                                  December 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                Trustee                                  December 17, 1997
-------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                               Trustee                                  December 17, 1997
-------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                 Trustee                                  December 17, 1997
-------------------------------
    JACK L. TREYNOR

*By: /s/ ALAN R. DYNNER
     --------------------------
     ALAN R. DYNNER
     As Attorney-in-fact


                                  SIGNATURES


    Greater China Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 17th day of December, 1997.

                                        GREATER CHINA GROWTH PORTFOLIO

                                        By HON. ROBERT LLOYD GEORGE*
                                        --------------------------------------
                                        HON. ROBERT LLOYD GEORGE, President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE

                                                   President, Principal Executive
    HON. ROBERT LLOYD GEORGE*                           Officer and Trustee                   December 17, 1997
-------------------------------
    HON. ROBERT LLOYD GEORGE
                                                   Treasurer and Principal
                                                     Financial and Accounting
/s/ JAMES L. O'CONNOR                                Officer and Trustee                      December 17, 1997
-------------------------------
    JAMES L. O'CONNOR
                                                   Vice President and
/s/ JAMES B. HAWKES                                  Trustee                                  December 17, 1997
-------------------------------
    JAMES B. HAWKES

    HON. EDWARD K.Y. CHEN*                          Trustee                                   December 17, 1997
-------------------------------
    HON. EDWARD K.Y. CHEN*

    DONALD R. DWIGHT*                                Trustee                                  December 17, 1997
-------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*                            Trustee                                  December 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                Trustee                                  December 17, 1997
-------------------------------
    NORTON H. REAMER

*By: /s/ ALAN R. DYNNER
     --------------------------
     ALAN R. DYNNER
     As Attorney-in-fact


                                  SIGNATURES


    Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 17th day of December, 1997.

                                        GROWTH PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------------
                                               JAMES B. HAWKES, President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE


                                                   President, Principal Executive
/s/ JAMES B. HAWKES                                  Officer and Trustee                      December 17, 1997
-------------------------------
    JAMES B. HAWKES
                                                   Treasurer and Principal
                                                     Financial and Accounting
/s/ JAMES L. O'CONNOR                                Officer and Trustee                      December 17, 1997
-------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*                                Trustee                                  December 17, 1997
-------------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*                            Trustee                                  December 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                                Trustee                                  December 17, 1997
-------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*                               Trustee                                  December 17, 1997
-------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                                 Trustee                                  December 17, 1997
-------------------------------
    JACK L. TREYNOR

*By: /s/ ALAN R. DYNNER
     --------------------------
     ALAN R. DYNNER
     As Attorney-in-fact


                                  SIGNATURES


    Information Age Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda on the 17th day of October, 1997.


                                        INFORMATION AGE PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE
                                                   President, Principal Executive
/s/ JAMES B. HAWKES                                  Officer and Trustee                      October 17, 1997
-------------------------------
    JAMES B. HAWKES
                                                   Treasurer and Principal
                                                     Financial and Accounting
/s/ JAMES L. O'CONNOR*                               Officer and Trustee                      October 17, 1997
-------------------------------
    JAMES L. O'CONNOR

    HON. EDWARD K.Y. CHEN*                         Trustee                                    October 17, 1997
-------------------------------
    HON. EDWARD K.Y. CHEN


/s/ DONALD R. DWIGHT                               Trustee                                    October 17, 1997
-------------------------------
    DONALD R. DWIGHT

    HON. ROBERT LLOYD GEORGE*                      Trustee                                    October 17, 1997
-------------------------------
    HON. ROBERT LLOYD GEORGE

/s/ SAMUEL L. HAYES, III                           Trustee                                    October 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*                              Trustee                                    October 17, 1997
-------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE**                            Trustee                                    October 17, 1997
-------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR                                Trustee                                    October 17, 1997
-------------------------------
    JACK L. TREYNOR


*By: /s/ JAMES B. HAWKES
     --------------------------
     JAMES B. HAWKES
     As Attorney-in-fact
**Executed in Geneva, Switzerland

                                  SIGNATURES

    Worldwide Developing Resources Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda on the 17th day of October, 1997.

                                        WORLDWIDE DEVELOPING RESOURCES
                                          PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE

                                                   President, Principal Executive
/s/ JAMES B. HAWKES                                  Officer and Trustee                      October 17, 1997
-------------------------------
    JAMES B. HAWKES
                                                   Treasurer and Principal
                                                     Financial and Accounting
    JAMES L. O'CONNOR*                               Officer and Trustee                      October 17, 1997
-------------------------------
    JAMES L. O'CONNOR

/s/ DONALD R. DWIGHT                                 Trustee                                  October 17, 1997
-------------------------------
    DONALD R. DWIGHT

/s/ SAMUEL L. HAYES, III                             Trustee                                  October 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

/s/ NORTON H. REAMER                                 Trustee                                  October 17, 1997
-------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE**                              Trustee                                  October 17, 1997
-------------------------------
    JOHN L. THORNDIKE

/s/ JACK L. TREYNOR                                  Trustee                                  October 17, 1997
-------------------------------
    JACK L. TREYNOR

*By: /s/ JAMES B. HAWKES
     --------------------------
         JAMES B. HAWKES
         As Attorney-in-fact

**Executed in Geneva, Switzerland

                                  SIGNATURES

    Worldwide Health Sciences Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda on the 17th day of October, 1997.

                                        WORLDWIDE HEALTH SCIENCES PORTFOLIO

                                        By /s/ JAMES B. HAWKES
                                        --------------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                           TITLE                               DATE

                                                   President, Principal Executive
/s/ JAMES B. HAWKES                                  Officer and Trustee                      October 17, 1997
-------------------------------
    JAMES B. HAWKES
                                                   Treasurer and Principal
                                                     Financial and Accounting
/s/ JAMES L. O'CONNOR*                               Officer and Trustee                      October 17, 1997
-------------------------------
    JAMES L. O'CONNOR

/s/ DONALD R. DWIGHT                               Trustee                                    October 17, 1997
-------------------------------
    DONALD R. DWIGHT

/s/ SAMUEL L. HAYES, III                           Trustee                                    October 17, 1997
-------------------------------
    SAMUEL L. HAYES, III

/s/ NORTON H. REAMER                               Trustee                                    October 17, 1997
-------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE**                            Trustee                                    October 17, 1997
-------------------------------
    JOHN L. THORNDIKE

/s/ JACK L. TREYNOR                                Trustee                                    October 17, 1997
-------------------------------
    JACK L. TREYNOR

*By: /s/ JAMES B. HAWKES
     --------------------------
         JAMES B. HAWKES
         As Attorney-in-fact
**Executed in Geneva, Switzerland

                                EXHIBIT INDEX

                                                                                                   PAGE IN
                                                                                                  SEQUENTIAL
                                                                                                  NUMBERING
EXHIBIT NO.                                       DESCRIPTION                                       SYSTEM
-----------                                       -----------                                       ------


(11)(a)              Consent of Independent Auditors for Eaton Vance Asian Small Companies
                       Fund
    (b)              Consent of Independent Auditors for Eaton Vance Greater China Growth
                       Fund
    (c)              Consent of Independent Accountants for Eaton Vance Growth Fund
    (d)              Consent of Independent Accountants for Eaton Vance Information Age
                       Fund
    (e)              Consent of Independent Accountants for Information Age Portfolio
    (f)              Consent of Independent Auditors for Eaton Vance Worldwide Developing
                       Resources Fund
    (g)              Consent of Independent Auditors for Worldwide Developing Resources
                       Portfolio
    (h)              Consent of Independent Accountants for Eaton Vance Worldwide Health
                       Sciences Fund
    (i)              Consent of Independent Accountants for Worldwide Health Sciences
                       Portfolio
(16)                 Schedules for Computation of Performance Quotations.